                                                                    Exhibit 10.1

================================================================================

                                  JOSTENS, INC.

                                   ----------

                                CREDIT AGREEMENT

                            dated as of July 29, 2003

                                   ----------

                        Senior Secured Credit Facilities

                                   ----------

                           CREDIT SUISSE FIRST BOSTON,
                             as Administrative Agent

                                       and

                   CREDIT SUISSE FIRST BOSTON TORONTO BRANCH,
                        as Canadian Administrative Agent

                                   ----------

                           CREDIT SUISSE FIRST BOSTON

                                       and

                         DEUTSCHE BANK SECURITIES INC.,
                  as Joint Bookrunners and Joint Lead Arrangers

                                       and

                         DEUTSCHE BANK SECURITIES INC.,
                              as Syndication Agent

                                       and

                              THE BANK OF NEW YORK,

                               FLEET NATIONAL BANK

                                       and

                             WELLS FARGO BANK, N.A.

                           As Co-Documentation Agents

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS.......................................................1

   1.1      Defined Terms.....................................................1

   1.2      Other Definitional Provisions....................................32

   1.3      Designated Senior Debt...........................................33

   1.4      Several Obligations; Power of Attorney...........................33

   1.5      Exchange Rate Calculations.......................................33

SECTION 2.  TERM LOANS.......................................................33

   2.1      Term Loans.......................................................33

   2.2      Repayment of Term Loans..........................................34

   2.3      Use of Proceeds..................................................34

SECTION 3.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS.................34

   3.1      Revolving Credit Commitments.....................................34

   3.2      Commitment Fee...................................................35

   3.3      Proceeds of Revolving Credit Loans...............................35

   3.4      Swing Line Commitment............................................35

   3.5      Issuance of Letters of Credit....................................37

   3.6      Participating Interests..........................................38

   3.7      Procedure for Opening Letters of Credit..........................38

   3.8      Payments in Respect of Letters of Credit.........................38

   3.9      Letter of Credit Fees............................................39

   3.10     Letter of Credit Reserves........................................40

   3.11     Further Assurances...............................................41

   3.12     Obligations Absolute.............................................41

   3.13     Assignments......................................................42

   3.14     Participations...................................................42

   3.15     Increase in Revolving Credit Commitments.........................42

SECTION 4.  AMOUNT AND TERMS OF THE CANADIAN DOLLAR LOAN SUB-FACILITY........44

   4.1      The Canadian Dollar Loan Commitment..............................44

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

   4.2      Procedure for C$ Prime Loan Borrowing............................44

   4.3      Bankers' Acceptances.............................................44

   4.4      Conversion Option................................................48

   4.5      Circumstances Making Bankers' Acceptances Unavailable............49

   4.6      Reports..........................................................49

   4.7      Use of Proceeds of C$ Loans......................................50

   4.8      Non-BA Lenders...................................................50

SECTION 5.  GENERAL PROVISIONS APPLICABLE TO LOANS...........................50

   5.1      Procedure for Borrowing..........................................50

   5.2      Conversion and Continuation Options..............................51

   5.3      Changes of Commitment Amounts....................................52

   5.4      Optional and Mandatory Prepayments; Repayments of Term Loans.....53

   5.5      Interest Rates and Payment Dates.................................57

   5.6      Computation of Interest and Fees.................................59

   5.7      Certain Fees.....................................................59

   5.8      Inability to Determine Interest Rate.............................59

   5.9      Pro Rata Treatment and Payments..................................60

   5.10     Illegality.......................................................63

   5.11     Requirements of Law..............................................64

   5.12     Indemnity........................................................68

   5.13     Repayment of Loans; Evidence of Debt.............................69

   5.14     Replacement of Lenders...........................................70

   5.15     Reliance on Representation of the U.S. Borrower..................71

SECTION 6.  REPRESENTATIONS AND WARRANTIES...................................71

   6.1      Financial Condition..............................................72

   6.2      No Material Adverse Change.......................................72

   6.3      Existence; Compliance with Law...................................72

   6.4      Power; Authorization.............................................73

   6.5      Enforceable Obligations..........................................73

   6.6      No Legal Bar.....................................................73

   6.7      No Material Litigation...........................................74

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

   6.8      Investment Company Act; Public Utility Holding Company Act.......74

   6.9      Federal Reserve Regulation.......................................74

   6.10     No Default.......................................................74

   6.11     Taxes............................................................75

   6.12     Subsidiaries.....................................................75

   6.13     Ownership of Property; Liens.....................................75

   6.14     ERISA............................................................75

   6.15     Collateral Documents.............................................76

   6.16     Copyrights, Patents, Permits, Trademarks and Licenses............77

   6.17     Environmental Matters............................................77

   6.18     Accuracy and Completeness of Information.........................78

   6.19     Solvency.........................................................79

   6.20     Labor Matters....................................................79

SECTION 7.  CONDITIONS PRECEDENT.............................................79

   7.1      Conditions to Initial Loans and Letters of Credit................79

   7.2      Conditions to All Post-Closing Date Loans (Other than the
               Change of Control Loans) and Letters of Credit................83

   7.3      Conditions to Borrowing of the Change of Control Loans...........84

SECTION 8.  AFFIRMATIVE COVENANTS............................................84

   8.1      Financial Statements.............................................84

   8.2      Certificates; Other Information..................................85

   8.3      Payment of Obligations...........................................86

   8.4      Conduct of Business and Maintenance of Existence.................87

   8.5      Maintenance of Property; Insurance...............................87

   8.6      Inspection of Property; Books and Records; Discussions...........87

   8.7      Notices..........................................................88

   8.8      Environmental Laws...............................................89

   8.9      Additional Collateral............................................89

   8.10     Change of Control Offers.........................................92

SECTION 9.  NEGATIVE COVENANTS...............................................92

   9.1      Indebtedness.....................................................92

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

   9.2      Limitation on Liens..............................................95

   9.3      Limitation on Contingent Obligations.............................98

   9.4      Prohibition of Fundamental Changes...............................99

   9.5      Prohibition on Sale of Assets....................................99

   9.6      Limitation on Investments, Loans and Advances...................102

   9.7      Capital Expenditures............................................104

   9.8      Interest Rate Agreements........................................105

   9.9      Debt to EBITDA..................................................105

   9.10     Interest Coverage...............................................107

   9.11     Limitation on Restricted Payments...............................107

   9.12     Transactions with Affiliates....................................110

   9.13     Limitation on Changes in Fiscal Year............................111

   9.14     Limitation on Lines of Business.................................111

   9.15     Amendments to Certain Documents.................................111

   9.16     Limitation on Amendments of Certain Debt........................111

   9.17     Limitation on Sales and Leasebacks..............................112

   9.18     Limitations on Changes in Holding Company Status................112

SECTION 10. EVENTS OF DEFAULT...............................................112

SECTION 11. THE ADMINISTRATIVE AGENTS; THE ISSUING LENDER...................115

   11.1     Appointment.....................................................115

   11.2     Delegation of Duties............................................116

   11.3     Exculpatory Provisions..........................................116

   11.4     Reliance by Administrative Agents...............................116

   11.5     Notice of Default...............................................117

   11.6     Non-Reliance on Administrative Agent and Other Lenders..........117

   11.7     Indemnification.................................................118

   11.8     The Administrative Agents in their Individual Capacities........118

   11.9     Successor Administrative Agent..................................118

   11.10    Issuing Lender as Issuer of Letters of Credit...................119

   11.11    Administrative Agent as Joint and Several Creditor..............119

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

SECTION 12. MISCELLANEOUS...................................................119

   12.1     Amendments and Waivers..........................................119

   12.2     Notices.........................................................121

   12.3     No Waiver; Cumulative Remedies..................................123

   12.4     Survival of Representations and Warranties......................123

   12.5     Payment of Expenses and Taxes...................................123

   12.6     Successors and Assigns; Participations and Assignments..........125

   12.7     Adjustments; Set-off............................................130

   12.8     Counterparts....................................................131

   12.9     Governing Law; No Third Party Rights............................132

   12.10    Submission to Jurisdiction; Waivers.............................132

   12.11    Releases........................................................132

   12.12    Interest........................................................133

   12.13    Special Indemnification.........................................133

   12.14    Tax Disclosure..................................................134

   12.15    Documentation Agents............................................134

                                    SCHEDULES

Schedule I         Lenders; Addresses and Commitments
Schedule II        Pricing Grid
Schedule 1.1(a)    Specified Sale-Leaseback Transactions
Schedule 6.7       Litigation
Schedule 6.12      Subsidiaries
Schedule 6.13      Fee and Leased Properties
Schedule 6.15(b)   UCC Filing Offices
Schedule 6.16      Trademarks and Copyrights
Schedule 9.1(a)    Existing Indebtedness
Schedule 9.2(h)    Existing Liens
Schedule 9.3(d)    Existing Contingent Obligations
Schedule 9.6(k)    Existing Investments

                                    EXHIBITS

EXHIBIT A     Form of Revolving Credit Note
EXHIBIT B-1   Form of Closing Date Term Note
EXHIBIT B-2   Form of Change of Control Term Note
EXHIBIT C-1   Form of Swing Line Note
EXHIBIT C-2   Form of C$ Note
EXHIBIT D     Form of Assignment and Acceptance
EXHIBIT E     Form of Collateral Agreement
EXHIBIT F     Form of Domestic Subsidiary Guarantee
EXHIBIT G     Form of L/C Participation Certificate
EXHIBIT H     Form of Swing Line Loan Participation Certificate
EXHIBIT I     Form of Subsection 5.11(e)(2) Certificate
EXHIBIT J-1   Form of Opinion of Weil, Gotshal & Manges LLP
EXHIBIT J-2   Form of Opinion of General Counsel to the Borrower
EXHIBIT J-3   Form of Opinion of Special Canadian Counsel
EXHIBIT K-1   Form of Borrower Closing Certificate
EXHIBIT K-2   Form of Credit Parties Closing Certificate
EXHIBIT L     Form of Canadian Guarantee
EXHIBIT M     Form of Canadian Collateral Agreement
EXHIBIT N     [Reserved]
EXHIBIT O     Form of Report
EXHIBIT P     [Reserved]
EXHIBIT Q     Form of Holdings Guarantee
EXHIBIT R     Form of Scotiabank Intercreditor Agreement
EXHIBIT S     Form of Canadian Subsidiary Guarantee

          CREDIT AGREEMENT dated as of July 29, 2003, among RING ACQUISITION CORP., a Minnesota corporation (the "U.S. Borrower"), JOSTENS CANADA LTD., a Manitoba corporation (the "Canadian Borrower" and, collectively with the U.S. Borrower, the "Borrowing Parties"), RING IH CORP., a Delaware corporation ("Holdings"), the Lenders (as defined in subsection 1.1), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland ("CSFB"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, as administrative agent for the Canadian Lenders (as defined in subsection 1.1) (the "Canadian Administrative Agent").

                              W I T N E S S E T H :

          WHEREAS, pursuant to the Agreement and Plan of Merger dated as of June 17, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Merger Agreement"), among the U.S. Borrower, Ring Holding Corp., a Delaware corporation that owns 100% of the issued and outstanding common stock of Holdings (to be known as Jostens Holding Corp. following the Merger) (the "Parent"), and Jostens, Inc., a Minnesota corporation (the "Company"), the U.S. Borrower will merge (the "Merger") with and into the Company, with the Company being the surviving entity. Upon the effectiveness of the Merger, (a) the Company shall succeed to all rights and obligations of the U.S. Borrower by operation of law and without further action by any Person, and all references herein and in the other Credit Documents to the term "U.S. Borrower" shall thereupon be deemed to be references to the Company and (b) Holdings will change its name to Jostens IH Corp., and all references herein and in the other Credit Documents to the term "Holdings" shall thereupon be deemed to be references to Jostens IH Corp..

          WHEREAS, the U.S. Lenders and the Swing Line Lender are willing to extend credit to the U.S. Borrower, the Issuing Lender is willing to issue Letters of Credit for the account of the U.S. Borrower, and the Canadian Lenders are willing to extend credit to the Canadian Borrower and, through their respective Affiliates, to the U.S. Borrower, in each case on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. DEFINITIONS

          1.1 Defined Terms. As used in this Agreement, the terms defined in the Preamble or Recitals hereto shall have the meanings set forth therein, and the following terms have the following meanings:

          "Acceptance Fee": the fee payable in Canadian Dollars by the Canadian Borrower to the Canadian Administrative Agent for the account of a Canadian Lender with respect to any Bankers' Acceptance pursuant to subsection 4.3(e).

          "Acquired Capital Expenditures": as defined in subsection 9.7.

          "Acquired Person": as defined in subsection 9.7.

          "Additional U.S. Revolving Credit Commitment": for each Additional U.S. Revolving Credit Lender, any commitment to make U.S. Revolving Credit Loans by such Lender pursuant to subsection 3.15, in such amount as agreed to by such Lender in the respective Additional U.S. Revolving Credit Commitment Agreement; provided that on the date upon which an Additional U.S. Revolving Credit Commitment of any Additional U.S. Revolving Credit Lender becomes effective (each, an "Additional U.S. Revolving Credit Commitment Date"), such Additional U.S. Revolving Credit Commitment of such Additional U.S. Revolving Credit Lender shall be added to (and thereafter become a part of) (i) the U.S. Revolving Credit Commitment of such Additional U.S. Revolving Credit Lender for all purposes of this Agreement as contemplated by subsection 3.15 and (ii) the U.S. Revolving Credit Commitments.

          "Additional U.S. Revolving Credit Commitment Agreement": an agreement pursuant to which any Person agrees to provide an Additional U.S. Revolving Credit Commitment, which agreement shall be in such form and substance as shall be reasonably approved by the Administrative Agent and reasonably acceptable to the U.S. Borrower.

          "Additional U.S. Revolving Credit Commitment Date": as defined in the definition of Additional U.S. Revolving Credit Commitment.

          "Additional U.S. Revolving Credit Lender": as defined in subsection 3.15(b).

          "Adjustment Date": as defined in the definition of Applicable Margin.

          "Administrative Agent": as defined in the Preamble hereto.

          "Administrative Agents": the collective reference to the Administrative Agent and the Canadian Administrative Agent.

          "Affiliate": of any Person means any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person; provided, however, that, for purposes of subsection 9.12 only, the term "Affiliate" shall also include (a) any Person who is a director or officer of such Person and (b) any Person that directly or indirectly owns 15% or more of the issued and outstanding Capital Stock having ordinary voting power in the election of directors (or comparable governing body) of such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise. Notwithstanding the foregoing, neither of the Administrative Agents nor any Lender shall be deemed to be an Affiliate of the Parent, Holdings, the U.S. Borrower or any of their respective Subsidiaries.

          "Aggregate Canadian Revolving Credit Exposure": with respect to all Canadian Lenders at any time, the aggregate principal amount at such time of all outstanding Canadian Revolving Credit Loans of such Lenders plus the U.S. Dollar Equivalent of the aggregate principal amount at such time of all outstanding C$ Loans of such Lenders.

          "Aggregate U.S. Revolving Credit Exposure": with respect to all U.S. Lenders at any time, the aggregate principal amount at such time of all outstanding U.S. Revolving Credit Loans, Swing Line Loans, amounts available to be drawn under outstanding Letters of Credit and L/C Obligations.

          "Agreement": this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

          "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum determined from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Alternate Base Rate Loans": Loans at such time as they are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

          "Applicable Administrative Agent": (a) with respect to the Swing Line Loans, the Term Loans, the U.S. Revolving Credit Loans, the L/C Obligations and the U.S. Revolving Credit Commitments, the Administrative Agent, and (b) with respect to the Canadian Loans and the Canadian Revolving Credit Commitments, the Canadian Administrative Agent.

          "Applicable BA Discount Rate": (a) with respect to any Canadian Lender that is a Schedule I Bank, as applicable to a Bankers' Acceptance being purchased by such Canadian Lender on any day, the CDOR Rate; and (b) with respect to any Canadian Lender that is not a Schedule I Bank, as applicable to a Bankers' Acceptance being purchased by such Canadian Lender on any day, the lesser of (i) the CDOR Rate plus 10 basis points (0.10%) and (ii) the arithmetic average (as determined by the Canadian

Administrative Agent in good faith) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted by the Schedule II/III Reference Banks as the percentage discount rates at which the Schedule II/III Reference Banks would, in accordance with their normal market practices, at or about 10:00 A.M. (Toronto time) on such day, be prepared to purchase bankers' acceptances accepted by the
Schedule II/III Reference Banks having a term and face amount comparable to the term and face amount of such Bankers' Acceptance.

          "Applicable Margin": for Term Loans, Revolving Credit Loans and Swing Line Loans of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:

                         Alternate
                         Base Rate     Eurodollar
                           Loans          Loans
                         ---------   --------------
Term Loans                 1.50%         2.50%
Revolving Credit Loans     1.75%         2.75%
Swing Line Loans           1.75%     Not applicable

; provided that, (a) from and after the date on which financial statements for the Fiscal Year ended January 2, 2004 are delivered pursuant to subsection 8.1, the Applicable Margin with respect to the Revolving Credit Loans and Swing Line Loans will be adjusted on each Adjustment Date (as defined below) to the applicable rate per annum set forth in the pricing grid attached hereto as
Schedule II based on the Leverage Ratio as determined from the relevant financial statements most recently delivered pursuant to subsection 8.1. Changes in the Applicable Margin resulting from changes in the Leverage Ratio shall become effective on the date (the "Adjustment Date") on which such financial statements are delivered to the Lenders (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each Fiscal Year or the 95th day after the end of each Fiscal Year as the case may
be) and shall remain in effect until the next change to be effected pursuant to this definition; provided that (a) the Applicable Margin shall be initially the rate per annum set forth under the relevant column heading above; (b) if for any reason the financial statements required by subsection 8.1 are not timely delivered to the Lenders, (i) during the period from the date upon which such financial statements were required to be delivered until the date upon which they actually are delivered, the Applicable Margin shall be the Applicable Margin in effect immediately prior to the date such financial statements were due, and (ii) if such financial statements, when actually delivered, would have required an increase in the Applicable Margin over the Applicable Margin in effect immediately prior to the date such financial statements were due, the applicable Borrowing Party shall promptly following the delivery of such financial statements pay to the Applicable Administrative Agent, for the account of the applicable Lenders, any additional amounts of interest or fees which would have been payable on any previous Interest Payment Date had such higher Applicable Margin been in effect from the date such financial statements were required to be delivered; (c) any change in the Applicable Margin as a result of a change in the Leverage Ratio shall apply to all Loans for each day during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change in the Applicable Margin; and (d) if an Event of Default exists on any Adjustment Date or other date upon which the Applicable Margin would otherwise be adjusted hereunder, the Applicable Margin shall in no event be reduced on such Adjustment Date or other date from the Applicable Margin in effect immediately prior to such Adjustment Date or other date until such Event of Default is cured or waived.

          "Arrangers": CSFB and Deutsche Bank Securities Inc.

          "Asset Sale": any sale, sale-leaseback, or other disposition by the U.S. Borrower or any of its Subsidiaries restricted by subsection 9.5 of any of its property or assets, including the stock of any Subsidiary, except sales and dispositions permitted by subsections 9.5(a), (b), (c), (f), (g), (j), (k), (l) and (m).

          "Assignee": as defined in subsection 12.6(c).

          "Assignment and Acceptance": an assignment and acceptance substantially in the form of Exhibit D, or such other form as shall be approved by the Applicable Administrative Agent and reasonably acceptable to the U.S. Borrower.

          "Available Canadian Revolving Credit Commitment": as to any Canadian Lender, at a particular time, an amount equal to (a) the amount of such Lender's Canadian Revolving Credit Commitment at such time less (b) the sum of (i) the aggregate unpaid principal amount at such time of all Canadian Revolving Credit Loans made by such Lender pursuant to subsection 3.1, (ii) such Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of C$ Prime Loans and BA Loans and (iii) such Lender's Revolving Credit Commitment Percentage of the aggregate undiscounted face amount at such time of any Bankers' Acceptance; collectively, as to all Canadian Lenders, the "Available Canadian Revolving Credit Commitments."

          "Available Revolving Credit Commitments": the collective reference to the Available U.S. Revolving Credit Commitments and the Available Canadian Revolving Credit Commitments.

          "Available U.S. Revolving Credit Commitment": as to any U.S. Revolving Credit Lender, at a particular time, an amount equal to (a) the amount of such Lender's U.S. Revolving Credit Commitment at such time less (b) the sum of (i) the aggregate unpaid principal amount at such time of all U.S. Revolving Credit Loans made by such Lender pursuant to subsection 3.1, (ii) such Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Swing Line Loans; provided that for purposes of calculating the Available U.S. Revolving Credit Commitments pursuant to subsection 3.2 the amount referred to in this clause (ii) shall be zero, (iii) such Lender's L/C Participating Interest in the aggregate amount available to be drawn at such time under all outstanding Letters of Credit issued by the Issuing Lender and (iv) such Lender's U.S. Revolving Credit Commitment Percentage of the aggregate outstanding amount of L/C Obligations; collectively, as to all the U.S. Revolving Credit Lenders, the "Available U.S. Revolving Credit Commitments."

          "BA Loan": as defined in subsection 4.8.

          "BA Discount Proceeds": in respect of any Bankers' Acceptance to be purchased by the Canadian Lenders on any day under subsection 4.3, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

          (a)  the face amount of such Bankers' Acceptance; by

          (b)  the sum of one plus the product of:

               (i) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

               (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365;

               with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

          "Backstop L/C": as defined in subsection 5.3.

          "Bankers' Acceptance": a bill of exchange or a depository bill governed by the Bills of Exchange Act (Canada) or the Depository Bills and Notes Act (Canada), as applicable, denominated in C$ drawn by the Canadian Borrower and accepted by the Canadian Lenders pursuant to subsection 4.3 and, except where the context otherwise requires, a BA Loan made pursuant to subsection 4.8.

          "Bankruptcy Code": Title I of the Bankruptcy Reform Act of 1978, as amended and codified at Title 11 of the United States Code.

          "Base Amount": as defined in subsection 9.7 hereof.

          "Board": the Board of Governors of the Federal Reserve System, together with any successor.

          "Borrower Bridge Loan Agreement": that certain Bridge Loan Agreement which may be entered into following the Closing Date by and among Holdings, the U.S. Borrower, CSFB and Deutsche Bank AG Cayman Islands Branch, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of this Agreement.

          "Borrower Bridge Subordinated Debt": the subordinated bridge loans, subordinated term loans or exchange notes of the U.S. Borrower outstanding from time to time pursuant to the Borrower Bridge Loan Agreement or the indenture contemplated thereby.

          "Borrowing Date": any Business Day specified in a notice pursuant to
(a) subsection 3.4 or 5.1 as a date on which the U.S. Borrower requests the Swing Line Lender or the Lenders to make Loans hereunder or (b) subsection 3.5 as a date on which the U.S. Borrower requests the Issuing Lender to issue, extend, renew or amend a Letter of Credit hereunder.

          "Borrowing Date (Canada)": any Business Day (Canada) specified in a notice pursuant to subsection 4.2 or 4.3 as a date on which the Canadian Borrower requests the Canadian Lenders to make C$ Loans hereunder.

          "Borrowing Parties": as defined in the Preamble hereto.

          "Bridge Debt": collectively, the Borrower Bridge Subordinated Debt and the Holdings Bridge Debt.

          "Bridge Loan Agreements": collectively, the Borrower Bridge Loan Agreement and the Holdings Bridge Loan Agreement.

          "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Business Day (Canada)": a day (i) on which banks are open for business in Toronto, Ontario, Canada, but excluding Saturday, Sunday and any other day which is a legal holiday in Toronto, Ontario, Canada and (ii) that is a Business Day.

          "Calculation Date": (a) the last Business Day of each month and (b) the date of each borrowing request with respect to a C$ Loan; provided, however, that neither of the foregoing shall constitute a Calculation Date unless at the time thereof (or after giving effect to any borrowing then being requested) Canadian Loans denominated in Canadian Dollars are outstanding.

          "Canadian Administrative Agent": as defined in the Preamble hereto.

          "Canadian Borrower": as defined in the Preamble hereto.

          "Canadian Collateral Agreement": the Canadian Collateral Agreement, substantially in the form of Exhibit M, to be made by the Canadian Borrower and the Canadian Subsidiaries in favor of the Canadian Administrative Agent for the ratable benefit of the Canadian Lenders, as the same may be amended, modified or supplemented from time to time.

          "Canadian Dollars" or "C$": dollars in lawful currency of Canada.

          "Canadian Exchange Rate": on a particular date, the rate at which Canadian Dollars may be exchanged into Dollars, which shall be the spot rate at which the Canadian Administrative Agent is able to obtain Dollars in exchange for Canadian Dollars on such date.

          "Canadian Guarantee": the Guarantee, substantially in the form of Exhibit L, to be made by Holdings, the U.S. Borrower and the Domestic Subsidiaries in favor of the Canadian Administrative Agent for the ratable benefit of the Canadian Lenders, in respect of the obligations of the Canadian Borrower hereunder, as the same may be amended, modified or supplemented from time to time.

          "Canadian Lenders": Lenders having Canadian Revolving Credit Commitments or outstanding Canadian Loans. Each Canadian Lender shall at all times be a resident of Canada for purposes of the ITA.

          "Canadian Lending Office": such lending office of a Canadian Lender (or of an Affiliate thereof) as any Canadian Lender may from time to time specify to the Canadian Administrative Agent and the Canadian Borrower as the office by which C$ Loans of each type are to be made and maintained.

          "Canadian Loans": the collective reference to the Canadian Revolving Credit Loans and the C$ Loans.

          "Canadian Revolving Credit Commitment": as to any Lender, its obligation, expressed in Dollars, to (i) make Canadian Revolving Credit Loans to the U.S. Borrower pursuant to subsection 3.1, (ii) advance C$ Prime Loans to the Canadian Borrower pursuant to subsection 4.2, (iii) purchase Bankers' Acceptances from the Canadian Borrower pursuant to subsection 4.3 and (iv) if applicable, advance BA Loans to the Canadian Borrower pursuant to subsection 4.8, in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Canadian Revolving Credit Commitment" or in Schedule 1 to the Assignment and Acceptance by which such Lender acquired its Canadian Revolving Credit Commitment, as the same may be reduced from time to time pursuant to subsection 5.3 or adjusted pursuant to subsection 12.6(c); collectively, as to all the Canadian Lenders, the "Canadian Revolving Credit Commitments". The original aggregate principal amount of the Canadian Revolving Credit Commitments is $20,000,000.

          "Canadian Revolving Credit Loans": as defined in subsection 3.1.

          "Canadian Subsidiaries": any Subsidiary of the Canadian Borrower which is formed or organized under the federal laws of Canada or any province of Canada.

          "Canadian Subsidiary Guarantee": the Canadian Subsidiary Guarantee, substantially in the form of Exhibit S, to be made by certain Canadian Subsidiaries in favor of the Canadian Administrative Agent for the ratable benefit of the Canadian Lenders, as the same may be amended, modified or supplemented from time to time.

          "Capital Expenditures": for any period, all amounts which would, in accordance with GAAP, be set forth as capital expenditures (exclusive of any amount attributable to capitalized interest) on the consolidated statement of cash flows or other similar statement of the U.S. Borrower and its Subsidiaries for such period but shall exclude (a) any expenditures made with the proceeds of condemnation or eminent domain proceedings affecting real property or with insurance proceeds and (b) any expenditures made in connection with subsection 9.6(g) or (h); provided that any Capital Expenditures financed with the proceeds of any Indebtedness permitted hereunder (other than Indebtedness incurred hereunder) shall be deemed to be a Capital Expenditure only in the period in which, and by the amount which, any principal of such Indebtedness is repaid.

          "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents": (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (b) certificates of deposit and Eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any Lender or with any domestic (in the case of any investments, acquisitions or holdings by Holdings, the U.S. Borrower or its Domestic Subsidiaries) commercial bank or trust company having capital and surplus in excess of $300,000,000, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
(a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) commercial paper having the highest rating obtainable from S&P or Moody's and in each case maturing within one year after date of acquisition; (e) investment funds investing 95% of their assets in securities of the type described in clauses (a) through (d) above, (f) readily marketable direct obligations issued by any state of the United States or any political subdivision thereof having one of the two highest rating categories obtainable from either S&P or Moody's and (g) indebtedness with a rating of "A" or higher from S&P or "A2" or higher from Moody's.

          "C$ Loans": the collective reference to C$ Prime Loans, Bankers' Acceptances and BA Loans; for the purposes of this Agreement, the principal amount of any C$ Loan constituting a Bankers' Acceptance shall be deemed to be the undiscounted face amount of such Bankers' Acceptance; provided that for purposes of the definitions of "Available Revolving Credit Commitments", "Required Lenders" and "Supermajority Lenders" and for purposes of subsection 5.3, the principal amount of any C$ Loan at any time shall be the U.S. Dollar Equivalent at such time of the principal amount of such C$ Loan.

          "C$ Note": as defined in subsection 5.13(f).

          "C$ Prime Loans": advances by the Canadian Lenders to the Canadian Borrower denominated in Canadian Dollars that bear interest at a rate based upon the C$ Prime Rate.

          "C$ Prime Rate": on any day, the greater of (a) the annual rate of interest determined from time to time by the Canadian Administrative Agent as its reference rate then in effect for determining interest rates on C$ denominated commercial loans in Canada and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate and (ii) 1.00% per annum.

          "CDOR Rate": for each day in any period, the annual rate of interest that is the rate based on an average rate applicable to C$ bankers' acceptances for a term equal to the term selected pursuant to subsection 4.3(b)(4) appearing on the "Reuters Screen CDOR Page" (as defined in the International Swaps and Derivatives Association, Inc. definitions, as modified and amended from time to time) at approximately 10:00 A.M. (Toronto time), on such date, or if such date is not a Business Day (Canada), then on the immediately preceding Business Day (Canada); provided, however, that if such rate does not appear on the Reuters Screen CDOR Page on such date as contemplated, then the CDOR Rate on such date shall be the arithmetic average (as determined by the Canadian Administrative Agent in good faith) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary to the nearest 1/100th of 1%) quoted by the Schedule I Reference Banks (determined by the Canadian Administrative Agent as of 10:00 A.M. (Toronto time) on such date) that would be applicable to C$ bankers' acceptances for a term equal to the term selected pursuant to subsection 4.3(b)(4) or, if such date is not a Business Day (Canada), then on the immediately preceding Business Day (Canada).

          "Certificate of Designation": the Certificate of Designation of the redeemable, payment-in-kind preferred stock of the Company.

          "Change in Law": with respect to any Lender or Issuing Lender, as the case may be, the adoption of, or change in, any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change in the interpretation or application thereof by any Governmental Authority having jurisdiction over such Lender or Issuing Lender, as applicable, in each case after the Closing Date.

          "Change of Control": shall be considered to have occurred if (a) at any time prior to an IPO by the Parent or Holdings: the Permitted Investors shall cease to own, directly or indirectly, in the aggregate, more than 50% of the issued and outstanding voting stock of the U.S. Borrower, (b) at any time after an IPO by the Parent or Holdings: if any Person (other than the Permitted Investors), whether singly or in concert with one or more Persons, shall, directly or indirectly, have acquired, or acquire the power (i) to vote or direct the voting of 30% or more, on a fully diluted basis, of the outstanding common stock of the U.S. Borrower or (ii) to elect or designate for election a majority of the Board of Directors of the U.S. Borrower by voting power, contract or otherwise, (c) Holdings (or, following any merger or consolidation between Holdings and the Parent effected in accordance with subsection 9.4, the surviving entity in any such transaction) shall cease to directly own, beneficially and of record, 100% of the issued and outstanding common stock of the U.S. Borrower or (d) a Specified Change of Control shall have occurred.

          "Change of Control Offers": a collective reference to the Existing Notes Change of Control Offer and the Preferred Stock Change of Control Offer; individually, a "Change of Control Offer."

          "Change of Control Payment Date": a collective reference to the Existing Notes Payment Date and the Preferred Stock Payment Date, which shall be the same date.

          "Change of Control Payments": a collective reference to the Existing Notes Payment and the Preferred Stock Payment; individually, a "Change of Control Payment."

          "Change of Control Term Loan": as defined in subsection 2.1.

          "Change of Control Term Loan Commitment": as to any Lender, its obligation to make a Change of Control Term Loan to the U.S. Borrower pursuant to subsection 2.1 in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Change of Control Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a Lender acquires its Change of Control Term Loan Commitment, as the same may be adjusted pursuant to subsection 12.6(c); collectively, as to all the Term Loan Lenders, the "Change of Control Term Loan Commitments." The original aggregate principal amount of the Change of Control Term Loan Commitments is $50,000,000.

          "Change of Control Term Loan Commitment Percentage": as to any Term Loan Lender at any time, the percentage of the aggregate Change of Control Term Loan Commitments then constituted by such Lender's Change of Control Term Loan Commitment.

          "Change of Control Term Note": as defined in subsection 5.13(f).

          "Class": when used in reference to any Revolving Credit Commitment, refers to whether such Revolving Credit Commitment is a U.S. Revolving Credit Commitment or a Canadian Revolving Credit Commitment.

          "Closing Date": July 29, 2003.

          "Closing Date Term Loan": as defined in subsection 2.1.

          "Closing Date Term Loan Commitment": as to any Lender, its obligation to make a Closing Date Term Loan to the U.S. Borrower pursuant to subsection 2.1 in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Closing Date Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a Lender acquires its Closing Date Term Loan Commitment, as the same may be adjusted pursuant to subsection 12.6(c);

collectively, as to all the Term Loan Lenders, the "Closing Date Term Loan Commitments". The original aggregate principal amount of the Closing Date Term Loan Commitments is $475,000,000.

          "Closing Date Term Note": as defined in subsection 5.13(f).

          "Code": the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral": all assets of the Credit Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document. The Collateral under the Canadian Collateral Agreement is referred to as the "Canadian Collateral" and the Collateral under the Collateral Agreement is referred to as the "U.S. Collateral". The U.S. Collateral shall not include any Canadian Collateral.

          "Collateral Agreement": the Collateral Agreement, substantially in the form of Exhibit E, to be made by Holdings, the U.S. Borrower and its Domestic Subsidiaries from time to time parties thereto in favor of the Administrative Agent, for the ratable benefit of the Administrative Agents and the Lenders, as the same may be amended, modified or supplemented from time to time.

          "Commercial L/C": a commercial documentary Letter of Credit under which the Issuing Lender agrees to make payments in Dollars for the account of the U.S. Borrower, on behalf of the U.S. Borrower or a Subsidiary of the U.S. Borrower, in respect of obligations of the U.S. Borrower or such Subsidiary in connection with the purchase of goods or services in the ordinary course of business.

          "Commitment": as to any Lender at any time, such Lender's Swing Line Commitment, Term Loan Commitment and/or Revolving Credit Commitment; collectively, as to all the Lenders, the "Commitments."

          "Commitment Fee Rate": 3/4 of 1% per annum; provided, that from and after the date on which financial statements for the Fiscal Year ended January 2, 2004 are delivered pursuant to subsection 8.1, and so long as no Event of Default has occurred and is continuing, the Commitment Fee Rate will be determined pursuant to the pricing grid attached hereto as Schedule II based upon the Leverage Ratio as determined from the relevant financial statements delivered pursuant to subsection 8.1 and the level of utilization of the Revolving Credit Commitments.

          "Commitment Percentage": as to any Lender at any time, its Term Loan Commitment Percentage or its Revolving Credit Commitment Percentage, as the context may require.

          "Commodity Hedging Agreements": any futures contract or other similar agreement or arrangement designed to protect the U.S. Borrower or its Subsidiaries against fluctuations in commodities prices and not for purposes of speculation.

          "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the U.S. Borrower within the meaning of
Section 4001 of ERISA or is part of a group which includes the U.S. Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code.

          "Company": as defined in the Recitals hereto.

          "Confidential Information Memorandum": the Confidential Information Memorandum of the U.S. Borrower dated July 2003.

          "Consolidated Current Assets": at a particular date, all amounts (other than cash and Cash Equivalents) which would, in conformity with GAAP, be included under current assets on a consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at such date.

          "Consolidated Current Liabilities": at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at such date, excluding the current portion of long-term debt and the entire outstanding principal amount of the Revolving Credit Loans and C$ Loans.

          "Consolidated EBITDA": for any period, the Consolidated Net Income of the U.S. Borrower and its Subsidiaries for such period, plus, without duplication and to the extent reflected as either a charge or reduction of revenue in the statement of such Consolidated Net Income for such period, the sum of (a) total income tax expense, (b) interest expense, amortization or write-off of debt discount, debt issuance, warrant and other equity issuance costs and commissions, discounts, redemption premium and other fees and charges associated with the Loans, letters of credit permitted hereunder, Financing Leases (excluding any precious metals leases) or the acquisition or repayment of any debt securities of the U.S. Borrower or its Subsidiaries permitted hereunder, and net costs associated with Interest Rate Agreements to which the U.S. Borrower is a party in respect of the Loans (including commitment fees and other periodic bank charges), (c) costs of surety bonds, (d) depreciation and amortization expense, (e) amortization of intangibles (including, but not limited to, goodwill and costs of interest-rate caps and the cost of non-competition agreements) and organization costs, (f) non-cash amortization of Financing Leases, (g) franchise taxes, (h) management fees paid as contemplated by subsection 9.11 (or, with respect to periods prior to the Closing Date, as contemplated under the Existing Credit Agreement) and charges related to management fees prepaid in connection with the Transactions (or, with respect to periods prior to the Closing Date, the Original Transactions), (i) any expenses incurred in connection with any merger, any acquisition or joint venture permitted herein, including, without limitation, the Transactions (including any payments of success/transition bonuses to management of the U.S. Borrower in connection therewith), (j) any other non-cash write-downs, write-offs (including of minority interests) and other non-cash charges or expenses, (k) any non-cash restructuring or other type of non-cash special charge or reserve, (l) expenses and charges related to any equity offering, (m) expenses consisting of internal software development costs that are expensed during the period but could have been capitalized in accordance with GAAP and (n) nonrecurring litigation or claim settlement charges and related outside counsel's fees and expenses; provided that (i) the cumulative effect of a change in accounting principles (effected either through cumulative effect adjustment or a retroactive application) shall be excluded,
(ii) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) the impact of foreign currency and hedging translations and transactions shall be excluded, (iv) all other extraordinary or non-recurring gains, losses and charges shall be excluded, (v) up to $5,000,000 of the amount of expenditures made in any Fiscal Year of the U.S. Borrower in respect of subsection 9.6(h) shall be excluded and (vi) the non-cash impact of any adjustments attributable to the application of purchase accounting to the Transactions in accordance with Statement of Financial Accounting Standards No. 141 or other relevant GAAP provision (e.g., adjustments to customer deposits, adjustments to inventory or other working capital elements, etc.) shall be excluded.

          "Consolidated Indebtedness": at a particular date, all Indebtedness other than Indebtedness described in clauses (b) or (c) of the definition of "Indebtedness" included in this subsection 1.1 of the U.S. Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP at such date.

          "Consolidated Net Income": for any period, net income of the U.S. Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP (adjusted to reflect any charge, tax or expense incurred or accrued by Holdings as though such charge, tax or expense had been incurred by the U.S. Borrower, to the extent that the U.S. Borrower has made any payment to or for the account of Holdings in respect thereof (excluding any portion of any such payment returned to the U.S. Borrower pursuant to the proviso to paragraph (k) of subsection 9.11)); provided that: (i) the net income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the U.S. Borrower or a wholly owned Subsidiary and
(ii) the net income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that net income is prohibited or not permitted at the date of determination.

          "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by the U.S. Borrower in good faith) of the primary obligation or portion thereof in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such Person is required to perform thereunder) as determined by the U.S. Borrower in good faith.

          "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

          "Credit Documents": the collective reference to this Agreement, the Notes, the Security Agreements, the Mortgages and the Guarantees.

          "Credit Parties": the collective reference to (i) the U.S. Borrower and each of its direct and indirect Subsidiaries other than any Foreign Subsidiaries of the U.S. Borrower (or any other United States Person) and (ii) the Canadian Borrower and the Canadian Subsidiaries.

          "CSFB": as defined in the Preamble hereto.

          "Default": any of the events specified in Section 10, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "DLJMB": DLJ Merchant Banking III, Inc., a Delaware corporation.

          "Dollars" and "$": refers to lawful money of the United States.

          "Domestic Subsidiary": as to any Person, any Subsidiary of such Person other than a Foreign Subsidiary of such Person.

          "Draft": a blank bill of exchange or depository bill, within the meaning of the Bills of Exchange Act (Canada) or the Depository Bills and Notes Act (Canada), as applicable, drawn by the Canadian Borrower on a Canadian Lender, denominated in C$ and bearing such distinguishing letters and numbers as such Canadian Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such Canadian Lender.

          "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority or requirements of law (including, without limitation, common law) regulating or imposing liability or standards of conduct concerning environmental or public health protection matters, including, without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

          "Environmental Permits": any and all permits, licenses, registrations, notifications, exemptions and any other authorizations required under any Environmental Law.

          "Equity Contribution": as defined in subsection 7.1(c).

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying Eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market where its Eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurodollar Lending Office": as to any Lender the office of such Lender which shall be making or maintaining Eurodollar Loans.

          "Eurodollar Loans": Loans at such time as they are made and/or being maintained at a rate of interest based upon a Eurodollar Rate.

          "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula:

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

          "Event of Default": any of the events specified in Section 10; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Excess Cash Flow": for any Fiscal Year of the U.S. Borrower, commencing with the first complete Fiscal Year ending after the Closing Date, the excess of (a) Consolidated EBITDA for such Fiscal Year over (b) the sum, without duplication, of (i) the aggregate amount actually paid by the U.S. Borrower and its Subsidiaries in cash during such Fiscal Year on account of capital expenditures or acquisitions (other than capital expenditures made with the proceeds of eminent domain or condemnation proceedings to the extent such proceeds are not included in the determination of Consolidated EBITDA for such Fiscal Year), (ii) the aggregate amount of payments of principal in respect of any Indebtedness during such Fiscal Year (other than any such payments of principal pursuant to subsections 5.4(b)(i), (ii), (iii) and (iv) to the extent such amounts are not included in Consolidated EBITDA, or any such payments of principal in respect of any revolving credit facility to the extent that there is not an equivalent reduction in such facility), (iii) increases in non-cash working capital (calculated as the increase, if any, in Consolidated Current Assets of the U.S. Borrower and its Subsidiaries minus Consolidated Current Liabilities of the U.S. Borrower and its Subsidiaries from the beginning to the end of such Fiscal Year), (iv) cash interest expense (including fees paid in connection with letters of credit and surety bonds and commitment fees and other periodic bank charges) of the U.S. Borrower and its Subsidiaries, (v) the amount of taxes actually paid in cash by the U.S. Borrower and its Subsidiaries for such Fiscal Year either during such Fiscal Year or within a normal payment period thereof, (vi) to the extent added to Consolidated Net Income of the U.S. Borrower and its Subsidiaries in calculating Consolidated EBITDA for such Fiscal Year, the net cash cost of Interest Rate Agreements, franchise taxes and management fees, (vii) the net income of any Subsidiary shall be excluded to the extent that such amount is accounted for under the equity method to the extent cash dividends are not paid or the declaration or payment of dividends is not permitted without prior governmental approval (which has not been obtained) and
(viii) the amount of cash actually paid by the U.S. Borrower and its Subsidiaries in connection with clauses (b) (without duplication), (i), (l), (m) and (n), and clauses (iii) and (iv) of the proviso in the definition of Consolidated EBITDA; and (ix) the amount of any cash actually paid in connection with reserves established in accordance with GAAP; provided that to the extent any amount of cash is actually paid by the U.S. Borrower or its Subsidiaries in connection with clause (n) in the definition of Consolidated EBITDA in any Fiscal Year in which the U.S. Borrower does not have Excess Cash Flow, such amount, to the extent it was not applied to reduce Consolidated EBITDA in determining the existence of Excess Cash Flow in the year such amount was paid, may be carried forward to subsequent Fiscal Years of the U.S. Borrower and applied once to reduce the amount or any Excess Cash Flow for any such Fiscal Year.

          "Existing Credit Agreement": that certain Credit Agreement dated as of May 10, 2000, by and among the Company, the lenders and agents from time to time party thereto and JPMorgan Chase Bank, as administrative agent, as amended and restated as of July 31, 2002, and as of December 13, 2002, as in effect immediately prior to the Closing Date.

          "Existing Notes": the Company's 12-3/4% senior subordinated notes due 2010 issued pursuant to the Existing Notes Indenture.

          "Existing Notes Change of Control Offer": the offer by the U.S. Borrower to repurchase the Existing Notes in accordance with the terms of the Existing Notes Indenture as a result of the consummation of the Merger.

          "Existing Notes Indenture": that certain Indenture dated as of May 10, 2000, between the Company and The Bank of New York, as amended and in effect on the Closing Date.

          "Existing Notes Payment": the payment required to be made by the U.S. Borrower to those holders of the Existing Notes who accept the Existing Notes Change of Control Offer in accordance with the terms thereof.

          "Existing Notes Payment Date": a date occurring during the period from September 5, 2003 to September 12, 2003 (or such later date as may be agreed to by the Administrative Agent in its sole discretion).

          "Fee Property": as defined in subsection 6.13.

          "Financing Lease": (a) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the U.S. Borrower and its consolidated Subsidiaries in accordance with GAAP and (b) any other such lease to the extent that the then present value of any rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

          "Fiscal Quarter": with respect to Holdings, the U.S. Borrower or any Subsidiary, the 12 or 13 week, as applicable, fiscal quarter of such Person ending on the Saturday closest to March 31, June 30, September 30 or December 31, as applicable.

          "Fiscal Year": with respect to Holdings, the U.S. Borrower or any Subsidiary, the 52 or 53 week, as applicable, fiscal year of such Person ending on the Saturday closest to December 31.

          "Foreign Subsidiary": as to any Person, any Subsidiary of such Person which is not organized under the laws of the United States or any state thereof or the District of Columbia.

          "GAAP": generally accepted accounting principles in the United States in effect from time to time.

          "Governmental Authority": any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantees": the collective reference to the Holdings Guarantee, Subsidiary Guarantee, the Canadian Guarantee, the Canadian Subsidiary Guarantee and any guarantee which may from time to time be executed and delivered by a Subsidiary or a Canadian Subsidiary pursuant to subsection 8.9.

          "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous pesticides or hazardous or toxic substances, and any other material that may give rise to liability under any Environmental Law, including, without limitation, asbestos, petroleum, any other petroleum products (including gasoline, crude oil or any fraction thereof), polychlorinated biphenyls and urea-formaldehyde insulation.

          "Highest Lawful Rate": as defined in subsection 12.12.

          "Holdings": as defined in the Preamble hereto.

          "Holdings Bridge Debt": the bridge loans, term loans or exchange notes of Holdings outstanding from time to time pursuant to the Holdings Bridge Loan Agreement or the indenture contemplated thereby.

          "Holdings Bridge Loan Agreement": that certain Bridge Loan Agreement which may be entered into following the Closing Date by and among Holdings, CSFB and Deutsche Bank AG Cayman Islands Branch, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of this Agreement.

          "Holdings Capital Stock": as defined in paragraph (d) of subsection 9.11.

          "Holdings Guarantee": the Holdings Guarantee, substantially in the form of Exhibit Q, to be made by Holdings in favor of the Administrative Agent for the ratable benefit of the Administrative Agents and the Lenders, as the same may be amended, modified or supplemented from time to time.

          "Indebtedness": of a Person, at a particular date (excluding the impact of any adjustments attributable to the application of purchase accounting in accordance with SFAS No. 141 or other relevant GAAP provision), (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) the undrawn face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder and unpaid reimbursement obligations with respect thereto, (c) all liabilities (other than Lease Obligations and liabilities in connection with reserves established in accordance with GAAP) secured by any Lien on any property owned by such Person, even though such Person has not assumed or become liable for the payment thereof (provided that if such Person has not assumed or otherwise become liable for such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the lesser of the amount of such Indebtedness and the fair market value of the property to which such Lien relates as determined in good faith by such Person), (d) Financing Leases, (e) all indebtedness of such Person arising under acceptance facilities, but excluding (i) trade and other accounts payable and accrued expenses payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, (ii) letters of credit supporting the purchase of goods in the ordinary course of business and expiring no more than six months from the date of issuance, (iii) precious metal leases, whether capital or operating and (iv) obligations in respect of Interest Rate Agreements and Commodity Hedging Agreements.

          "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent": pertaining to a condition of Insolvency.

          "Installment Payment Date": as defined in subsection 5.4(c).

          "Interest Coverage Ratio": on the last day of any Fiscal Quarter of the U.S. Borrower, the ratio of (a) Consolidated EBITDA for the period of twelve months ending on such day to (b) cash interest expense (excluding (i) fees payable on account of letters of credit, (ii) to the extent included in interest expense in accordance with GAAP, net administrative costs associated with Interest Rate Agreements to which the U.S. Borrower is a party in respect of the Loans and other periodic bank charges and amortization of debt discount or premium (including discount of liabilities and reserves established under SFAS
141), (iii) interest expense in respect of costs of debt issuance and interest expense on customer deposits for such period net of interest income, (iv) interest in respect of seasonal borrowings of the Borrowing Parties occurring in the third Fiscal Quarter of the U.S. Borrower which seasonal borrowings shall be calculated as the lesser of (x) $85,000,000 and (y) the amount of Revolving Credit Loans and C$ Loans outstanding on the date of such calculation, at the applicable interest rate for the relevant period and (v) to the extent included in interest expense in accordance with GAAP, interest payable to the United States government in connection with the settlement of appeals relating to tax claims pending with the Internal Revenue Service on the Closing Date), in each case, for or during such period on a consolidated basis for the U.S. Borrower and its Subsidiaries in accordance with GAAP. For clarification, cash interest expense does not include accretion of interest expense, amortization of debt discount or premium, or amortization of deferred financing costs, in each case recorded in accordance with GAAP.

          "Interest Payment Date": (a) as to Alternate Base Rate Loans or C$ Prime Loans, the last Business Day or Business Day (Canada), respectively, of each Fiscal Quarter of the U.S. Borrower or the Canadian Borrower, respectively, commencing on the first such day to occur after any Alternate Base Rate Loans or C$ Prime Loans are made or any Eurodollar Loans are converted to Alternate Base Rate Loans, (b) as to any Eurodollar Loan in respect of which the U.S. Borrower has selected an Interest Period of one, two or three months, the last day of such Interest Period and (c) as to any Eurodollar Loan in respect of which the U.S. Borrower has selected a longer Interest Period than the periods described in clause (b), the last day of each three calendar month interval during such Interest Period and, in addition, the last day of such Interest Period.

          "Interest Period": with respect to any Eurodollar Loan:

               (a) initially, the period commencing on, as the case may be, the Borrowing Date or conversion date with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (or, if and when agreed to by all the relevant Lenders, nine or twelve months thereafter) as selected by the U.S. Borrower in its notice of borrowing as provided in subsection 5.1 or its notice of conversion as provided in subsection 5.2; and

               (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (or, if and when agreed to by all the relevant Lenders, nine or twelve months thereafter) as selected by the U.S. Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loan;

provided that the foregoing provisions relating to Interest Periods are subject to the following:

               (A) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (B) any Interest Period that would otherwise extend beyond (i) in the case of an Interest Period for a Term Loan, the final Installment Payment Date shall end on such Installment Payment Date or, if such Installment Payment Date shall not be a Business Day, on the next preceding Business Day; and (ii) in the case of any Interest Period for a Revolving Credit Loan, the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, or if the Revolving Credit Termination Date shall not be a Business Day, on the next preceding Business Day;

               (C) if the U.S. Borrower shall fail to give notice as provided above in clause (b), it shall be deemed to have selected a conversion of a Eurodollar Loan into an Alternate Base Rate Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 5.2);

               (D) any Interest Period that begins on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (E) the U.S. Borrower shall select Interest Periods so as not to require a prepayment (to the extent practicable) or a scheduled payment of a Eurodollar Loan during an Interest Period for such Eurodollar Loan.

          "Interest Rate Agreement": any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement.

          "Investment Grade Securities": (i) securities issued or directly and fully guaranteed or insured by the Unites States government or any agency or instrumentality thereof (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P or Baa3 by Moody's or the equivalent of such rating by such rating organization, or if no rating of S&P's or Moody's then exists, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the U.S. Borrower and its Subsidiaries and (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment and/or distribution.

          "Investor Group": the collective reference to DLJMB, certain affiliated entities and other investors arranged by DLJMB, and members of senior management of Holdings or the U.S. Borrower.

          "IPO": as to any Person, any sale by such Person through a public offering of its common (or other voting) stock pursuant to an effective registration statement (other than a registration statement on Form S-4, S-8 or any successor or similar form) filed under the Securities Act of 1933, as amended.

          "Issuing Lender": collectively, CSFB and any other Lender having U.S. Revolving Credit Commitments selected by the U.S. Borrower and reasonably acceptable to the Administrative Agent, which other Lender has agreed in its sole discretion to so act, and any of their respective Affiliates, as issuer of the Letters of Credit; with respect to any Letter of Credit, the term "Issuing Lender" shall mean the Issuing Lender with respect to such Letter of Credit.

          "ITA": the Income Tax Act (Canada), as amended, and any successor thereto, and any regulations promulgated thereunder.

          "L/C Application": as defined in subsection 3.5(a).

          "L/C Obligations": the obligations of the U.S. Borrower to reimburse the Issuing Lender for any payments made by the Issuing Lender under any Letter of Credit that have not been reimbursed by the U.S. Borrower pursuant to subsection 3.8(a).

          "L/C Participating Interest": an undivided participating interest in the face amount of each issued and outstanding Letter of Credit and the L/C Application relating thereto.

          "L/C Participation Certificate": a certificate in substantially the form of Exhibit G.

          "Lease Obligations": of the U.S. Borrower and its Subsidiaries, as of the date of any determination thereof, the rental commitments of the U.S. Borrower and its

Subsidiaries determined on a consolidated basis in accordance with GAAP, if any, under leases for real and/or personal property (net of rental commitments from sub-leases thereof), excluding however, obligations under Financing Leases.

          "Leased Properties": as defined in subsection 6.13.

          "Lenders": the collective reference to (a) the U.S. Lenders and Canadian Lenders listed on Schedule I (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance.

          "Letters of Credit": the collective reference to the Commercial L/Cs, the Standby L/Cs, individually, a "Letter of Credit."

          "Leverage Ratio": as defined in subsection 9.9(a); provided that for purposes of calculating the Leverage Ratio, the unencumbered (other than Liens permitted pursuant to subsection 9.2 (other than subsections 9.2(i) (only to the extent such Lien is in respect of cash and Cash Equivalents specifically securing Indebtedness in respect of one or more Commercial L/Cs and not all Indebtedness under this Agreement generally) and 9.2(l)) cash and Cash Equivalents balances of the U.S. Borrower and its Subsidiaries on such date shall be deducted from the amount of Consolidated Indebtedness on such date.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing, except for the filing of financing statements in connection with Lease Obligations incurred by the U.S. Borrower or its Subsidiaries to the extent that such financing statements relate to the property subject to such Lease Obligations).

          "Loans": the collective reference to the U.S. Loans and the C$ Loans; individually, a "Loan."

          "Management Agreement": the collective reference to the letter agreement dated as of July 29, 2003, between the U.S. Borrower and DLJMB, pursuant to which DLJMB has agreed to provide certain monitoring and other services on behalf of the U.S. Borrower, and the letter agreement dated as of July 29, 2003, between the U.S. Borrower and Credit Suisse First Boston LLC ("CSFBL"), pursuant to which CSFBL has agreed to provide certain financial advisory services to the U.S. Borrower, in each case as the same may be amended, supplemented or otherwise modified from time to time.

          "Material Adverse Effect": (a) a material adverse effect on the business, assets, properties, condition (financial or otherwise) or results of operations of the U.S.

Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the U.S. Borrower or any other Credit Party to perform any of its obligations under any Credit Document to which it is or will be a party or (c) a material impairment of the rights of or benefits available to the Lenders under any Credit Document.

          "Merger": as defined in the Recitals hereto.

          "Merger Agreement": as defined in the Recitals hereto.

          "Modified Maturity Date": as defined in the definition of "Term Loan Maturity Date".

          "Moody's": Moody's Investors Service, Inc.

          "Mortgaged Properties": any real property owned in fee and covered by a Mortgage delivered pursuant to subsection 8.9(d) or 8.9(g).

          "Mortgages": each of the mortgages and deeds of trust made by any Credit Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Lenders, in a form reasonably acceptable to the Administrative Agent and the U.S. Borrower, as the same may be amended, supplemented or otherwise modified from time to time.

          "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Proceeds": the aggregate cash proceeds received by Holdings, the U.S. Borrower or any Subsidiary (or solely with respect to clause (a)(ii) below, the Parent) in respect of:

               (a) (i) any issuance or borrowing of any debt securities or loans by Holdings, the U.S. Borrower or any of its Subsidiaries other than debt or loans permitted to be incurred or borrowed pursuant to subsection 9.1 or (ii) any issuance by the Parent, Holdings, the U.S. Borrower or any of its Subsidiaries of Capital Stock (excluding any such issuance to any member of the Investor Group or any Affiliate thereof or any such issuance to employees of the Parent, Holdings, the U.S. Borrower or any of its Subsidiaries);

               (b) any Asset Sale, excluding (i) any net proceeds received upon any condemnation or exercise of rights of eminent domain and (ii) any proceeds of insurance received upon any casualty or loss, in each case to the extent the same shall be deemed not to constitute Net Proceeds pursuant to the proviso to subsection 9.5(d);

               (c) any cash received in respect of substantially like-kind exchanges of property to the extent provided in the proviso to subsection 9.5(e); and

               (d) any cash payments received in respect of promissory notes delivered to the U.S. Borrower or any of its Subsidiaries in respect of an Asset Sale;

in each case net of (without duplication) (A) an amount used to repay any Indebtedness (other than the Loans) secured by a Lien on any assets of the U.S. Borrower or any of its Subsidiaries that are collateral for any such debt securities or loans that are sold or otherwise disposed of in connection with such Asset Sale, (B) the reasonable expenses (including legal fees and brokers' and underwriters' commissions, lenders fees or credit enhancement fees, in any case, paid to third parties or, to the extent permitted hereby, Affiliates) incurred in effecting such issuance or sale and (C) any taxes reasonably attributable to such sale and reasonably estimated by the U.S. Borrower or its Subsidiaries to be actually payable.

          "Non-Consenting Lender": as defined in subsection 5.14.

          "Non-Funding Lender": as defined in subsection 5.9(c).

          "Notes": the collective reference to the Swing Line Note, the C$ Note, the Revolving Credit Notes and the Term Loan Notes; each of the Notes, a "Note."

          "Original Transactions": "Transactions", as defined in the Existing Credit Agreement.

          "Parent": as defined in the Recitals hereto.

          "Parent Capital Stock": the Capital Stock of the Parent.

          "Participants": as defined in subsection 12.6(b).

          "Participating Lender": any U.S. Revolving Credit Lender (other than the Issuing Lender) with respect to its L/C Participating Interest in each Letter of Credit.

          "Payment Sharing Notice": a written notice from the U.S. Borrower or the Canadian Borrower or any Lender informing the Administrative Agent or the Canadian Administrative Agent, as the case may be, that an Event of Default has occurred and is continuing and directing the Administrative Agent or the Canadian Administrative Agent, as the case may be, to allocate payments thereafter received from or on behalf of any Borrowing Party in accordance with the provisions of subsection 5.9.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

          "Permitted Investors": the collective reference to: (a) DLJMB or any of its Affiliates or Subsidiaries, (b) any member of the Investor Group on the Closing Date (and, to the extent approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed; it being understood and agreed that the approval of the Administrative Agent shall not be required with respect to any Person which is a general partner or limited partner of, or a stockholder of or investor in, DLJ Merchant Banking III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. or MBP III Plan Investors, L.P.), other Persons who become members of the Investor Group on or prior to December 31, 2003), (c) any member of the senior management of Holdings or the U.S. Borrower on the Closing Date or (d) any entity a majority of the equity ownership interests of which is owned by a Person described in clause (c) or (d) above.

          "Permitted Liens": Liens permitted to exist under subsection 9.2.

          "Permitted Notes": as defined in subsection 9.1(f).

          "Permitted Senior Notes": as defined in subsection 9.1(f).

          "Permitted Subordinated Debt": the collective reference to the Existing Notes, the Borrower Bridge Subordinated Debt, the Permitted Subordinated Notes and other subordinated Indebtedness of the U.S. Borrower and its Subsidiaries incurred pursuant to clause (iii) of paragraph (h), or paragraphs (i) or (n), of subsection 9.1.

          "Permitted Subordinated Notes": as defined in subsection 9.1(f).

          "Person": an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Photography Division": businesses relating to selling portraits and activity photos.

          "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the U.S. Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "PPSA": the Personal Property Security Act (Manitoba).

          "Preferred Stock": the preferred stock of the Company described in the Certificate of Designation.

          "Preferred Stock Change of Control Offer": the offer by the U.S. Borrower to redeem the Preferred Stock in accordance with the Certificate of Designation as a result of the consummation of the Merger.

          "Preferred Stock Payment": the payment required to be made by the U.S. Borrower to those holders of Preferred Stock who accept the Preferred Stock Change of Control Offer in accordance with the terms thereof.

          "Preferred Stock Payment Date": a date occurring during the period from September 5, 2003 to September 12, 2003 (or such later date as may be agreed to by the Administrative Agent in its sole discretion).

          "Refunded Swing Line Loans": as defined in subsection 3.4(b).

          "Refunding Bankers' Acceptance": as defined in subsection 4.3(d).

          "Register": as defined in subsection 12.6(d).

          "Related Fund": shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Reorganization": with respect to any Multiemployer Plan, the condition that such Plan is in reorganization as such term is used in Section 4241 of ERISA.

          "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice is waived under subpart B of PBGC Reg. (S) 4042.

          "Required Lenders": at a particular time, the holders of more than 50% of the sum of (i) the aggregate unpaid principal amount of the Term Loans, if any, and (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of (w) the Revolving Credit Loans, (x) the C$ Loans, (y) participations in Swing Line Loans and (z) the L/C Obligations (plus the aggregate amount available to be drawn at such time under all outstanding Letters of Credit). The Term Loans and the Revolving Credit Commitments of any Non-Funding Lender shall be disregarded in determining Required Lenders at any time.

          "Requirement of Law": as to any Person, the Articles or Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, order, or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reset Date": as defined in subsection 1.5.

          "Responsible Officer": with respect to any Person, the president, treasurer, chief executive officer, the chief operating officer, the chief financial officer, assistant treasurer, corporate controller or any vice president of such Person.

          "Revolving Credit Commitment Percentage": (a) as to any U.S. Lender at any time, the percentage of the aggregate U.S. Revolving Credit Commitments then constituted by such Lender's U.S. Revolving Credit Commitment, and (b) as to any Canadian Lender at any time, the percentage of the aggregate Canadian Revolving Credit Commitments then constituted by such Lender's Canadian Revolving Credit

Commitment, all as set forth in Schedule I (as the same may be adjusted pursuant to any Assignment and Acceptance that becomes effective after the Closing Date).

          "Revolving Credit Commitments": the collective reference to the U.S. Revolving Credit Commitments and the Canadian Revolving Credit Commitments.

          "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Revolving Credit Termination Date.

          "Revolving Credit Lender": any Lender with a Revolving Credit Commitment.

          "Revolving Credit Loans": as defined in subsection 3.1(a).

          "Revolving Credit Note": as defined in subsection 5.13(f).

          "Revolving Credit Termination Date": the earlier of (a) July 29, 2008 and (b) such other earlier date as the Revolving Credit Commitments shall terminate hereunder.

          "Sale-Leaseback Transactions": as defined in subsection 9.17.

          "Schedule I Bank": a bank that is a Canadian chartered bank listed on
Schedule I under the Bank Act (Canada).

          "Schedule II Bank": a bank that is a Canadian chartered bank listed on
Schedule II under the Bank Act (Canada).

          "Schedule III Bank": a bank listed on Schedule III under the Bank Act (Canada).

          "Schedule I Reference Banks": Bank of Nova Scotia and such other
Schedule I Banks as are agreed to from time to time by the Canadian Borrower and the Canadian Administrative Agent, each acting reasonably; provided that there shall be no more than three Schedule I Reference Banks at any one time.

          "Schedule II/III Reference Banks": each of Credit Suisse First Boston Toronto Branch, Deutsche Bank AG, Canada Branch and such other Schedule II Banks or Schedule III Banks as are agreed to from time to time by the Canadian Borrower and the Canadian Administrative Agent, each acting reasonably; provided that there shall be no more than three Schedule II/III Reference Banks at any one time.

          "Security Agreements": the collective reference to the Collateral Agreement, the Canadian Collateral Agreement and any security agreement which may from time to time be executed and delivered by a Subsidiary of the U.S. Borrower pursuant to subsection 8.9.

          "Security Documents": the collective reference to the Security Agreements and the Mortgages.

          "Senior Leverage Ratio": as of any date, the Leverage Ratio, excluding, for purposes of determining the Senior Leverage Ratio only, the Permitted Subordinated Debt from Consolidated Indebtedness to the extent otherwise included therein at such date.

          "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "S&P": Standard and Poor's Ratings Services, a division of McGraw-Hill Companies, Inc.

          "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital. With respect to contingent liabilities, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can reasonably be expected to become an actual or matured liability.

          "Specified Change of Control": a "Change of Control" (other than as a result of the Merger) as defined from time to time in the Existing Notes Indenture, so long as the Existing Notes Indenture exists and more than $15,000,000 in aggregate principal amount of the Existing Notes remain outstanding thereunder.

          "Specified Sale-Leaseback Transactions": a Sale-Leaseback Transaction in respect of any of the Fee Properties listed on Schedule 1.1(a).

          "Standby L/C": an irrevocable letter of credit under which the Issuing Lender agrees to make payments in Dollars for the account of the U.S. Borrower, on behalf of the U.S. Borrower or any Subsidiary in respect of obligations of the U.S. Borrower or such Subsidiary incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the U.S. Borrower or such Subsidiary is or proposes to become a party in the ordinary course of the U.S. Borrower's or such Subsidiary's business, including, without limiting the foregoing, for insurance purposes or in respect of advance payments or as bid or performance bonds or for any other purpose for which a standby letter of credit might customarily be issued.

          "Subsection 5.11(e)(2) Certificate": as defined in subsection 5.11(e).

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          "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. A Subsidiary shall be deemed wholly-owned by a Person who owns directly or indirectly all of the voting shares of stock or other interests of such Subsidiary having voting power under ordinary circumstances to vote for directors or other managers of such corporation, partnership or other entity, except for (i) directors' qualifying shares, (ii) shares owned by multiple shareholders to comply with local laws and (iii) in the case of Foreign Subsidiaries, shares owned by employees. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the U.S. Borrower; provided that any joint venture or Person in which an investment is existing on the Closing Date or is made pursuant to subsection 9.6(h) shall, so long as such investment is maintained in reliance on such subsection, not be a "Subsidiary" of the U.S. Borrower for any purpose of this Agreement.

          "Subsidiary Guarantee": the Domestic Subsidiary Guarantee, substantially in the form of Exhibit F, to be made by certain Domestic Subsidiaries of the U.S. Borrower in favor of the Administrative Agent for the ratable benefit of the Administrative Agents and the Lenders, as the same may be amended, modified or supplemented from time to time.

          "Subsidiary Guarantors": the collective reference to the Domestic Subsidiaries from time to time party to the Subsidiary Guarantee.

          "Supermajority Lenders": at a particular time, the holders of at least 66-2/3% of the sum of (i) the aggregate unpaid principal amount of the Term Loans, if any, and (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of (w) the Revolving Credit Loans, (x) the C$ Loans, (y) participations in Swing Line Loans and (z) the L/C Obligations (plus the aggregate amount available to be drawn at such time under all outstanding Letters of Credit). The Term Loans and the Revolving Credit Commitments of any Non-Funding Lender shall be disregarded in determining Supermajority Lenders at any time.

          "Swing Line Commitment": the Swing Line Lender's obligation to make Swing Line Loans pursuant to subsection 3.4.

          "Swing Line Lender": CSFB, in its capacity as lender of the Swing Line Loans.

          "Swing Line Loan Participation Certificate": a certificate in substantially the form of Exhibit H.

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

          "Swing Line Loans": as defined in subsection 3.4(a).

          "Swing Line Note": as defined in subsection 5.13(f).

          "Term Loan" and "Term Loans": as defined in subsection 2.1.

          "Term Loan Commitments": collectively, the Closing Date Term Loan Commitments and the Change of Control Term Loan Commitments; individually, a "Term Loan Commitment."

          "Term Loan Commitment Percentage": as to any Lender at any time, the percentage of the aggregate Term Loan Commitments then constituted by such Lender's Term Loan Commitment (or, after the Term Loans are made, the percentage of the aggregate outstanding principal amount of all Term Loans then constituted by the aggregate outstanding principal amount of such Lender's Term Loans).

          "Term Loan Lender": each Lender that has a Term Loan Commitment or is the holder of a Term Loan.

          "Term Loan Maturity Date": July 29, 2010; provided that if more than $10,000,000 in aggregate principal amount of the Existing Notes remain outstanding on the fifth anniversary of the Closing Date, then the "Term Loan Maturity Date" shall instead be July 31, 2009 (the "Modified Maturity Date") and, notwithstanding the amortization schedule set forth in subsection 5.4(c), the then outstanding principal balance of the Term Loans shall be due and payable on the Modified Maturity Date.

          "Term Loan Note": a Closing Date Term Note or a Change of Control Term Note, as the context shall require, collectively, the "Term Notes."

          "Transactions": the collective reference to the Merger, the Change of Control Offers, the incurrence of Indebtedness, if any, under the Bridge Loan Agreements, the Equity Contribution, the repayment of certain of the Company's existing indebtedness, including, without limitation, all amounts outstanding under the Existing Credit Agreement, and the borrowing of the Loans on the Closing Date and, if applicable, the Change of Control Payment Date under this Agreement.

          "Transferee": as defined in subsection 12.6(g).

          "Type": as to any Loan, its nature as an Alternate Base Rate Loan or Eurodollar Loan.

          "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof.

          "United States": the United States of America.

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

          "United States Person": any Person organized under the laws of the United States or any state thereof or the District of Columbia.

          "U.S. Borrower": as defined in the Preamble hereto.

          "U.S. Dollar Equivalent": on any date of determination, with respect to any amount in Canadian Dollars, the equivalent in Dollars of such amount, determined by the Administrative Agent (through consultation with the Canadian Administrative Agent) using the Canadian Exchange Rate on such date.

          "U.S. Lenders": the collective reference to the Term Loan Lenders and the U.S. Revolving Credit Lenders.

          "U.S. Loans": the collective reference to the Swing Line Loans, the Term Loans and the Revolving Credit Loans.

          "U.S. Revolving Credit Commitment": as to any Lender, its obligations to (i) make U.S. Revolving Credit Loans to the U.S. Borrower pursuant to subsection 3.1, (ii) participate in Swing Line Loans and (iii) purchase its L/C Participating Interest in any Letter of Credit, in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "U.S. Revolving Credit Commitment" or in Schedule 1 to the Assignment and Acceptance by which such Lender acquired its U.S. Revolving Credit Commitment, as the same may be reduced from time to time pursuant to subsection 5.3, increased from time to time in accordance with subsection 3.15 or adjusted pursuant to subsection 12.6(c); collectively, as to all the U.S. Revolving Credit Lenders, the "U.S. Revolving Credit Commitments". The original aggregate principal amount of the U.S. Revolving Credit Commitments is $130,000,000.

          "U.S. Revolving Credit Lenders": any Lender with a U.S. Revolving Credit Commitment.

          "U.S. Revolving Credit Loans": as defined in subsection 3.1.

          1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, any other Credit Document or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in the Notes, any other Credit Document and any certificate or other document made or delivered pursuant hereto, accounting terms relating to Holdings, the U.S. Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent there are any changes in GAAP from the date of this Agreement, the financial covenants set forth herein at the option of the U.S. Borrower will either (i) continue to be determined in accordance with GAAP in effect on the Closing Date, as applicable, or (ii) be adjusted or reset to reflect such changes in GAAP, such adjustments or resets to be mutually agreed to by the U.S. Borrower and the Administrative Agent.

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

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to the singular and plural forms of such terms.

          1.3 Designated Senior Debt. The Loans and other obligations of the Credit Parties hereunder and under the other Credit Documents shall constitute "Designated Senior Debt," and this Agreement shall be deemed to be the "New Credit Facility," for all purposes of the Existing Notes Indenture.

          1.4 Several Obligations; Power of Attorney. (a) Subject to the U.S. Borrower's obligations under the Canadian Guarantee, the obligations of the respective Borrowing Parties to pay the principal of and interest on each Loan are several and not joint, and the Canadian Borrower and its Subsidiaries shall not be liable for the payment obligations of the U.S. Borrower hereunder.

          (b) The Canadian Borrower hereby appoints the U.S. Borrower and each of its officers to be its attorneys in fact (its "Attorneys") and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any borrowing request, any Credit Documents or any other instruments, certificates or documents delivered thereunder or in connection therewith (collectively, the "Documents"). This Power of Attorney shall be valid for the duration of the term of this Credit Agreement. The Canadian Borrower hereby ratifies any and all acts which any of its Attorneys shall do in order to execute on its behalf, or in connection with, the Documents mentioned herein.

          1.5 Exchange Rate Calculations. On each Calculation Date, the Administrative Agent shall (a) determine (through consultation with the Canadian Administrative Agent) the Canadian Exchange Rate as of such Calculation Date and
(b) give notice thereof to the U.S. Borrowers and to each Lender, in each case if any such Person shall have requested such information. The Canadian Exchange Rate so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (each, a "Reset Date") and shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than any other provision expressly requiring the use of a current Canadian Exchange Rate) be the Canadian Exchange Rate employed in converting amounts between Dollars and Canadian Dollars.

          SECTION 2. TERM LOANS

          2.1 Term Loans. Subject to the terms and conditions hereof, (i) each Term Loan Lender severally agrees to make a term loan in Dollars (individually, a "Closing Date Term Loan"; and collectively, the "Closing Date Term Loans") to the U.S. Borrower on the Closing Date, in an aggregate principal amount equal to such Lender's

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

Closing Date Term Loan Commitment and (ii) each Term Loan Lender severally agrees to make a term loan in Dollars (individually, a "Change of Control Term Loan"; and collectively, the "Change of Control Term Loans"; together with the Closing Date Term Loans, the "Term Loans") to the U.S. Borrower on the Change of Control Payment Date, in an aggregate principal amount equal to the lesser of
(x) such Term Loan Lender's Change of Control Term Loan Commitment Percentage of the Existing Notes Payment and (y) such Term Loan Lender's Change of Control Term Loan Commitment. Unless terminated earlier in accordance with the provisions of this Agreement, any undrawn portion of the Change of Control Term Loan Commitments shall automatically terminate at 5:00 P.M., New York City time, on the Change of Control Payment Date.

          2.2 Repayment of Term Loans. The U.S. Borrower shall repay the Term Loans as provided in subsection 5.4.

          2.3 Use of Proceeds. The proceeds of the Closing Date Term Loans shall be used to repay existing Indebtedness (including amounts outstanding under the Existing Credit Agreement), to finance the Transactions and to pay fees, expenses and financing costs in connection therewith. The proceeds of the Change of Control Term Loans shall be used to finance the Existing Notes Payment on the Existing Notes Payment Date and to pay fees and expenses incurred in connection therewith.

          SECTION 3. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

          3.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, (i) each U.S. Revolving Credit Lender severally agrees to the extent of its Available U.S. Revolving Credit Commitment to extend credit to the U.S. Borrower from time to time on any Borrowing Date during the Revolving Credit Commitment Period (A) by purchasing an L/C Participating Interest in each Letter of Credit issued by the Issuing Lender and (B) by making revolving loans in Dollars ("U.S. Revolving Credit Loans") to the U.S. Borrower and (ii) each Canadian Lender severally agrees to the extent of its Canadian Revolving Credit Commitment if, at the time of the requested borrowing, the U.S. Revolving Credit Commitments have been fully utilized, to extend credit to the U.S. Borrower from time to time on any Borrowing Date during the Revolving Credit Commitment Period by making revolving loans in Dollars to the U.S. Borrower through an Affiliate of such Lender ("Canadian Revolving Credit Loans", and, collectively with the U.S. Revolving Credit Loans, the "Revolving Credit Loans"). Notwithstanding the above, in no event shall any Revolving Credit Loan be made, or Letter of Credit be issued, if the aggregate amount of the Revolving Credit Loans to be made and Letters of Credit to be issued would, after giving effect to the use of proceeds, if any, thereof, exceed the aggregate Available Revolving Credit Commitments nor shall any Letter of Credit be issued if after giving effect thereto the sum of the undrawn amount of all outstanding Letters of Credit and the amount of all L/C Obligations would exceed $25,000,000.

          (b) During the Revolving Credit Commitment Period (subject to the provisions of subsection 3.5(b) with respect to the expiry date of any Letter of Credit), the U.S. Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof, and/or by having the Issuing Lender issue Letters of Credit, having such Letters of Credit expire undrawn upon or if drawn upon, reimbursing the Issuing Lender for such drawing, and having the Issuing Lender issue new Letters of Credit.

          (c) Each borrowing of Revolving Credit Loans pursuant to the Revolving Credit Commitments shall be in an aggregate principal amount of the lesser of
(i) $500,000 or a whole multiple of $100,000 in excess thereof in the case of Alternate Base Rate Loans, and $1,000,000 or a whole multiple of $500,000 in excess thereof in the case of Eurodollar Loans, and (ii) the Available Revolving Credit Commitments, except that any borrowing of Revolving Credit Loans to be used solely to pay a like amount of Swing Line Loans may be in the aggregate principal amount of such Swing Line Loans.

          3.2 Commitment Fee. The U.S. Borrower agrees to pay to the Administrative Agent for the account of each U.S. Revolving Credit Lender (other than any Non-Funding Lender), and the Canadian Borrower agrees to pay to the Canadian Administrative Agent for the account of each Canadian Lender (other than any Non-Funding Lender), a commitment fee from and including the Closing Date to and including the Revolving Credit Termination Date computed at the Commitment Fee Rate on the average daily amount of the Available U.S. Revolving Credit Commitment and the Available Canadian Revolving Credit Commitment, as applicable, of such Lender during the period for which payment is made (whether or not the Borrowing Parties shall have satisfied the applicable conditions to borrow or for the issuance of a Letter of Credit set forth in Section 7). Such commitment fees shall be payable quarterly in arrears on the last Business Day of each Fiscal Quarter of the U.S. Borrower and on the Revolving Credit Termination Date, commencing on the first such date to occur following the Closing Date.

          3.3 Proceeds of Revolving Credit Loans. The U.S. Borrower shall use the proceeds of Revolving Credit Loans (a) to repay existing Indebtedness (including Indebtedness in respect of revolving loans under the Existing Credit Agreement on the Closing Date) and (b) for working capital and other general corporate purposes.

          3.4 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees, so long as the Administrative Agent has not received notice that an Event of Default has occurred and is continuing, to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the U.S. Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $10,000,000; provided that no Swing Line Loan may be made if the aggregate principal amount of the Swing Line Loans to be made would exceed the aggregate Available Revolving Credit Commitments at such time. Amounts borrowed by the U.S. Borrower under this subsection 3.4 may be repaid and, through but excluding the Revolving Credit Termination Date, reborrowed. All Swing Line Loans shall be made as Alternate Base

Rate Loans and shall not be entitled to be converted into Eurodollar Loans. The U.S. Borrower shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 2:00 P.M., New York City time) on the requested Borrowing Date specifying the amount of each requested Swing Line Loan, which shall be in an aggregate minimum amount of $250,000 or a whole multiple of $100,000 in excess thereof and the wire transfer instructions for the account of the U.S. Borrower to which the proceeds of such Swing Line Loan should be transferred. The Swing Line Lender shall promptly make each Swing Line Loan by wire transfer to the account specified by the U.S. Borrower in the related notice of borrowing. The proceeds of Swing Line Loans may be used solely for the purposes referred to in subsection 3.3.

          (b) The Swing Line Lender at any time in its sole and absolute discretion may request, through the Administrative Agent, each U.S. Revolving Credit Lender, including the Swing Line Lender, to make a U.S. Revolving Credit Loan in an amount equal to such Lender's U.S. Revolving Credit Commitment Percentage of the amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given (which shall be a Business
Day). Unless any of the events described in paragraph (f) of Section 10 shall have occurred (in which event the procedures of paragraph (c) of this subsection
3.4 shall apply) each such Lender shall make the proceeds of its U.S. Revolving Credit Loan available to the Administrative Agent, for the account of the Swing Line Lender, at the office of the Administrative Agent specified in subsection
12.2 (or such other location as the Administrative Agent may direct) prior to 12:00 noon (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such U.S. Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

          (c) If prior to the making of a U.S. Revolving Credit Loan pursuant to paragraph (b) of this subsection 3.4 one of the events described in paragraph
(f) of Section 10 shall have occurred, each U.S. Revolving Credit Lender will, on the date such Loan was to have been made, purchase an undivided participating interest in the Refunded Swing Line Loan in an amount equal to its U.S. Revolving Credit Commitment Percentage of such Refunded Swing Line Loan. Each such Lender will promptly transfer to the Administrative Agent, for the account of the Swing Line Lender, in immediately available funds, the amount of its participation and, upon its receipt thereof, the Swing Line Lender will deliver to such Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

          (d) Whenever, at any time after the Administrative Agent has received, for the account of the Swing Line Lender, from any U.S. Revolving Credit Lender such Lender's participating interest in a Refunded Swing Line Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; provided that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it in like funds as such payment is required to be returned by the Administrative Agent.

          (e) The obligation of each U.S. Revolving Credit Lender to purchase participating interests pursuant to subsection 3.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the U.S. Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the U.S. Borrower; (iv) any breach of this Agreement by the U.S. Borrower or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (f) In each case in which a Lender has made a Revolving Credit Loan with respect to a Swing Line Loan pursuant to subsection 3.4(b) or has acquired a participating interest in a Refunded Swing Line Loan pursuant to subsection 3.4(c), the Administrative Agent shall, on behalf of the U.S. Borrower, record, in the applicable Register maintained pursuant to subsection 12.6(d), such Lender's name, address, and amounts of entitlement to payments of principal and interest with respect to such Revolving Credit Loan or participating interest.

          3.5 Issuance of Letters of Credit. (a) The U.S. Borrower may from time to time request the Issuing Lender to issue a Standby L/C or a Commercial L/C by delivering to the Issuing Lender at its address specified in subsection 12.2 (or such other location as the Issuing Lender may direct) a letter of credit application in the Issuing Lender's then customary form, with such changes thereto as may be reasonably requested by the U.S. Borrower to conform such application to the applicable provisions of this Agreement and the other Credit Documents (the "L/C Application") completed to the satisfaction of the Issuing Lender, together with the proposed form of such Letter of Credit (which shall comply with the applicable requirements of paragraph (b) below) and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request; provided that if the Issuing Lender informs the U.S. Borrower that it is for any reason unable to open such Letter of Credit, the U.S. Borrower may request any Lender to open such Letter of Credit upon the same terms offered to the Issuing Lender and each reference to the Issuing Lender for purposes of subsections 3.5 through 3.14, 7.1 and 7.2 shall be deemed to be a reference to such Issuing Lender. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any L/C Application or other document submitted by the U.S. Borrower to, or entered into by the U.S. Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) Each Standby L/C and Commercial L/C issued hereunder shall be issued for the account of the U.S. Borrower and shall, among other things, (i) be denominated in Dollars and be in such form requested by the U.S. Borrower as shall be acceptable to the Issuing Lender in its reasonable discretion and (ii) have an expiry date occurring not later than (x) in the case of the Letters of Credit issued on the Closing Date in favor of JPMorgan Chase Bank, as the issuing lender under the Existing Credit

Agreement, the latest expiry date of the letters of credit outstanding under the 0Existing Credit Agreement on the Closing Date and (y) with regard to all other Letters of Credit, 365 days after the date of issuance of such Letter of Credit (or 366 days in the case of a Letter of Credit that will expire in a leap year) and, in the case of Standby L/Cs, may be automatically renewed on its expiry date for an additional period of up to 365 days, but in no case shall any Letter of Credit have an expiry date occurring later than the fifth Business Day prior to the Revolving Credit Termination Date. Each L/C Application and each Letter of Credit shall be subject to the International Standby Practices (ISP 98) of the International Chamber of Commerce or the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          3.6 Participating Interests. Effective in the case of each Standby L/C and Commercial L/C (if applicable) as of the date of the opening thereof, the Issuing Lender agrees to allot and does allot, to itself and each other U.S. Revolving Credit Lender, and each such Lender severally and irrevocably agrees to take and does take in such Letter of Credit and the related L/C Application (if applicable), an L/C Participating Interest in a percentage equal to such Lender's U.S. Revolving Credit Commitment Percentage. In each case in which an Issuing Lender has allotted to another Lender an L/C Participating Interest, such Issuing Lender shall maintain a register and record therein the amounts of such other Lender's entitlement to payments of principal and interest with respect to such L/C Participating Interest.

          3.7 Procedure for Opening Letters of Credit. The Issuing Lender will promptly notify the Administrative Agent, who will promptly notify each U.S. Revolving Credit Lender, of any L/C Application received by the Issuing Lender from the U.S. Borrower and of the opening of any Letter of Credit in respect thereof as provided below. Upon receipt of any L/C Application from the U.S. Borrower, the Issuing Lender will process such L/C Application, and the other certificates, documents and other papers delivered to the Issuing Lender in connection therewith, in accordance with its customary procedures and, subject to the terms and conditions hereof, shall promptly (and within three Business Days after its receipt of such L/C Application and the other documents, papers and information referred to above unless, in the circumstances, a longer period is reasonably required) open such Letter of Credit by issuing the original of such Letter of Credit to the beneficiary thereof and by furnishing a copy thereof to the U.S. Borrower and the Administrative Agent; provided that no Letter of Credit shall be issued if the last sentence of subsection 3.1(a) would be violated thereby (and, to confirm that this proviso would not be violated thereby, the Issuing Lender will notify the Administrative Agent prior to issuing any Letter of Credit).

          3.8 Payments in Respect of Letters of Credit. (a) The U.S. Borrower agrees (i) to reimburse the Issuing Lender for any payment made by the Issuing Lender under any Letter of Credit issued for the account of the U.S. Borrower on the same Business Day that the U.S. Borrower shall have received notice from the Issuing Lender that any such payment has been made, or, if the U.S. Borrower shall have received such notice later than 11:00 A.M., New York City time, on any Business Day, not later than 4:00 P.M., New York City time, on the immediately following Business Day and (ii) to pay interest on any unreimbursed portion of any such payment from the date of such

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

payment until reimbursement in full thereof at a rate per annum equal to (A) on or prior to the date which is one Business Day after the day on which the U.S. Borrower is required to reimburse the Issuing Lender for such payment in accordance with clause (i) , the Alternate Base Rate plus the Applicable Margin for the Revolving Credit Loans and (B) thereafter, the Alternate Base Rate plus the Applicable Margin for the Revolving Credit Loans plus 2%.

          (b) In the event that the Issuing Lender makes a payment under any Letter of Credit and is not reimbursed in full therefor in accordance with paragraph (a) of this subsection 3.8, the Issuing Lender will promptly notify the Administrative Agent, who will promptly notify each other U.S. Revolving Credit Lender. Forthwith upon its receipt of any such notice, each such other Lender will transfer to Administrative Agent, for the account of the Issuing Lender, in immediately available funds, an amount equal to such other Lender's pro rata share (based on its U.S. Revolving Credit Commitment) of the L/C Obligation arising from such unreimbursed payment. Promptly, upon its receipt from the Administrative Agent, on behalf of such other Lender of such amount, the Issuing Lender will complete, execute and deliver to such other Lender an L/C Participation Certificate dated the date of such receipt and in such amount.

          (c) Whenever, at any time after the Issuing Lender has made a payment under any Letter of Credit and has received from any other U.S. Revolving Credit Lender such other Lender's pro rata share of the L/C Obligation arising therefrom, the Issuing Lender receives (directly or through the Administrative Agent) any reimbursement on account of such L/C Obligation or any payment of interest on account thereof, the Issuing Lender will promptly distribute to the Administrative Agent, for the account of such other Lender, such other Lender's pro rata share thereof in like funds as received; provided that in the event that the receipt by the Issuing Lender of such reimbursement or such payment of interest (as the case may be) is required to be returned, such other Lender will return to the Administrative Agent, for the account of the Issuing Lender, any portion thereof previously distributed by the Administrative Agent to it in like funds as such reimbursement or payment is required to be returned by the Issuing Lender.

          3.9 Letter of Credit Fees. (a) In lieu of any letter of credit commissions and fees provided for in any L/C Application relating to Standby L/Cs or Commercial L/Cs (other than standard issuance, amendment and negotiation fees, and the fronting fee referred to below), the U.S. Borrower agrees to pay the Administrative Agent, for the account of the Issuing Lender and the Participating Lenders, with respect to each Standby L/C or Commercial L/C issued for the account of the U.S. Borrower, a Standby L/C or Commercial L/C fee, as the case may be, equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans per annum on the daily average amount available to be drawn under each Standby L/C in the case of a Standby L/C and on the maximum face amount of each Commercial L/C in the case of a Commercial L/C, in either case, payable, in arrears, on the last Business Day of each Fiscal Quarter of the U.S. Borrower. The Administrative Agent will disburse any Standby L/C or Commercial L/C fees received pursuant to this subsection 3.9(a) to the respective Participating Lenders promptly following the receipt of any such fees. Notwithstanding the foregoing,

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

the U.S. Borrower agrees to pay standard issuance, amendment and negotiation fees, and a fronting fee in an amount to be agreed between the U.S. Borrower and the Issuing Lender, to the Issuing Lender for its own account.

          (b) For purposes of any payment of fees required pursuant to this subsection 3.9, the Administrative Agent agrees to provide to the U.S. Borrower a statement of any such fees to be so paid; provided that the failure by the Administrative Agent to provide the U.S. Borrower with any such invoice shall not relieve the U.S. Borrower of its obligation to pay such fees.

          3.10 Letter of Credit Reserves. (a) If any Change in Law shall either
(i) impose, modify, deem or make applicable any reserve, special deposit, assessment or similar requirement against letters of credit issued by the Issuing Lender or (ii) impose on the Issuing Lender any other condition regarding this Agreement (with respect to Letters of Credit) or any Letter of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost of the Issuing Lender of issuing or maintaining any Letter of Credit in an amount deemed by the Issuing Lender to be material (which increase in cost shall be the result of the Issuing Lender's reasonable allocation of the aggregate of such cost increases resulting from such events), then, from time to time following notice by the Issuing Lender to the U.S. Borrower of such Change in Law, within 15 days after demand by the Issuing Lender, the U.S. Borrower shall pay to the Issuing Lender such additional amounts which shall be sufficient to compensate the Issuing Lender for such increased cost, together with interest on each such amount from the date payment was required until payment in full thereof at a rate per annum equal to the rate applicable to Alternate Base Rate Loans pursuant to subsection 5.5(b).

          (b) In the event that any Change in Law with respect to the Issuing Lender shall, in the opinion of the Issuing Lender, require that any obligation under any Letter of Credit be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by the Issuing Lender or any corporation controlling the Issuing Lender, and such Change in Law shall have the effect of reducing the rate of return on the Issuing Lender's or such corporation's capital, as the case may be, as a consequence of the Issuing Lender's obligations under such Letter of Credit to a level below that which the Issuing Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account the Issuing Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by the Issuing Lender to be material, then from time to time following notice by the Issuing Lender to the U.S. Borrower of such Change in Law, within 15 days after demand by the Issuing Lender, the U.S. Borrower shall pay to the Issuing Lender such additional amount or amounts as will compensate the Issuing Lender or such corporation, as the case may be, for such reduction. The Issuing Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) or (b) of this subsection 3.10 with respect to the Issuing Lender, it will, if requested by the U.S. Borrower and to the extent permitted by law or by the relevant Governmental Authority, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event; provided that such avoidance or minimization can be made in such a manner that the Issuing Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. The U.S. Borrower shall not be required to make any payments to the Issuing Lender for any additional amounts pursuant to paragraph (a) or (b) of this subsection 3.10 unless the Issuing Lender has given written notice to the U.S. Borrower of its intent to request such payments prior to or within 60 days after the date on which the Issuing Lender became entitled to claim such amounts. A certificate, in reasonable detail setting forth the calculation of the amounts involved, submitted by the Issuing Lender to the U.S. Borrower concurrently with any such demand by the Issuing Lender, shall be conclusive, absent manifest error, as to the amount thereof.

          (c) The U.S. Borrower and each Participating Lender agree that the provisions of the foregoing paragraphs (a) and (b) shall apply equally to each Participating Lender in respect of its L/C Participating Interest in such Letter of Credit, as if the references in such paragraphs and provisions referred to, where applicable, such Participating Lender or, in the case of paragraph (b), any corporation controlling such Participating Lender.

          3.11 Further Assurances. The U.S. Borrower hereby agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by the Issuing Lender more fully to effect the purposes of this Agreement and the issuance of Letters of Credit hereunder.

          3.12 Obligations Absolute. The payment obligations of the U.S. Borrower under this Agreement with respect to the Letters of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

               (i) the existence of any claim, set-off, defense or other right which Holdings, the U.S. Borrower or any of its Subsidiaries may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Lender, the Administrative Agent or any Lender, or any other Person, whether in connection with this Agreement, any Credit Document, the transactions contemplated herein, or any unrelated transaction;

               (ii) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid or any statement therein being untrue or inaccurate in any respect;

               (iii) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate or other document which does not comply with the terms of such Letter of Credit or is insufficient in any respect, except where such payment constitutes gross negligence or willful misconduct on the part of the Issuing Lender as determined in the final judgment of a court of competent jurisdiction; or

               (iv) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, except for any such circumstances or happening constituting gross negligence or willful misconduct on the part of the Issuing Lender as determined in the final judgment of a court of competent jurisdiction.

          3.13 Assignments. No Participating Lender's participation in any Letter of Credit or any of its rights or duties hereunder shall be subdivided, assigned or transferred (other than in connection with a transfer of part or all of such Participating Lender's Revolving Credit Commitment in accordance with subsection 12.6(c)) without the prior written consent of the Issuing Lender, which consent will not be unreasonably withheld. Such consent may be given or withheld without the consent or agreement of any other Participating Lender. Notwithstanding the foregoing, a Participating Lender may subparticipate its L/C Participating Interest without obtaining the prior written consent of the Issuing Lender.

          3.14 Participations. The obligation of each U.S. Revolving Credit Lender to purchase participating interests pursuant to subsection 3.6 shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, the U.S. Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the U.S. Borrower; (iv) any breach of this Agreement by the U.S. Borrower or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          3.15 Increase in Revolving Credit Commitments. (a) So long as no Event of Default then exists or would result therefrom, the U.S. Borrower shall have the right at any time and from time to time and upon at least 10 Business Days' prior written notice to the Administrative Agent (which shall promptly notify each of the U.S. Revolving Credit Lenders), to request that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Additional U.S. Revolving Credit Commitments and, subject to the applicable terms and conditions contained in this Agreement, make U.S. Revolving Credit Loans pursuant thereto, it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Additional U.S. Revolving Credit Commitment as a result of any such request by the U.S. Borrower, (ii) until such time, if any, as such Lender has agreed to provide an Additional U.S. Revolving Credit Commitment and has executed and delivered to the Administrative Agent an Additional U.S. Revolving Credit Commitment Agreement in respect thereof as provided in subsection 3.15(b) and such Additional U.S. Revolving Credit Commitment Agreement has become effective, such Lender shall not be obligated to fund any Revolving Credit Loans in excess of its Revolving Credit Commitment as in effect prior to giving effect to such Additional U.S. Revolving Credit Commitment provided pursuant to this subsection 3.15, (iii) the aggregate amount of all Additional U.S. Revolving Credit Commitments permitted to be provided pursuant to this subsection 3.15 shall not exceed $25,000,000, (iv) the fees payable to any Lender (including, in the circumstances

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

contemplated by clause (v) below, any Person who will become a Lender) providing an Additional U.S. Revolving Credit Commitment shall be as set forth in the relevant Additional Revolving Credit Commitment Agreement, (v) if, after the U.S. Borrower has requested the then existing U.S. Revolving Credit Lenders (other than Non-Funding Lenders) to provide Additional U.S. Revolving Credit Commitments pursuant to this subsection 3.15 on the terms to be applicable thereto, the U.S. Borrower has not received Additional U.S. Revolving Credit Commitments in an aggregate amount equal to that amount of the Additional U.S. Revolving Credit Commitments which the U.S. Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the U.S. Borrower to the Administrative Agent as provided above), then the U.S. Borrower may request Additional U.S. Revolving Credit Commitments from other Persons in an aggregate amount equal to such deficiency on terms which are no more favorable to such other Persons in any respect than the terms offered to the U.S. Revolving Credit Lenders, (vi) any Lender (or, in the circumstances contemplated by clause (v) above, other Person that will become a Lender) shall be subject to the prior written approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (vii) all actions taken by the U.S. Borrower pursuant to this subsection 3.15(a) shall be done in coordination with the Administrative Agent.

          (b) At the time of any provision of Additional U.S. Revolving Credit Commitments pursuant to this subsection 3.15, (i) the U.S. Borrower, the Administrative Agent and each U.S. Revolving Credit Lender or other Person (each, an "Additional U.S. Revolving Credit Lender") which agrees to provide an Additional U.S. Revolving Credit Commitment shall execute and deliver to the Administrative Agent an Additional U.S. Revolving Credit Commitment Agreement (with the effectiveness of such Additional U.S. Revolving Credit Lender's Additional U.S. Revolving Credit Commitment to occur upon delivery of such Additional U.S. Revolving Credit Commitment Agreement to the Administrative Agent, the payment of any fees required in connection therewith and the satisfaction of the other conditions in this subsection 3.15(b) to the reasonable satisfaction of the Administrative Agent) and (ii) the U.S. Borrower shall, in coordination with the Administrative Agent, repay outstanding U.S. Revolving Credit Loans of certain of the U.S. Revolving Credit Lenders, and, subject to the satisfaction of the conditions precedent set forth in subsection 7.2, borrow additional U.S. Revolving Credit Loans from certain other U.S. Revolving Credit Lenders, in each case so that all of the U.S. Revolving Credit Lenders participate in each outstanding borrowing of U.S. Revolving Credit Loans pro rata on the basis of their respective U.S. Revolving Credit Commitments (after giving effect to any increase in the U.S. Revolving Credit Commitments pursuant to this subsection 3.15) and with the U.S. Borrower being obligated to pay to the respective U.S. Revolving Credit Lenders the costs of the type referred to in subsection 5.12 in connection with any such repayment and/or borrowing. The Administrative Agent shall promptly notify each U.S. Revolving Credit Lender as to the occurrence of each Additional U.S. Revolving Credit Commitment Date, and (x) on each such date, the U.S. Revolving Credit Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Additional U.S. Revolving Credit Commitments, and
(y) on each such date Schedule I shall be deemed modified to reflect the revised U.S. Revolving Credit Commitments of the affected Lenders.

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

          SECTION 4. AMOUNT AND TERMS OF THE CANADIAN DOLLAR LOAN SUB-FACILITY

          4.1 The Canadian Dollar Loan Commitment. Subject to the terms and conditions hereof, each Canadian Lender severally agrees to the extent of its Available Canadian Revolving Credit Commitment to make revolving credit loans (which shall be C$ Prime Loans) to, and, at the option of the Canadian Borrower, to accept and purchase Bankers' Acceptances from, the Canadian Borrower from time to time during the Revolving Credit Commitment Period. During the Revolving Credit Commitment Period, the Canadian Borrower may use the commitment for C$ Prime Loans and Bankers' Acceptances provided for in this Section by borrowing, prepaying or repaying the C$ Prime Loans or Bankers' Acceptances, in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          4.2 Procedure for C$ Prime Loan Borrowing. The Canadian Borrower may borrow C$ Prime Loans during the Revolving Credit Commitment Period on any Business Day (Canada), provided that the Canadian Borrower shall give the Canadian Administrative Agent irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) (which notice must be received by the Canadian Administrative Agent prior to 12:00 noon, Toronto time, one Business Day (Canada) prior to the requested Borrowing Date (Canada)), specifying (a) the amount to be borrowed, (b) the number and location of the account to which funds are to be disbursed and (c) the requested Borrowing Date (Canada). Each borrowing of C$ Prime Loans shall be in an amount equal to C$500,000 or a whole multiple of C$100,000 in excess thereof. Not later than 11:00 A.M., Toronto time, on the Borrowing Date (Canada) specified in such notice, each Canadian Lender shall make available to the Canadian Administrative Agent at the office of the Canadian Administrative Agent specified in subsection
12.2 (or at such other location as the Canadian Administrative Agent may direct) an amount in immediately available funds equal in amount to such Lender's Revolving Credit Commitment Percentage of the amount of the C$ Prime Loan to be made. C$ Prime Loan proceeds received by the Canadian Administrative Agent hereunder shall promptly be made available to the Canadian Borrower by the Canadian Administrative Agent's making a wire transfer to the account of the Canadian Borrower as specified by the Canadian Borrower in the notice of borrowing with the aggregate amount actually received by the Canadian Administrative Agent from the Canadian Lenders and in like funds as received by the Canadian Administrative Agent.

          4.3 Bankers' Acceptances.

          (a) The Canadian Borrower may issue Bankers' Acceptances denominated in C$ for, at the Canadian Borrower's option, acceptance and purchase by the Canadian Lenders, in accordance with the provisions of this subsection 4.3.

          (b) Procedures.

               (1) Notices. The Canadian Borrower shall notify the Canadian Administrative Agent by irrevocable written or telephonic notice (in the case of

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

telephonic notice, to be promptly confirmed in writing) by 12:00 noon, Toronto time, two Business Days (Canada) prior to the date of the relevant borrowing in respect of any borrowing by way of Bankers' Acceptances, specifying (a) the amount to be borrowed, (b) the number and location of the account to which funds are to be disbursed and (c) the requested Borrowing Date (Canada). Promptly following receipt of a notice of borrowing by way of Bankers' Acceptances (or of the continuation of Bankers' Acceptances by way of Refunding Bankers' Acceptances pursuant to subsection 4.3(d) or the conversion of Bankers' Acceptances pursuant to subsection 4.4, as the case may be), the Canadian Administrative Agent shall so advise the Canadian Lenders and shall advise each Canadian Lender of the aggregate face amount of the Bankers' Acceptances to be accepted by it and the applicable term thereof (which shall be identical for all Canadian Lenders).

               (2) Minimum Borrowing Amount. Each borrowing by way of Bankers' Acceptances shall be in a minimum aggregate face amount of C$1,000,000 or a whole multiple of C$100,000 in excess thereof.

               (3) Face Amounts. The face amount of each Bankers' Acceptance shall be C$100,000 or any whole multiple thereof. The aggregate face amount of each Banker's Acceptance to be accepted by a Canadian Lender shall be in an integral multiple of C$100,000, and such face amount shall be in an amount equal to such Lender's Revolving Credit Commitment Percentage of such borrowing by way of Bankers' Acceptances; provided that the Canadian Administrative Agent may, in its sole discretion, increase or reduce any Canadian Lender's portion of such Bankers' Acceptance to the nearest C$100,000.

               (4) Term. Bankers' Acceptances shall be issued and shall mature on a Business Day (Canada). Each Bankers' Acceptance shall have a term of 30, 60, 90 or 180 days, shall mature on or before the Revolving Credit Termination Date and shall be in form and substance reasonably satisfactory to the Canadian Lenders.

               (5) Bankers' Acceptances in Blank. To facilitate the acceptance of Bankers' Acceptances under this Agreement, the Canadian Borrower shall, from time to time as required, provide to each Canadian Lender Drafts duly executed and endorsed in blank by the Canadian Borrower in quantities sufficient for such Canadian Lender to fulfill its obligations hereunder. In addition, the Canadian Borrower hereby appoints each Canadian Lender as its attorney-in-fact with respect to Bankers' Acceptances for which the Canadian Borrower has provided a Bankers' Acceptance notice through the Canadian Administrative Agent:

               (i) to complete and sign on behalf of the Canadian Borrower, either manually or by facsimile or mechanical signature, the Drafts to create the Bankers' Acceptances;

               (ii) after the acceptance thereof by such Canadian Lender, to endorse on behalf of the Canadian Borrower, either manually or by facsimile or mechanical signature, such Bankers' Acceptance in favor of the applicable

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

     purchaser or endorsee thereof including, in such Canadian Lender's discretion, such Canadian Lender or a clearing house (as defined by the Depository Bills and Notes Act (Canada)), if applicable;

               (iii) to deliver such Bankers' Acceptances to such purchaser or to deposit such Bankers' Acceptances with such clearing house, if applicable; and

               (iv) to comply with the procedures and requirements established from time to time by such Canadian Lender or such clearing house, if applicable, in respect of the delivery, transfer and collection of bankers' acceptances and depository bills.

     The Canadian Borrower recognizes and agrees that all Bankers' Acceptances signed, endorsed, delivered or deposited on its behalf by any Canadian Lender shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued, delivered or deposited by the proper signing officer of the Canadian Borrower. Each Canadian Lender is hereby authorized to accept such Drafts or issue such Bankers' Acceptances endorsed in blank in such face amounts as may be determined by the applicable Canadian Lender in accordance with the terms of this Agreement, provided that the aggregate amount thereof is less than or equal to the aggregate amount of Bankers' Acceptances required to be accepted by such Canadian Lender. No Canadian Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed Drafts to such Canadian Lender on a timely basis, nor shall any Canadian Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct of such Canadian Lender, its officers, employees, agents or representatives as determined in the final judgment of a court of competent jurisdiction. Each Canadian Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each Canadian Lender will, upon the request of the Canadian Borrower, promptly advise the Canadian Borrower of the number and designation, if any, of Drafts then held by it for the Canadian Borrower. Each Canadian Lender shall maintain a record with respect to Drafts and Bankers' Acceptances (i) received by it from the Canadian Borrower in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder and
     (v) canceled at their respective maturities. Each Canadian Lender further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Lender.

               (6) Execution of Bankers' Acceptances. Drafts of the Canadian Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed on behalf of the Canadian Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Canadian Borrower

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

may no longer be an authorized signatory for the Canadian Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Bankers' Acceptance so signed shall be binding on the Canadian Borrower.

               (7) Acceptance of Bankers' Acceptances. Each Draft to be accepted by a Canadian Lender shall be accepted by such Canadian Lender at its Canadian Lending Office.

               (8) Purchase of Bankers' Acceptances. Each Canadian Lender shall be required to purchase (subject to the commercial availability of a resale market in the case of Bankers' Acceptances with a term of approximately 30, 60, 90 or 180 days, as the case may be) from the Canadian Borrower on the Borrowing Date (Canada), at the Applicable BA Discount Rate, Bankers' Acceptances in an amount equal to such Lender's Revolving Credit Commitment Percentage of the Bankers' Acceptances to be accepted by the Canadian Lenders on such date and to provide the BA Discount Proceeds thereof to the Canadian Administrative Agent at the office of the Canadian Administrative Agent specified in subsection 12.2 (or at such other location as the Canadian Administrative Agent may direct) not later than 12:00 noon, Toronto time, on such Borrowing Date (Canada), for the account of the Canadian Borrower. The Acceptance Fee payable by the Canadian Borrower to each Canadian Lender under subsection 4.3(e) in respect of each Bankers' Acceptance accepted and purchased by such Canadian Lender from the Canadian Borrower shall be set off against the BA Discount Proceeds payable by such Canadian Lender under this subsection 4.3(b)(8). Not later than 2:00 P.M., Toronto time, on such Borrowing Date (Canada), the Canadian Administrative Agent shall make such BA Discount Proceeds available to the Canadian Borrower by the Canadian Administrative Agent's making a wire transfer to the account of the Canadian Borrower as specified by the Canadian Borrower in the notice of borrowing with the aggregate amount actually received by the Canadian Administrative Agent from the Canadian Lenders and in like funds as received by the Canadian Administrative Agent.

               (9) Sale of Bankers' Acceptances. Each Canadian Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

               (10) Waiver of Presentment and Other Conditions. To the extent permitted by applicable law, the Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to any Canadian Lender in respect of any Bankers' Acceptance accepted by it pursuant to this Agreement that might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such Canadian Lender in its own right, and the Canadian Borrower agrees not to claim any days of grace if such Canadian Lender as holder sues the Canadian Borrower on the Bankers' Acceptances for payment of the amount payable by the Canadian Borrower thereunder.

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

          (c) The Canadian Borrower hereby unconditionally promises to reimburse each Canadian Lender for, and there shall become due and payable at 10:00 A.M., Toronto time, on the maturity date for each Bankers' Acceptance, an amount in Canadian Dollars in same day funds equal to the face amount of such Bankers' Acceptance. The Canadian Borrower shall make each such reimbursement payment (i) by causing any proceeds of a Refunding Bankers' Acceptance issued in accordance with subsection 4.3(d) or conversion of such Bankers' Acceptance in accordance with subsection 4.4 to be applied in reduction of such reimbursement payment; and (ii) by depositing the amount of such reimbursement payment (or any portion thereof remaining unpaid after application of any proceeds referred to in clause
(i)) with the Canadian Administrative Agent, for the account of the respective Canadian Lenders. The Canadian Borrower's payment in accordance with this subsection 4.3(c) shall satisfy its obligations under any Bankers' Acceptance to which it relates, and each Canadian Lender shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

          (d) The Canadian Borrower shall give irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) to the Canadian Administrative Agent at or before 12:00 noon, Toronto time, two Business Days (Canada) prior to the maturity date of each Bankers' Acceptance of the Canadian Borrower's intention to issue a Bankers' Acceptance on such maturity date (a "Refunding Bankers' Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it being understood that payments by the Canadian Borrower and fundings by the Canadian Lenders in respect of each maturing Bankers' Acceptance and the related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the face amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable Acceptance Fee) of such Refunding Bankers' Acceptance). If the Canadian Borrower fails to give such notice or does not have sufficient funds on deposit in the amount of reimbursement payment in accordance with subsection 4.3(c)(ii), the Canadian Borrower shall be deemed to have requested that such maturing Bankers' Acceptances be repaid with the proceeds of C$ Prime Loans (without any requirement to give notice with respect thereto), commencing on the maturity date of such maturing Bankers' Acceptances.

          (e) An Acceptance Fee shall be payable by the Canadian Borrower to each Canadian Lender in advance (in the manner specified in subsection 4.3(b)(8)) upon the issuance of a Bankers' Acceptance to be accepted by such Canadian Lender calculated at the rate per annum equal to the Applicable Margin for Revolving Credit Loans that are Eurodollar Loans, such Acceptance Fee to be calculated on the face amount of such Bankers' Acceptance and to be computed on the basis of the number of days in the term of such Bankers' Acceptance and a year of 365 days.

          4.4 Conversion Option. Subject to the provisions of this Agreement, the Canadian Borrower may, prior to the Revolving Commitment Termination Date, effective on any Business Day (Canada), convert, in whole or in part, C$ Prime Loans into Bankers' Acceptances or vice versa upon giving to the Canadian Administrative Agent prior irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) within the notice period and in the form which would be required to be given to the Canadian Administrative Agent in respect of the category of C$ Loan into which the outstanding C$ Loan is to be converted in accordance with the provisions of subsection 4.2 or 4.3, as applicable, provided that:

          (a) no C$ Prime Loan may be converted into a Bankers' Acceptance when any Event of Default has occurred and is continuing;

          (b) each conversion into Bankers' Acceptances shall be for an aggregate amount of C$1,000,000 (and whole multiples of C$100,000 in excess thereof), and each conversion to C$ Prime Loans shall be in an amount equal to C$500,000 (or a whole multiple of C$100,000 in excess thereof); and

          (c) Bankers' Acceptances may be converted only on the maturity date of such Bankers' Acceptances and, provided that, if less than all Bankers' Acceptances are converted, then after such conversion not less than C$1,000,000 (and whole multiples of C$100,000 in excess thereof) shall remain as Bankers' Acceptances.

Notwithstanding the foregoing, if the Canadian Borrower requests a conversion under this subsection 4.4 from Bankers' Acceptances into C$ Prime Loans, the notice period shall be increased from one Business Day (Canada) to two Business Days (Canada).

          4.5 Circumstances Making Bankers' Acceptances Unavailable.

          (a) If the Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrower, and notifies the Canadian Borrower that, by reason of circumstances affecting the money market, there is no market for Bankers' Acceptances, then:

               (i) the right of the Canadian Borrower to request a borrowing by way of Bankers' Acceptance shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrower; and

               (ii) any notice relating to a borrowing by way of Bankers' Acceptance that is outstanding at such time shall be deemed to be a notice requesting a borrowing by way of C$ Prime Loans (all as if it were a notice given pursuant to subsection 4.2).

          (b) The Canadian Administrative Agent shall promptly notify the Canadian Borrower (with a copy to the Canadian Lenders) of the suspension of the Canadian Borrower's right to request a borrowing by way of Bankers' Acceptance and of the termination of such suspension.

          4.6 Reports. The Canadian Administrative Agent shall deliver to the Administrative Agent, at any time and from time to time when the Administrative Agent may so request, a statement, substantially in the form of Exhibit O, showing (i) the aggregate principal amount of C$ Prime Loans outstanding from the Canadian Lenders as of the close of business on the Business Day immediately preceding the date of such report, (ii) the aggregate undiscounted face amount of Bankers' Acceptances outstanding from the Canadian Lenders as of the close of business on the Business Day immediately preceding the date of such report and (iii) such other matters as are contained therein. The Canadian Administrative Agent hereby agrees to deliver a copy of each such statement to the U.S. Borrower, the Canadian Borrower or any Lender promptly upon the request of any such Person.

          4.7 Use of Proceeds of C$ Loans. The proceeds of the C$ Prime Loans and the Bankers' Acceptances (or BA Loans) hereunder shall be used by the Canadian Borrower to finance the working capital needs and for the general corporate purposes of the Canadian Borrower and its Subsidiaries.

          4.8 Non-BA Lenders. If a Canadian Lender is not a Schedule I Bank,
Schedule II Bank or Schedule III Bank, or if it notifies the Canadian Administrative Agent in writing that it is otherwise unable to accept bankers' acceptances, such Canadian Lender shall give notice to such effect to the Canadian Administrative Agent prior to 10:00 A.M., Toronto time, on the date of any requested credit extension by way of Bankers' Acceptances (which notice may, if so stated therein, remain in effect with respect to subsequent requests for extension of credit by way of Bankers' Acceptances until revoked by notice to the Canadian Administrative Agent) and shall make available to the Canadian Administrative Agent, for the account of the Canadian Borrower, in accordance with subsection 4.3(b)(8) hereof, on the applicable Borrowing Date (Canada), a loan in Canadian Dollars (a "BA Loan") in the principal amount equal to the BA Discount Proceeds of a notional Bankers' Acceptance equal in amount to such Lender's Revolving Credit Commitment Percentage of the total amount of credit requested to be extended by way of Bankers' Acceptances and for the same term as the Draft that such Canadian Lender would have otherwise been required to accept and purchase hereunder.

          SECTION 5. GENERAL PROVISIONS APPLICABLE TO LOANS

          5.1 Procedure for Borrowing. (a) The U.S. Borrower may borrow under the Commitments on any Business Day (or, with respect to any borrowing of a Canadian Revolving Credit Loan, on any Business Day (Canada)); provided that, with respect to any borrowing, the U.S. Borrower shall give the Administrative Agent irrevocable notice, which notice must be received by the Administrative Agent (i) prior to 1:00 P.M., New York City time, three Business Days prior to the requested Borrowing Date if all or any part of the Loans are to be Eurodollar Loans under the U.S. Revolving Credit Commitments, (ii) prior to 1:00 P.M., New York City time, on the requested Borrowing Date if the borrowing is to be solely of Alternate Base Rate Loans under the U.S. Revolving Credit Commitments or (iii) if the borrowing is to include Canadian Revolving Credit Loans (provided that, at the time of the requested borrowing thereof, the U.S. Revolving Credit Commitments have been fully utilized) (x) prior to 1:00 P.M., New York City time, four Business Days prior to the requested Borrowing Date if all or any part of the Loans are to be Eurodollar Loans under the Canadian Revolving Credit Commitments or (y) prior to 1:00 P.M., New York City time, two Business Days prior to the requested Borrowing Date if the borrowing is to be solely of Alternate Base Rate

Loans under the Canadian Revolving Credit Commitments, and must specify (A) the amount of the borrowing, (B) the number and location of the account to which funds are to be disbursed, (C) whether such Loans are initially to be Eurodollar Loans or Alternate Base Rate Loans or a combination thereof, (D) if the borrowing is to be entirely or partly Eurodollar Loans, the length of the Interest Period for such Eurodollar Loans and (E) whether the Loan is a Term Loan, a Swing Line Loan or Revolving Credit Loan. Upon receipt of such notice the Administrative Agent shall promptly notify each affected U.S. Lender thereof and, in the case of any borrowing which is to include Canadian Revolving Credit Loans, the Administrative Agent shall promptly notify the Canadian Administrative Agent, which shall promptly notify each affected Canadian Lender. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in such notice, each affected Lender shall make available to the Administrative Agent at the office of the Administrative Agent specified in subsection 12.2 (or at such other location as the Administrative Agent may direct) an amount in immediately available funds equal to the amount of the Loan to be made by such Lender (except that proceeds of Swing Line Loans will be made available to the U.S. Borrower in accordance with subsection 3.4(a)). Loan proceeds received by the Administrative Agent hereunder shall promptly be made available to the U.S. Borrower by the Administrative Agent's making a wire transfer to the account of the U.S. Borrower as specified by the U.S. Borrower in the notice of borrowing with the aggregate amount actually received by the Administrative Agent from the Lenders and in like funds as received by the Administrative Agent.

          (b) Any borrowing of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of all Eurodollar Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $500,000 in excess thereof and (ii) no more than sixteen Interest Periods shall be in effect at any one time.

          5.2 Conversion and Continuation Options. (a) Subject to subsection 5.12, the U.S. Borrower may elect from time to time to convert Eurodollar Loans into Alternate Base Rate Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 noon, New York City time, at least three Business Days prior to the proposed conversion date. The U.S. Borrower may elect from time to time to convert all or a portion of the Alternate Base Rate Loans (other than Swing Line Loans) then outstanding to Eurodollar Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 noon, New York City time, at least three Business Days prior to the proposed conversion date, specifying the Interest Period selected therefor, and, if no Default or Event of Default has occurred and is continuing, such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Business Day, on the next succeeding Business Day. Upon receipt of any notice pursuant to this subsection 5.2, the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of the outstanding Loans (other than Swing Line Loans) may be converted as provided herein; provided that partial conversions of Alternate Base Loans shall be in the aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof and the aggregate principal

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

amount of the resulting Eurodollar Loans outstanding in respect of any one Interest Period shall be at least $1,000,000 or a whole multiple of $500,000 in excess thereof.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the U.S. Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans; provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have, by written notice to the U.S. Borrower, determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, subsection 5.1(b) would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date (in the case of continuations of Revolving Credit Loans) or the final Installment Payment Date of the Term Loans.

          5.3 Changes of Commitment Amounts. (a) The U.S. Borrower shall have the right, upon not less than three Business Days' notice to the Applicable Administrative Agent, to terminate or from time to time to permanently reduce the Revolving Credit Commitments of any Class, subject to the provisions of this subsection 5.3; provided that the Revolving Credit Lenders agree that the Applicable Administrative Agent may, in connection with any termination of the Revolving Credit Commitments, waive such notice requirement on behalf of itself and the Revolving Credit Lenders of the applicable Class. With respect to any reduction of the U.S. Revolving Credit Commitments, to the extent, if any, that the Aggregate U.S. Revolving Credit Exposure as of the date of determination exceeds the amount of the U.S. Revolving Credit Commitments as then reduced, the U.S. Borrower shall be required to make a prepayment equal to such excess amount, the proceeds of which shall be applied, first, to payment of the Swing Line Loans then outstanding, second, to payment of the U.S. Revolving Credit Loans then outstanding, third, to payment of any L/C Obligations then outstanding, and, fourth, to cash collateralize any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent. With respect to any reduction of the Canadian Revolving Credit Commitments, to the extent, if any, that the Aggregate Canadian Revolving Credit Exposure as of the date of determination exceeds the amount of the Canadian Revolving Credit Commitments as then reduced, the U.S. Borrower (in the case of Canadian Revolving Credit Loans) or the Canadian Borrower (in the case of C$ Loans) shall be required to make a prepayment equal to such excess amount, the proceeds of which shall be applied, first, to the payment of the Canadian Revolving Credit Loans then outstanding, second, to the payment of C$ Prime Loans then outstanding, third, to the payment of BA Loans then outstanding and, fourth, to the cash collateralization of any Bankers' Acceptances then outstanding on terms reasonably satisfactory to the Canadian Administrative Agent. Any complete termination of the Revolving Credit Commitments of any Class shall be accompanied by prepayment in full of (i) in the case of the U.S. Revolving Credit Commitments, the U.S. Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding and by cash collateralization, backstop or termination (at the U.S. Borrower's election) of any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent and (ii) in the case of the Canadian Revolving Credit Commitments, the Canadian Revolving Credit Loans, C$

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

Prime Loans and BA Loans and by cash collateralization of any Bankers' Acceptances then outstanding on terms reasonably satisfactory to the Canadian Administrative Agent (with such prepayment to be made by the U.S. Borrower, in the case of Canadian Revolving Credit Loans, and by the Canadian Borrower in all other cases). Upon termination of the Revolving Credit Commitments, any Letter of Credit then outstanding that has been so cash collateralized or backstopped by a letter of credit in a face amount equal to 105% of the undrawn face amount of the Letter of Credit being backstopped with terms and conditions and from a financial institution acceptable to the Issuing Lender in its sole discretion (each, a "Backstop L/C") shall no longer be considered a "Letter of Credit" as defined in subsection 1.1 and any L/C Participating Interests heretofore granted by the Issuing Lender to the U.S. Revolving Credit Lenders in such Letter of Credit shall be deemed terminated (subject to automatic reinstatement in the event that such cash collateral is returned or Backstop L/C is terminated or cancelled and the Issuing Lender is not fully reimbursed for any such L/C Obligations) but the Letter of Credit fees payable under subsection 3.9 shall continue to accrue to the Issuing Lender (or, in the event of any such automatic reinstatement, to the Issuing Lender and the Participating Lenders as provided in subsection 3.9) with respect to such Letter of Credit until the expiry thereof (provided that in lieu of paying a Standby or Commercial L/C fee, as the case may be, equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans per annum, the U.S. Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender (and, if applicable in the event of any such automatic reinstatement, the Participating Lenders), an amount equal to 0.25% per annum).

          (b) In the case of termination or reduction of the Revolving Credit Commitments of any Class, interest accrued on the amount of any prepayment relating thereto and any unpaid commitment fee accrued hereunder shall be paid on the date of such termination or reduction. Any such partial reduction of the Revolving Credit Commitments of any Class shall be in an amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and shall, in each case, reduce permanently the amount of the Revolving Credit Commitments of such Class then in effect.

          5.4 Optional and Mandatory Prepayments; Repayments of Term Loans. (a) Subject to subsection 5.12, the U.S. Borrower may at any time and from time to time prepay U.S. Loans, in whole or in part, without premium or penalty, by irrevocable notice to the Administrative Agent by 10:00 A.M., New York City time, on the same Business Day (or, in the case of Swing Line Loans, by irrevocable notice to the Administrative Agent by 12:00 noon, New York City time, on the same Business Day) in the case of Alternate Base Rate Loans, and three Business Days' irrevocable notice to the Administrative Agent in the case of Eurodollar Loans, specifying the date and amount of prepayment and whether the prepayment is of Revolving Credit Loans or Term Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each affected Lender thereof. If such notice is given, the U.S. Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein. Partial prepayments (i) of Term Loans shall be in an aggregate principal amount equal to the lesser of (A) (I) $1,000,000, or a whole multiple of $500,000 in excess thereof with respect to Eurodollar Loans or (II) $500,000, or a whole

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

multiple of $100,000 in excess thereof with respect to Alternate Base Rate Loans and (B) the aggregate unpaid principal amount of the Term Loans, and (ii) of Revolving Credit Loans shall be in an aggregate principal amount equal to the lesser of (A) (I) $1,000,000, or a whole multiple of $500,000 in excess thereof with respect to Eurodollar Loans or (II) $500,000, or a whole multiple of $100,000 in excess thereof with respect to Alternate Base Rate Loans and (B) the aggregate unpaid principal amount of the Revolving Credit Loans, as the case may be. Prepayments of the Term Loans pursuant to this subsection 5.4(a) shall be applied first, to any installment due to be paid within twelve months of such prepayment and, second, ratably to the remaining installments thereof based on the outstanding amount of such remaining installments thereof.

          (b) (i) So long as any Term Loans are outstanding, if, subsequent to the Closing Date, the Parent, Holdings, the U.S. Borrower or any of its Subsidiaries shall issue any Capital Stock, 50% of the Net Proceeds thereof (excluding amounts provided by the Investor Group or their Affiliates or by employees of such issuer) shall be promptly applied toward the prepayment of the Term Loans with such application being made first, to any installment due to be paid within twelve months of such prepayment and, second, ratably to the remaining installments thereof based on the outstanding amount of such remaining installments; provided that Net Proceeds of such issuance shall be deemed to be Net Proceeds of such issuance for purposes of this subsection 5.4(b)(i) only after deducting therefrom any cash proceeds therefrom actually applied to the redemption of (a) any then outstanding aggregate principal amount of Bridge Debt (including all accrued interest on such Indebtedness and the amount of all expenses, premium or penalties associated therewith) and (b) up to 35% of any Permitted Notes under any "equity clawback" provisions and (c) up to 35% of the Preferred Stock under any "equity clawback" provisions and, in the case of clauses (b) and (c), the payment of any expenses, premiums, penalties or accrued interest with respect thereto; provided that, if at the time of any such issuance, the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the U.S. Borrower is (A) less than 2.75 to 1.00 and greater than or equal to 2.00 to 1.00, an amount equal to 25% of the Net Proceeds thereof shall be applied as set forth above and (B) less than 2.00 to 1.00, no such prepayment shall be required in respect of such Net Proceeds.

               (ii) If, subsequent to the Closing Date, Holdings, the U.S. Borrower or any of its Subsidiaries shall incur or permit the incurrence of any Indebtedness (other than Indebtedness permitted pursuant to subsection 9.1, unless otherwise specified in such subsection), 100% of the Net Proceeds thereof shall be promptly applied toward the prepayment of the Term Loans with such application being made first, to any installment due to be paid within twelve months of such prepayment and, second, ratably to the remaining installments thereof based on the outstanding amount of remaining installments.

               (iii) If, subsequent to the Closing Date, the U.S. Borrower or any of its Subsidiaries shall receive Net Proceeds from any Asset Sale, such Net Proceeds shall be promptly applied toward the prepayment of the Term Loans with such application being made first, to any installment due to be

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

     paid within twelve months of such prepayment and, second, ratably to the remaining installments thereof based on the outstanding amount of such remaining installments; provided that such Net Proceeds need not be applied to the prepayment of the Term Loans until the earlier of the date that the aggregate amount of Net Proceeds received by the U.S. Borrower or any of its Subsidiaries from any Asset Sales exceeds $1,000,000 (and has not yet been applied to the prepayment of the Term Loans hereunder) and the date which is six months after the last application of Net Proceeds pursuant to this subsection 5.4(b)(iii).

               (iv) If for any Fiscal Year of the U.S. Borrower commencing with the first complete Fiscal Year ending after the Closing Date, there shall be Excess Cash Flow for such Fiscal Year, 75% of such Excess Cash Flow shall be promptly applied toward prepayment of the Term Loans with such application being made first, to any installment due to be paid within twelve months of such prepayment and, second, ratably to the remaining installments thereof based on the outstanding amount of such remaining installments; provided that, if the Leverage Ratio as of the last day of the fourth quarter of the Fiscal Year for which such prepayment is being made is (A) less than 3.00 to 1.00 and greater than or equal to 2.00 to 1.00, an amount equal to 50% of such Excess Cash Flow shall be applied as set forth above and (B) less than 2.00 to 1.00, no such prepayment shall be required with respect to such Excess Cash Flow. Each such prepayment shall be made not later than 120 days after the end of such Fiscal Year.

               (v) The U.S. Borrower shall give the Administrative Agent (which shall promptly notify each affected Lender) at least one Business Day's notice of each prepayment or mandatory reduction pursuant to this subsection 5.4(b) setting forth the date and amount thereof. Except as otherwise may be agreed by the Administrative Agent, as agent for the Required Lenders, any prepayment of Loans pursuant to this subsection 5.4 shall be applied, first, to any Alternate Base Rate Loans then outstanding and the balance of such prepayment, if any, to the Eurodollar Loans then outstanding; provided that prepayments of Eurodollar Loans, if not on the last day of the Interest Period with respect thereto, shall be prepaid subject to the provisions of subsection 5.12 or, at the option of the U.S. Borrower with respect to any mandatory prepayment, the amount of such prepayment (after application to any Alternate Base Rate Loans) shall be deposited with the Administrative Agent as cash collateral for the Loans on terms reasonably satisfactory to the Administrative Agent and thereafter shall be applied in the order of the Interest Periods next ending most closely to the date such prepayment is required to be made and on the last day of each such Interest Period. After such application, unless an Event of Default shall have occurred and be continuing, any remaining interest earned on such cash collateral shall be paid to the U.S. Borrower.

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

          (c) The Term Loans shall be repaid in consecutive semi-annual installments on the dates set forth below (each such day, an "Installment Payment Date"), in an aggregate amount equal to the product of (i) the percentage specified for each such Installment Payment Date multiplied by (ii) the aggregate amount of the outstanding Term Loans on the Change of Control Payment Date (after giving effect to any Change of Control Term Loans made on such date):

Installment Payment Date     Installment Amount
------------------------   ---------------------
July 2, 2004                                2.50%
December 30, 2004                           2.50%
July 1, 2005                                2.50%
December 30, 2005                           3.75%
June 30, 2006                               3.75%
December 29, 2006                            5.0%
June 29, 2007                                5.0%
December 28, 2007                            5.0%
June 27, 2008                                5.0%
January 2, 2009                              7.5%
July 2, 2009                                 7.5%
December 31, 2009                           25.0%
Term Loan Maturity Date         all amounts then
                           outstanding under the
                                      Term Loans

Amounts repaid on account of the Term Loans pursuant to this subsection or otherwise paid or prepaid in respect of Term Loans may not be reborrowed. Accrued interest on the amount of any prepayments shall be paid on the Interest Payment Date next succeeding the date of any partial prepayment in the case of any Alternate Base Rate Loans and on the date of such prepayment in the case of any Eurodollar Loans or a prepayment in full of the Term Loans.

          (d) The Canadian Borrower may, subject to subsection 5.12, at any time and from time to time, prepay the C$ Loans in whole or in part, without premium or penalty, provided that the Canadian Borrower shall give the Canadian Administrative Agent at least two Business Days' (Canada) irrevocable notice of each such prepayment in the case of C$ Prime Loans, and three Business Days' (Canada) irrevocable notice of each such prepayment in the case of Bankers' Acceptances, specifying (i) the date and amount of such prepayment (which, in the case of any Bankers' Acceptance, shall be the full undiscounted face amount thereof) and (ii) whether the amounts prepaid are on account of C$ Prime Loans or Bankers' Acceptances. If such notice is given, the

Canadian Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein. Partial prepayments shall be in an aggregate principal amount of C$1,000,000 or a whole multiple of C$500,000 in excess thereof with respect to Bankers' Acceptances, and C$500,000 or a whole multiple of C$100,000 in excess there of in the case of C$ Prime Loans.

          (e) If, at any time, the U.S. Borrower shall cease to own 100% of the Capital Stock of the Canadian Borrower, all C$ Loans outstanding at such time shall become immediately due and payable in full by the Canadian Borrower, and the right of the Canadian Borrower to borrow C$ Loans hereunder shall be immediately terminated.

          (f) If, on any Calculation Date, the Aggregate Canadian Revolving Credit Exposure exceeds the aggregate Canadian Revolving Credit Commitments, then the Administrative Agent shall give notice thereof on such Calculation Date to the Borrowing Parties and, on the immediately succeeding Reset Date, the Canadian Borrower shall repay or prepay C$ Loans in an amount sufficient to eliminate such excess.

          (g) All payments and optional prepayments (other than prepayments as set forth in subsection 5.11 with respect to increased costs) of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Loans with the same Interest Period shall not be less than $1,000,000 or a whole multiple of $500,000 in excess thereof.

          5.5 Interest Rates and Payment Dates. (a) Eurodollar Loans shall bear interest for each day during each Interest Period applicable thereto, commencing on (and including) the first day of such Interest Period to, but excluding, the last day of such Interest Period, on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

          (b) Alternate Base Rate Loans shall bear interest for the period from and including the date such Loans are made to, but excluding, the maturity date thereof, or to, but excluding, the conversion date if such Loans are earlier converted into Eurodollar Loans, on the unpaid principal amount thereof at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

          (c) C$ Prime Loans shall bear interest for the period from and including the date such Loans are made to, but excluding, the maturity date thereof, or to, but excluding the conversion date if such Loans are earlier converted into Bankers' Acceptances, on the unpaid principal amount thereof at a rate per annum equal to the C$ Prime Rate plus the Applicable Margin for Revolving Credit Loans that are Alternate Base Rate Loans.

          (d) If all or a portion of (i) the principal amount of any of the Loans or any Bankers' Acceptance, (ii) any interest payable thereon or (iii) any other amount payable by a Credit Party hereunder or under any other Credit Document, shall not be

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

paid when due (whether at the stated maturity, by acceleration or otherwise), then any such Loan, if a Eurodollar Loan, shall be converted into an Alternate Base Rate Loan at the end of the then-current Interest Period for such Eurodollar Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 5.2), and any such overdue amount shall, without limiting the rights of the Lenders under
Section 10, bear interest (which shall be payable on demand) at a rate per annum which is (x) in the case of a Loan, 2% plus the Alternate Base Rate plus the Applicable Margin (or, in the case of a Eurodollar Loan, the Eurodollar Rate for the Interest Period plus the Applicable Margin plus 2%, if higher), or (y) in all other cases, equal to the rate that would be applicable to an Alternate Base Rate Term Loan plus 2.00%, in each case from the date of such non-payment until paid in full (as well after as before judgment).

          (e) Except as otherwise expressly provided for in this subsection 5.5, interest shall be payable in arrears on each Interest Payment Date.

          (f) (i) If any provision of this Agreement would obligate any party to this Agreement to make any payment of interest or other amount payable to any Canadian Lender in an amount or calculated at a rate that would be prohibited by law or would result in a receipt by the such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows:

          (x) first, by reducing the amount or rates of interest required to be paid under this subsection 5.5; and

          (y) thereafter, by reducing any fees, commissions, premiums and other amounts that would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

               (ii) If, notwithstanding the provisions of clause (i) of this subsection 5.5(f), and after giving effect to all adjustments contemplated thereby, any Canadian Lender shall have received an amount in excess of the maximum permitted by such clause, then the party having paid such amount shall be entitled, by notice in writing to such Lender, to obtain reimbursement from such Lender of an amount equal to such excess, and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Lender to such party.

               (iii) Any amount or rate of interest referred to in this subsection 5.5(f) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term of any C$ Prime Loan on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal

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     Code (Canada)) shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the Revolving Credit Commitment Period and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination absent manifest error.

          5.6 Computation of Interest and Fees. (a) (i) Interest in respect of Alternate Base Rate Loans, at any time that the Alternate Base Rate is determined by reference to the Prime Rate and (ii) interest in respect of C$ Prime Loans (and all other amounts denominated in C$) shall be calculated on the basis of a 365 (or 366 as the case may be) day year for the actual days elapsed. Interest in respect of (x) Eurodollar Loans and in respect of Alternate Base Rate Loans at any time that the Alternate Base Rate is determined by reference to the Federal Funds Effective Rate and (y) all fees hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the U.S. Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate is announced or such change in the Eurocurrency Reserve Requirements becomes effective, as the case may be. The Administrative Agent shall as soon as practicable notify the U.S. Borrower and the Lenders of the effective date and the amount of each such change.

          (b) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or 365, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

          (c) Each determination of an interest rate by the Applicable Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowing Parties and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the U.S. Borrower, or any Lender, deliver to the U.S. Borrower or such Lender a statement showing the quotations used by the Administrative Agent in determining the Eurodollar Rate.

          5.7 Certain Fees. The U.S. Borrower agrees to pay to the Administrative Agent, for its own account, the fees separately agreed to in writing from time to time by the Administrative Agent and the U.S. Borrower.

          5.8 Inability to Determine Interest Rate. In the event that the Administrative Agent shall have determined (which determination shall, absent manifest error, be conclusive and binding upon the U.S. Borrower) that (a) by reason of

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

circumstances affecting the interbank Eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period with respect to (i) proposed Loans that the U.S. Borrower has requested be made as Eurodollar Loans, (ii) any Eurodollar Loans that will result from the requested conversion of all or part of the Alternate Base Rate Loans into Eurodollar Loans or (iii) the continuation of any Eurodollar Loan as such for an additional Interest Period, or (b) dollar deposits in the relevant amount and for the relevant period with respect to any such Eurodollar Loan are not generally available to the Lenders in their respective Eurodollar Lending Offices' interbank Eurodollar markets, the Administrative Agent shall forthwith give telecopy or e-mail notice of such determination, confirmed in writing, to the U.S. Borrower and the Lenders at least one day prior to, as the case may be, the requested Borrowing Date, the conversion date or the last day of such Interest Period. If such notice is given (i) any requested Eurodollar Loans shall be made as Alternate Base Rate Loans, (ii) any Alternate Base Rate Loans that were to have been converted to Eurodollar Loans shall be continued as Alternate Base Rate Loans, and (iii) any outstanding Eurodollar Loans shall be converted on the last day of the then current Interest Period applicable thereto into Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent (which the Administrative Agent agrees to do when the circumstances that prompted delivery of such notice no longer exist), no further Eurodollar Loans shall be made and no Alternate Base Rate Loans shall be converted to Eurodollar Loans.

          5.9 Pro Rata Treatment and Payments. (a) Except to the extent otherwise provided herein, each borrowing of Loans by a Borrowing Party from the Lenders and any reduction of the Commitments of any Class of the Lenders hereunder shall be made pro rata according to the relevant Commitment Percentages of the Lenders with respect to the Loans borrowed or the Commitments of the Class to be reduced.

          (b) Whenever any payment received by the Administrative Agent under this Agreement or any Note or any other Credit Document is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the applicable Lenders under this Agreement:

               (i) If the Administrative Agent has not received a Payment Sharing Notice (or, if the Administrative Agent has received a Payment Sharing Notice but the Event of Default specified in such Payment Sharing Notice has been cured or waived in accordance with the provisions of this Agreement), such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: first, to the payment of fees and expenses due and payable to the Administrative Agent under and in connection with this Agreement and the other Credit Documents; second, to the payment of all expenses due and payable under subsection 12.5, ratably among the Lenders in accordance with the aggregate amount of such payments owed to each such Lender; third, to the payment of fees due and payable under subsections 3.2 and 3.9, ratably among the Lenders in accordance with the Commitment Percentage of each Lender of the Commitment for which such payment is owed and, in the case of the Issuing Lender, the amount retained by the Issuing Lender for its own

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     account pursuant to subsection 3.9; fourth, to the payment of interest then due and payable on the Loans and the L/C Obligations ratably in accordance with the aggregate amount of interest owed to each such Lender; and, fifth, to the payment of the principal amount of the Loans and the L/C Obligations which is then due and payable ratably among the Lenders in accordance with the aggregate principal amount owed to each such Lender; or

               (ii) If the Administrative Agent has received a Payment Sharing Notice which remains in effect, all payments received by the Administrative Agent under this Agreement or any Note shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: first, to the payment of all amounts described in clauses "first" through "third" of the foregoing clause (i) in the order set forth therein; second, to the payment of the interest accrued on all Loans and L/C Obligations, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate accrued interest plus the aggregate principal amount of all Loans and L/C Obligations then due and payable and owed to such Lender; and, third, to the payment of the principal amount of all Loans and L/C Obligations, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to such Lender.

The provisions of this subsection 5.9(b) shall apply mutatis mutandis to any Payment Sharing Notice received by the Canadian Administrative Agent and to any payments received by the Canadian Administrative Agent and the distribution thereof by the Canadian Administrative Agent.

          (c) If any Revolving Credit Lender (a "Non-Funding Lender") has (x) failed to make a Revolving Credit Loan or a C$ Loan required to be made by it hereunder and the Applicable Administrative Agent has determined that such Lender is not likely to make such Revolving Credit Loan or such C$ Loan or (y) given notice to any Borrowing Party or either of the Administrative Agents that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Revolving Credit Loan or any C$ Loan as required hereunder, in each case by reason of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, or otherwise, (i) any payment made on account of the principal of the Revolving Credit Loans or any C$ Loan outstanding shall be made as follows:

          (A) in the case of any such payment made on any date when and to the extent that in the determination of the Applicable Administrative Agent the relevant Borrowing Party would be able under the terms and conditions hereof to reborrow the amount of such payment under the Commitments and to satisfy any applicable conditions precedent set forth in Section 7 to such reborrowing, such payment shall be made on account of the outstanding Revolving Credit Loans or C$ Loans, as applicable, held by the Lenders other than the Non-Funding Lender pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans or C$ Loans, as applicable, of such Lenders; and

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

          (B) otherwise, such payment shall be made on account of the outstanding Revolving Credit Loans or C$ Loans, as applicable, held by the applicable Lenders pro rata according to the respective outstanding principal amounts of such Revolving Credit Loans or C$ Loans, as applicable; and

               (ii) any payment made on account of interest on the Revolving Credit Loans or C$ Loans, as applicable, shall be made pro rata according to the respective amounts of accrued and unpaid interest due and payable on the Revolving Credit Loans or C$ Loans, as applicable, with respect to which such payment is being made. The relevant Borrowing Party agrees to give the Applicable Administrative Agent such assistance in making any determination pursuant to subparagraph (i)(A) of this paragraph as the Applicable Administrative Agent may reasonably request. Any such determination by the Applicable Administrative Agent shall be conclusive and binding on the Lenders.

          (d) All payments (including prepayments) to be made by the U.S. Borrower on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Administrative Agent, for the account of the applicable Lenders at the Administrative Agent's office located at Eleven Madison Avenue, New York, New York 10010 (or such other place as the Administrative Agent shall notify the U.S. Borrower from time to time in accordance with subsection 12.2), in Dollars and in immediately available funds. The Administrative Agent shall promptly distribute such payments in accordance with the provisions of subsection 5.9(b) or (c) upon receipt in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) would become due and payable on a day other than a Business Day, such payment shall become due and payable on the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension), unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day. All payments (including prepayments) to be made by the Canadian Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made to the Canadian Administrative Agent, for the account of the Canadian Lenders, at the Canadian Administrative Agent's office located at One First Canadian Place, Suite 3000, P.O. Box 301, Toronto, Ontario, Canada M5X 1C9 (or such other place as the Canadian Administrative Agent shall notify the Canadian Borrower from time to time in accordance with subsection 12.2), in Canadian Dollars and in immediately available funds (provided, however, that all amounts in respect of commitment fees payable by the Canadian Borrower pursuant to subsection 3.2 shall be paid in Dollars and in immediately available funds). If any payment hereunder becomes due and payable on a day other than a Business Day (Canada), such payments shall be extended to the next succeeding Business Day (Canada) (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension), unless the result of such extension would be to extend such payment into

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

another calendar month, in which event such payment shall be made on the immediately preceding Business Day (Canada). If any date for performance of any non-monetary obligation of Holdings, the U.S. Borrower or any Subsidiary would occur on a day other than a Business Day or Business Day (Canada), as applicable, such date for performance shall be extended to the next succeeding Business Day or Business Day (Canada), respectively.

          (e) Unless the Applicable Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount which would constitute its Commitment Percentage of such borrowing available to the Applicable Administrative Agent, the Applicable Administrative Agent may assume that such Lender is making such amount available to the Applicable Administrative Agent, in accordance with subsection 4.2, 4.3 or 5.1, as applicable, and the Applicable Administrative Agent may, in reliance upon such assumption, make available to the U.S. Borrower or the Canadian Borrower, as the case may be, a corresponding amount. If such amount is not made available to the Applicable Administrative Agent by the required time on the Borrowing Date or Borrowing Date (Canada), as the case may be, therefor, such Lender shall pay to the Applicable Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate or, in the case of C$ Loans, the C$ Prime Rate, for the period until such Lender makes such amount immediately available to the Applicable Administrative Agent. A certificate of the Applicable Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 5.9(e) shall be conclusive absent manifest error. If such Lender's Commitment Percentage of such borrowing is not in fact made available to the Applicable Administrative Agent by such Lender within three Business Days of such Borrowing Date (or three Business Days (Canada) of such Borrowing Date (Canada), as the case may be), the Applicable Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans or C$ Prime Loans, as the case may be, hereunder (in lieu of any otherwise applicable interest), on demand, from the U.S. Borrower or the Canadian Borrower, as the case may be, without prejudice to any rights which the U.S. Borrower (or the Canadian Borrower, as the case may be) or the Applicable Administrative Agent may have against such Lender hereunder. Nothing contained in this subsection 5.9 shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (f) The failure of any Lender to make the Loan to be made by it on any Borrowing Date (or Borrowing Date (Canada), as the case may be) shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on such Borrowing Date (or Borrowing Date (Canada), as the case may be), but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Borrowing Date (or Borrowing Date (Canada), as the case may be).

          5.10 Illegality. Notwithstanding any other provision herein, if (i) any Change in Law occurring after the date that any lender becomes a Lender party to this Agreement, shall make it unlawful for such Lender to make or maintain Eurodollar Loans

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

as contemplated by this Agreement, then, unless such Lender is able to make or maintain such Eurodollar Loans at another branch or office of such Lender without, in such Lender's sole determination, causing it to suffer any economic, legal or regulatory disadvantage, the commitment of such Lender hereunder to make Eurodollar Loans or to convert all or a portion of Alternate Base Rate Loans into Eurodollar Loans shall forthwith be suspended until such time, if any, as such illegality shall no longer exist and such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans for the duration of the respective Interest Periods (or, if permitted by applicable law, at the end of such Interest Periods) and all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such Lender's Alternate Base Rate Loans. The U.S. Borrower hereby agrees to pay any Lender, promptly upon its demand, any amounts payable pursuant to subsection 5.12 in connection with any conversion in accordance with this subsection 5.10 (such Lender's notice of such costs, as certified in reasonable detail as to such amounts to the U.S. Borrower through the Administrative Agent, to be conclusive absent manifest error).

          5.11 Requirements of Law. (a) In the event that any Change in Law or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority occurring after the date that any lender becomes a Lender party to this
Agreement:

               (i) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate or the rate with respect to C$ Loans, as applicable; or

               (ii) does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or its Eurodollar Lending Office or Canadian Lending Office of making, converting, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case, in respect of its Eurodollar Loans or C$ Loans, as the case may be, then, in any such case, the U.S. Borrower (or the Canadian Borrower in the case of C$ Loans) shall pay such Lender, within 10 days after the U.S. Borrower's receipt of a certificate from such Lender in accordance with paragraph (f) of this Subsection 5.11, additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender deems to be material as determined by such Lender with respect to such Eurodollar Loans or C$ Loans, as the case may be, together with interest on each such amount from the date required to be paid until payment in full thereof at a rate per annum equal to the Alternate Base Rate in the case of Eurodollar Loans, and the C$ Prime Rate in the case of C$ Loans, plus 1%; provided, however, that this subsection 5.11(a) shall not apply with respect to taxes and amounts relating thereto, which shall be governed solely and exclusively by subsection 5.11(b).

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          (b) In the event that any Change in Law occurring after the date that any Person becomes a Lender party to this Agreement (or if an Assignee, the date that the assigning Lender became a party to this Agreement) does or shall subject any such Lender or its Eurodollar Lending Office or Canadian Lending Office to any tax of any kind whatsoever with respect to this Agreement, any Note, any Eurodollar Loans or any C$ Loans made by it, or change the basis of taxation of payments to such Lender or its Eurodollar Lending Office or Canadian Lending Office of principal, the commitment fee, interest or any other amount payable hereunder (except for (x) net income, franchise or gross receipts taxes imposed on the net income or gross receipts of such Lender or its Eurodollar Lending Office or Canadian Lending Office by the jurisdiction under the laws of which such Lender is organized or carries on business or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Lender's Eurodollar Lending Office or Canadian Lending Office is located or any political subdivision or taxing authority thereof or therein, including changes in the rate of tax on the overall net income or gross receipts of such Lender or such Eurodollar Lending Office or Canadian Lending Office, (y) taxes resulting from the substitution of any such system by another system of taxation; provided that the taxes payable by Lenders subject to such other system of taxation are not generally charged to borrowers from such Lenders having loans or advances bearing interest at a rate similar to the Eurodollar Rate and (z) all liabilities, penalties and interest with respect to any of the foregoing) (all such non-excluded taxes being called "Indemnified Taxes"), all payments made by the U.S. Borrower or the Canadian Borrower under this Agreement shall be made free and clear of, and without reduction for or on account of Indemnified Taxes. If any Indemnified Taxes are required to be withheld from any amounts payable by the U.S. Borrower or the Canadian Borrower to the Applicable Administrative Agent, or any Lender hereunder, the amounts so payable to it shall be increased to the extent necessary to yield to the Applicable Administrative Agent or such Lender (after payment of all Indemnified Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, an Assignee pursuant to subsection 12.6(c)(i) shall receive additional amounts only to the extent the assigning Lender would be entitled under this section. Whenever any Indemnified Taxes are payable by the U.S. Borrower or the Canadian Borrower, as promptly as possible thereafter, the U.S. Borrower or the Canadian Borrower, as the case may be, shall send to the Applicable Administrative Agent or such Lender, as the case may be, a certified copy of an original official receipt showing payment thereof. If the U.S. Borrower or the Canadian Borrower fails to pay any Indemnified Taxes when due to the appropriate taxing authority or fails to remit to the Applicable Administrative Agent the required receipts or other required documentary evidence, the U.S. Borrower or the Canadian Borrower, as the case may be, shall indemnify the Applicable Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Applicable Administrative Agent or any Lender as a result of any such failure.

          (c) In the event that any Change in Law occurring after the date that any Person becomes a Lender party to this Agreement with respect to any such Lender shall, in the opinion of such Lender, require that any Commitment of such Lender be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by such Lender or any corporation controlling such

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

Lender, and such Change in Law shall have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time following notice by such Lender to the Applicable Administrative Agent (which shall in turn immediately forward such notice to the U.S. Borrower or the Canadian Borrower, as applicable) of such Change in Law as provided in paragraph (c) of this subsection 5.11, within 15 days after demand by such Lender, the U.S. Borrower or the Canadian Borrower, as applicable, shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation, as the case may be, on an after-tax basis for such reduction.

          (d) The U.S. Borrower or the Canadian Borrower, as the case may be, shall not be required to make any payments to any Lender for any additional amounts pursuant to this subsection 5.11 unless such Lender has given written notice to the U.S. Borrower or the Canadian Borrower, as the case may be, through the Applicable Administrative Agent, of its intent to request such payments prior to or within 60 days after the date on which such Lender became entitled to claim such amounts, which written notice sets forth in reasonable detail the basis and calculation of such amounts. If any Lender has notified the U.S. Borrower or the Canadian Borrower, as the case may be, through the Applicable Administrative Agent of any increased costs pursuant to paragraph (a) or (b) of this subsection 5.11, the U.S. Borrower or the Canadian Borrower, as the case may be, at any time thereafter may, upon at least three Business Days' notice to the Applicable Administrative Agent (which shall promptly notify the Lenders thereof), and subject to subsection 5.12, prepay (or convert into Alternate Base Rate Loans in the case of Eurodollar Loans) all (but not a part) of the Eurodollar Loans or the C$ Loans, as applicable, then outstanding. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) or (b) of this subsection 5.11 with respect to such Lender, it will, if requested by the U.S. Borrower or the Canadian Borrower, as applicable, to the extent permitted by law or by the relevant Governmental Authority and consistent with its internal policies, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event (including, without limitation, endeavoring to change its Eurodollar Lending Office or Canadian Lending Office, as applicable); provided, that such avoidance or minimization can be made in such a manner that such Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. If any Lender requests compensation from the U.S. Borrower or the Canadian Borrower, as the case may be, under this subsection 5.11, the U.S. Borrower or the Canadian Borrower, as the case may be, may, by notice to such Lender (with a copy to the Applicable Administrative Agent), suspend the obligation of such Lender thereafter to make or continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the Requirement of Law giving rise to such request ceases to be in effect; provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

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

          (e) Each U.S. Lender (and in case of an Assignee on the date it becomes a U.S. Lender) that is not a United States Person (as defined in Section 7701(a)(30) of the Code) for federal income tax purposes either (1) in the case of a U.S. Lender that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represents to the U.S. Borrower (for the benefit of the U.S. Borrower and the Administrative Agent) that under applicable law and treaties no taxes are required to be withheld by the U.S. Borrower or the Administrative Agent with respect to any payments to be made to such Lender in respect of the Loans or the L/C Participating Interests, (ii) agrees to furnish to the U.S. Borrower, with a copy to the Administrative Agent, either U.S. Internal Revenue Service ("IRS") Form W-8ECI (with respect to a complete exemption because the income is effectively connected with a U.S. trade or business) or IRS Form W-8BEN (wherein such Lender claims entitlement to complete exemption from U.S. Federal withholding tax on all interest payments hereunder) and (iii) agrees (for the benefit of the U.S. Borrower and the Administrative Agent), to the extent it may lawfully do so at such times, to provide the U.S. Borrower, with a copy to the Administrative Agent, a new Form W-8ECI (with respect to a complete exemption because the income is effectively connected with a U.S. trade or business) or Form W-8BEN (wherein such Lender claims entitlement to complete exemption from U.S. Federal withholding tax on all interest payments hereunder) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Lender, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption or (2) in the case of a U.S. Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) agrees to furnish to the U.S. Borrower, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit I hereto (any such certificate, a "Subsection 5.11(e)(2) Certificate") and (B) two accurate and complete original signed copies of W-8ECI (with respect to a complete exemption because the income is effectively connected with a U.S. trade or business) or Form W-8BEN, certifying to such Lender's legal entitlement at the Closing Date (or, in the case of an Assignee, on the date it becomes a U.S. Lender) to a complete exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to all payments to be made under this Agreement, and (ii) agrees, to the extent legally entitled to do so, upon reasonable request by the U.S. Borrower, to provide to the U.S. Borrower (for the benefit of the U.S. Borrower and the Administrative Agent) such other forms as may be required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement. In addition, each Lender, Issuing Lender, and agent of a Lender or Issuing Lender that is a U.S. person within the meaning of Section 7701(a)(30) of the Code for U.S. Federal income tax purposes, unless such Person is an exempt recipient within the meaning of Treasury Regulations (S) 1.6049-4(c)(1)(ii), shall deliver to the U.S. Borrower and the Administrative Agent, at the time(s) and in the manner(s) specified for delivery of the foregoing IRS forms, two accurate and complete original signed copies of IRS Form W-9 (or any successor form thereto) certifying that such Person is exempt from U.S. backup withholding tax on payments made hereunder. Notwithstanding any provision of this subsection 5.11 or 5.9(d) to the contrary, the U.S. Borrower shall have no obligation to pay any amount to or for the account of any U.S.

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Lender (or the Eurodollar Lending Office of any U.S. Lender) on account of any taxes pursuant to this subsection 5.11, to the extent that such amount results from (i) the failure of any Lender to comply with its obligations pursuant to this subsection 5.11 or (ii) any representation or warranty made or deemed to be made by any U.S. Lender pursuant to this subsection 5.11(e) proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made.

          (f) If any Lender, Issuing Lender, or agent of a Lender or Issuing Lender determines in its sole reasonable discretion that it has actually received any refund of tax in connection with any deduction or withholding or payment of any additional amount pursuant to this Section 5.11, it shall pay over such refund to the U.S. Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the U.S. Borrower under this
Section 5.11 with respect to the tax giving rise to such refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the U.S. Borrower, upon the request of any Lender, agrees to repay the amount paid over to the U.S. Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the U.S. Borrower or any other Person.

          (g) A certificate in reasonable detail as to any amounts submitted by such Lender, through the Applicable Administrative Agent, to the U.S. Borrower or the Canadian Borrower, as the case may be, shall be conclusive in the absence of manifest error. The covenants contained in this subsection 5.11 shall survive the termination of this Agreement and repayment of the Loans.

          5.12 Indemnity. (a) The U.S. Borrower agrees to indemnify each Lender and to hold such Lender harmless from any loss or expense (but without duplication of any amounts payable as default interest) which such Lender may sustain or incur as a consequence of (a) default by the U.S. Borrower in payment of the principal amount of or interest on any Eurodollar Loans of such Lender, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder, (b) default by the U.S. Borrower in making a borrowing after the U.S. Borrower has given a notice in accordance with subsection 5.1 or in making a conversion of Alternate Base Rate Loans to Eurodollar Loans or in continuing Eurodollar Loans as such, in either case, after the U.S. Borrower has given notice in accordance with subsection 5.2, (c) default by the U.S. Borrower in making any prepayment after the U.S. Borrower has given a notice in accordance with subsection 5.4 or (d) a payment or prepayment of a Eurodollar Loan, any mandatory assignment of a Eurodollar Loan pursuant to subsection 5.14 or conversion (including without limitation, as a result of subsection 5.4 and/or a conversion pursuant to subsection 5.10) of any Eurodollar Loan into an Alternate Base Rate Loan, in any such case on a day which is not the last day of an Interest Period with respect thereto, including, but not limited to, any such loss or

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expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans hereunder (but excluding loss of profit). This covenant shall survive termination of this Agreement and repayment of the Loans.

          (b) The Canadian Borrower agrees to indemnify each Canadian Lender and to hold such Lender harmless from any loss or expense (but without duplication of any amounts payable as default interest) which such Lender may sustain or incur as a consequence of (a) default by the Canadian Borrower in payment of the principal amount of or interest on any C$ Loans, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain C$ Loans hereunder,
(b) default by the Canadian Borrower in making a borrowing after the Canadian Borrower has given a notice in accordance with subsection 4.2 or 4.3 or in making a conversion of C$ Loans after the Canadian Borrower has given notice in accordance with subsection 4.4 or (c) default by the Canadian Borrower in making any prepayment after the Canadian Borrower has given a notice in accordance with subsection 5.4(d). This covenant shall survive termination of this Agreement and repayment of the Loans.

          5.13 Repayment of Loans; Evidence of Debt. (a) The U.S. Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each applicable Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Revolving Credit Termination Date,
(ii) the principal amount of the Term Loans of such Lender payable on each Installment Payment Date, in accordance with subsection 5.4(c) (or the then unpaid principal amount of such Term Loans on the date that the Term Loans become due and payable pursuant to Section 10), and (iii) the then unpaid principal amount of the Swing Line Loans of the Swing Line Lender on the Revolving Credit Termination Date. The U.S. Borrower hereby further agrees to pay interest on the unpaid principal amount of the U.S. Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum and on the dates set forth in subsection 5.5.

          (b) The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of each Canadian Lender on the Revolving Credit Termination Date the then unpaid principal amount of each C$ Loan. The Canadian Borrower hereby further agrees to pay interest on the unpaid principal amount of the C$ Prime Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum and on the dates set forth in subsection 5.5.

          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the U.S. Borrower and the Canadian Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (d) The Administrative Agents shall, on behalf of the Lenders and for the benefit of the Borrowing Parties, maintain the Registers pursuant to subsection 12.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the

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Commitment of each Lender and the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) whether such Loan has been made to the U.S. Borrower or the Canadian Borrower, (iii) any Note evidencing such Loan, (iv) the amount of any principal or interest due and payable or to become due and payable from the U.S. Borrower or the Canadian Borrower, as the case may be, to each Lender hereunder and (v) both the amount of any sum received by the Applicable Administrative Agent hereunder from the U.S. Borrower or the Canadian Borrower, as the case may be, and each Lender's share thereof.

          (e) The entries made in the Registers and the accounts of each Lender maintained pursuant to subsection 5.13(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the U.S. Borrower or the Canadian Borrower, as the case may be, therein recorded; provided that the failure of any Lender or the Applicable Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the U.S. Borrower or the Canadian Borrower, as the case may be, to repay (with applicable interest) the Loans made to the U.S. Borrower or the Canadian Borrower, as the case may be, by such Lender or to repay any other obligations in accordance with the terms of this Agreement.

          (f) (i) The U.S. Borrower agrees that, upon the request to the Applicable Administrative Agent by any Lender, the U.S. Borrower will execute and deliver to such Lender (A) a promissory note of the U.S. Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "Revolving Credit Note"), (B) a promissory note of the U.S. Borrower evidencing the Closing Date Term Loan of such Lender, substantially in the form of Exhibit B-1 with appropriate insertions as to date and principal amount (a "Closing Date Term Note"), (C) a promissory note of the U.S. Borrower evidencing the Change of Control Term Loan of such Lender, substantially in the form of Exhibit B-2 with appropriate insertions as to date and principal amount (a "Change of Control Term Note"), and/or (D) in the case of the Swing Line Lender, a promissory note of the U.S. Borrower evidencing the Swing Line Loans of the Swing Line Lender, substantially in the form of Exhibit C-1 with appropriate insertions as to date and principal amount (the "Swing Line Note"); and

               (ii) The Canadian Borrower agrees that, upon the request to the Canadian Administrative Agent by any Canadian Lender, the Canadian Borrower will execute and deliver to such Lender a promissory note of the Canadian Borrower evidencing the C$ Prime Loans or BA Loans made by such Lender, substantially in the form of Exhibit C-2 with appropriate insertions as to date and principal amount (a "C$ Note").

          5.14 Replacement of Lenders. In the event any Lender or the Issuing Lender is (a) a Non-Funding Lender, (b) is a Non-Consenting Lender, (c) exercises its rights pursuant to subsection 5.10 or (d) requests payments pursuant to subsections 3.10 or 5.11, the U.S. Borrower or the Canadian Borrower, as the case may be may require, at its own expense (including payment of any processing fees under subsection 12.6(e)) and

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subject to subsection 5.12, such Lender or the Issuing Lender to assign, at par plus accrued interest and fees, without recourse (in accordance with subsection 12.6) all of its interests, rights and obligations hereunder (including all of its Commitments and the Loans and other amounts at the time owing to it hereunder and its Notes and its interest in the Letters of Credit, if applicable) to a bank, financial institution or other entity specified by the U.S. Borrower or the Canadian Borrower, as the case may be; provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the U.S. Borrower or the Canadian Borrower, as the case may be, shall have received the written consent of the Applicable Administrative Agent, which consent shall not unreasonably be withheld or delayed, to such assignment, (iii) the U.S. Borrower or the Canadian Borrower, as the case may be, shall have paid to the assigning Lender or the Issuing Lender all monies other than principal, interest and fees accrued and owing hereunder to it (including pursuant to subsections 3.10, 5.10, 5.11 and 5.12) and (iv) in the case of a required assignment by the Issuing Lender, the Letters of Credit shall be canceled and returned to the Issuing Lender. For purposes of this subsection 5.14, the term "Non-Consenting Lender" means, in the event that (i) the U.S. Borrower or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Credit Documents or to agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the consent of each affected Lender in accordance with the terms of subsection 12.1 or all the Lenders with respect to a certain class of the Loans and (iii) the Required Lenders or more than 50% of the class of such Lenders have agreed to such consent, waiver or amendment, any Lender who does not agree to such consent, waiver or amendment.

          5.15 Reliance on Representation of the U.S. Borrower. Each of the U.S. Borrower and the Canadian Borrower hereby agrees that the Administrative Agents and the Lenders may rely on any representation, warranty, certificate, notice, document or telephone request which purports to be executed or made, and which the Applicable Administrative Agent or the Lenders, as the case may be, in good faith believe to have been executed or made, by the U.S. Borrower or the Canadian Borrower or any of their respective authorized officers, and (i) the U.S. Borrower hereby further agrees to indemnify and hold each of the Administrative Agents and the Lenders harmless for any action, including the making of the borrowings hereunder, and any loss or expense, taken or incurred by any of them as a result of their good faith reliance upon any such representations, warranty, certificate, notice, document or telephone request made by the U.S. Borrower or to which the U.S. Borrower is a party and (ii) the Canadian Borrower hereby further agrees to indemnify and hold harmless each of the Administrative Agents and the Lenders for any action, including the making of the borrowings hereunder, and any loss or expense, taken or incurred by any of them as a result of their good faith reliance on upon any representation, warranty, certificate, notice, documents or telephonic request made by the Canadian Borrower or to which the Canadian Borrower is a party.

          SECTION 6. REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Agreement and to make the Loans and to induce the Issuing Lender to issue, and the Participating Lenders to

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participate in, the Letters of Credit, the U.S. Borrower hereby represents and warrants to each Lender and each of the Administrative Agents as of the Closing Date and as of the making of any extension of credit hereunder (other than with respect to any borrowing of the Change of Control Term Loans):

          6.1 Financial Condition. (a) The U.S. Borrower has heretofore furnished to the Lenders (i) the audited consolidated balance sheets of the Company and its consolidated Subsidiaries as at December 28, 2002 and December 29, 2001, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three Fiscal Years in the period ended on December 28, 2002, reported on by and accompanied by an unqualified report from Pricewaterhouse Coopers LLP and (ii) the unaudited consolidated balance sheet and related statements of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries as of and for each Fiscal Quarter subsequent to December 28, 2002 ended 45 days before the Closing Date, certified by a Responsible Officer of the Company. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Company and its consolidated subsidiaries as at such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as at the dates thereof. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein and that the unaudited financial statements do not contain notes thereto).

          (b) The forecasts, pro forma financial information and financial projections contained in the Confidential Information Memorandum are based on the good faith assumptions of management of the Company and its subsidiaries, which assumptions are believed by such management to be reasonable at the time made; it being understood that such forecasts, information and projections do not address the impact of any purchase accounting treatment required by GAAP as a result of the Merger.

          6.2 No Material Adverse Change. Since December 28, 2002, there has been no change, development or event which has had, or would reasonably be expected to have, a material adverse effect on the business, assets, properties, condition (financial or otherwise) or results of operations of the U.S. Borrower and its Subsidiaries, taken as a whole.

          6.3 Existence; Compliance with Law. Each of Holdings, the U.S. Borrower and each of its Subsidiaries (a) is duly organized and validly existing under the laws of the jurisdiction of its incorporation, (b) is in good standing under the laws of its jurisdiction of incorporation (to the extent such concept is recognized in such jurisdiction) and has full power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted, other than any such failures to be in good standing or such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the

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aggregate, would not reasonably be expected to have a Material Adverse Effect,
(c) is duly qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in each jurisdiction in which the nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all applicable statutes, laws, ordinances, rules, orders, permits and regulations of any Governmental Authority or instrumentality, domestic or foreign, except where noncompliance would not reasonably be expected to have a Material Adverse Effect.

          6.4 Power; Authorization. Each of Holdings, the U.S. Borrower and each of its Subsidiaries has the power and authority to execute, deliver and perform each of the Credit Documents to which it is a party, and each of the U.S. Borrower and the Canadian Borrower has the power and authority and legal right to borrow hereunder and, in the case of the U.S. Borrower only, to have Letters of Credit issued for its account hereunder. Each of Holdings, the U.S. Borrower and each of its Subsidiaries has taken all necessary action to authorize the execution, delivery and performance of each of the Credit Documents to which it is or will be a party and each of the U.S. Borrower and the Canadian Borrower has taken all necessary action to authorize the borrowings hereunder and, in the case of the U.S. Borrower only, the issuance of Letters of Credit for its account hereunder. No consent or authorization of, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by Holdings, the U.S. Borrower or any of its Subsidiaries, or for the validity or enforceability in accordance with its terms against Holdings, the U.S. Borrower or any of its Subsidiaries, of any Credit Document except for
(i) such consents, authorizations and filings which have been obtained or made and are in full force and effect, (ii) such consents, authorizations and filings, the failure to obtain or perform which would not reasonably be expected to have a Material Adverse Effect and (iii) such filings as are necessary to perfect the Liens of the Lenders created pursuant to this Agreement and the Security Documents.

          6.5 Enforceable Obligations. This Agreement has been, and each of the other Credit Documents has been or will be, duly executed and delivered on behalf of each Credit Party that is party thereto. This Agreement constitutes, and each of the other Credit Documents constitute, the legal, valid and binding obligation of each Credit Party that is party thereto, and is enforceable against each Credit Party that is party thereto in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          6.6 No Legal Bar. The execution, delivery and performance of each Credit Document, the incurrence or issuance of and use of the proceeds of the Loans and of drawings under the Letters of Credit and the transactions contemplated by the Credit Documents, (a) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon any of Holdings, the U.S. Borrower or any Subsidiary or any of their respective properties or assets, in any manner which, individually or in the

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aggregate, would reasonably be expected to have a Material Adverse Effect and
(b) will not result in the creation or imposition of any Lien on any of the properties or assets of Holdings, the U.S. Borrower or any Subsidiary pursuant to any Requirement of Law applicable to it, as the case may be, or any of its Contractual Obligations, except for the Liens arising under the Security Documents and Permitted Liens.

          6.7 No Material Litigation. Other than as set forth on Schedule 6.7,
(i) no litigation by, investigation known to the U.S. Borrower by, or proceeding of, any Governmental Authority is pending against Holdings, the U.S. Borrower or any of its Subsidiaries (including after giving effect to the Transactions) with respect to the Transactions or the validity, binding effect or enforceability of any Credit Document, the Loans made hereunder, the use of proceeds thereof, or of any drawings under a Letter of Credit and (ii) no lawsuits, claims, proceedings or investigations are pending or, to the knowledge of the U.S. Borrower, threatened against or affecting Holdings, the U.S. Borrower or any of its Subsidiaries or any of their respective properties, assets, operations or businesses (including after giving effect to the Transactions), which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          6.8 Investment Company Act; Public Utility Holding Company Act. None of Holdings, the U.S. Borrower or any of its Subsidiaries is (a) an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended) or (b) a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.9 Federal Reserve Regulation. No part of the proceeds of any of the Loans or any drawing under a Letter of Credit will be used for any purpose which violates the provisions of Regulation T, U or X of the Board. None of Holdings, the U.S. Borrower or any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under said Regulation U.

          6.10 No Default. Each of Holdings, the U.S. Borrower and each of its Subsidiaries has performed all material obligations required to be performed by it under its Contractual Obligations (including after giving effect to the Transactions) and none of them is (with the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder, except to the extent that such failure to perform, breach or default would not reasonably be expected to have a Material Adverse Effect. None of Holdings, the U.S. Borrower or any of its Subsidiaries (including after giving effect to the Transactions) is in default under any judgment, order or decree of any Governmental Authority, domestic or foreign, applicable to it or any of its properties, assets, operations or business, except to the extent that any such defaults would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

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          6.11 Taxes. Each of Holdings, the U.S. Borrower and its Subsidiaries
has filed or caused to be filed all material tax returns required to have been filed (taking into account applicable extension periods) by it and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, other than any such taxes, fees or charges (a) the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves (or other sufficient provisions) in conformity with GAAP have been provided on the books of Holdings, the U.S. Borrower or such Subsidiary, as the case may be or (b) the failure of which to so pay would not reasonably be expected to have a Material Adverse Effect.

          6.12 Subsidiaries. The Subsidiaries of the U.S. Borrower and their jurisdictions of incorporation and the percentage ownership interest of the U.S. Borrower therein on the Closing Date are as set forth on Schedule 6.12. The shares of Capital Stock of the Subsidiaries so indicated on Schedule 6.12 are owned by the U.S. Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents).

          6.13 Ownership of Property; Liens. Each of Holdings, the U.S. Borrower and each of its Subsidiaries, has good and valid title to all of its material assets (other than real property or interests in real property) in each case free and clear of all Liens of any nature whatsoever except Permitted Liens. With respect to real property or interests in real property, as of the Closing Date each of Holdings, the U.S. Borrower and each of its Subsidiaries has (i) fee title to all of the real property listed (together with the address thereof) on Schedule 6.13 under the heading "Fee Properties" (each, a "Fee Property") and
(ii) good and valid title to the leasehold estates in all of the real property leased by it and, in the case of any such leasehold estates located in the United States with a base aggregate annual rent in excess of $50,000, listed (together with the address thereof) on Schedule 6.13 under the heading "Leased Properties" (each, a "Leased Property"), in each case, free and clear of all Liens of any nature whatsoever, except (A) Permitted Liens and (B) as to Leased Property, the terms and provisions of the respective lease therefor and any matters affecting the fee title and any estate superior to the leasehold estate related thereto, none of which interfere in any material respect with the ability of the lessee of such Leased Property to utilize such Leased Property for its intended purposes.

          6.14 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan that would result in a material liability to the U.S. Borrower or any of its Subsidiaries, and each Plan has complied during such period in all material respects with the applicable provisions of ERISA and the Code. Neither the U.S. Borrower nor any Commonly Controlled Entity has been involved in any transaction that would cause the U.S. Borrower or any of its Subsidiaries to be subject to material liability with respect to a Plan to which the U.S. Borrower or any of its Subsidiaries or any Commonly Controlled Entity contributed or was obligated to

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contribute during the six-year period ending on the date this representation is made or deemed made; or incurred any material liability under Title IV of ERISA which would become or remain a material liability of the U.S. Borrower or any of its Subsidiaries after the Closing Date. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period ending on the date this representation is made or deemed made that would result in a material liability to the U.S. Borrower or any of its Subsidiaries. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount that would result in a material liability to the U.S. Borrower or any of its Subsidiaries. Neither the U.S. Borrower, nor any of its Subsidiaries nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the U.S. Borrower, nor any of its Subsidiaries nor any Commonly Controlled Entity would become subject to any liability under ERISA if the U.S. Borrower or any of its Subsidiaries or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, in either case that would result in a material liability to the U.S. Borrower or any of its Subsidiaries. To the knowledge of the U.S. Borrower, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the U.S. Borrower, its Subsidiaries and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount that would result in a material liability to the U.S. Borrower or any of its Subsidiaries except as disclosed in the audited financial statements of the U.S. Borrower and its consolidated Subsidiaries provided to the Lenders prior to the Closing Date. For purposes of this subsection 6.14, a material liability means a liability that would have a Material Adverse Effect.

          6.15 Collateral Documents. (a) The Collateral Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the pledged stock described therein (to the extent such matter is governed by the law of the United States or a jurisdiction therein) and, when stock certificates representing or constituting the pledged stock described in the Collateral Agreement are delivered to the Administrative Agent, such security interest shall constitute a perfected first lien on, and security interest in, all right, title and interest of the pledgor party thereto in the pledged stock described therein (to the extent such matter is governed by the law of the United States or a jurisdiction therein).

          (b) Each of the Collateral Agreement and the Canadian Collateral Agreement is effective to create in favor of the Applicable Administrative Agent, for the ratable benefit of the applicable Lenders, a legal, valid and enforceable security interest in the collateral described therein (to the extent such matter is governed by the law of the United States or a jurisdiction therein or Canada, as applicable), and Uniform

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Commercial Code or PPSA, as applicable, financing statements have been filed in each of the jurisdictions listed on Schedule 6.15(b), or arrangements have been made for such filing in such jurisdictions, and upon such filing, and upon the taking of possession of, or obtaining control over, by the Applicable Administrative Agent of any such collateral the security interests in which may be perfected only by possession or by obtaining control, such security interests will, subject to the existence of Permitted Liens, constitute perfected first priority liens on, and security interests in, all right, title and interest of the debtor party thereto in the collateral described therein, except to the extent that a security interest cannot be perfected therein by the filing of a financing statement or the taking of possession or by obtaining control under the Uniform Commercial Code or PPSA, as applicable, of the relevant jurisdiction.

          (c) Upon execution and delivery thereof by the relevant Credit Party, each Mortgage will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the collateral described therein, and upon recording the Mortgages in the jurisdictions listed on Schedule 6.13 (or, in the case of a Mortgage delivered pursuant to subsection 8.9, the jurisdiction in which the property covered by such Mortgage is located), such security interests will, subject to the existence of Permitted Liens, constitute first liens on, and perfected security interests in, all right, title and interest of the debtor party thereto in the collateral described therein.

          6.16 Copyrights, Patents, Permits, Trademarks and Licenses. Schedule
6.16 sets forth a true and complete list as of the Closing Date of all material registered trademarks, trade names, service marks, patents, pending patent applications and registered copyrights and applications therefor owned, used or filed by or licensed to Holdings, the U.S. Borrower and its Subsidiaries (after giving effect to the Transactions) and, with respect to registered trademarks (if any), contains a list of all jurisdictions in which such trademarks are registered or applied for and all registration and application numbers. Holdings, the U.S. Borrower or one of its Subsidiaries (after giving effect to the Transactions) owns or has the right to use, registered trademarks, trade names, service marks, patents, pending patent applications and copyrights and applications therefor listed on Schedule 6.16, except those with respect to which the failure of such Person to own or have the right to use would not reasonably be expected to have a Material Adverse Effect. Except as set forth on
Schedule 6.16, to the knowledge of the U.S. Borrower, no claims are pending by any Person with respect to Holdings', the U.S. Borrower's or any Subsidiary's use or ownership of any such registered trademarks, trade names, service marks, patents, pending patent applications and copyrights, or applications therefor, or that allege that any such use infringes any similar rights owned or alleged to be owned by others, in any jurisdiction, domestic or foreign, except to the extent such claims, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

          6.17 Environmental Matters. Except insofar as any exceptions to the following, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect:

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          (a) to the knowledge of the U.S. Borrower, the properties owned, leased, or otherwise operated by the U.S. Borrower or any of its Subsidiaries do not contain, and have not previously contained, in, on or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in amounts or concentrations that constitute or constituted a violation of, or could reasonably give rise to liability under, Environmental Laws;

          (b) to the knowledge of the U.S. Borrower, the properties owned or leased, or otherwise operated by the U.S. Borrower or any of its Subsidiaries and all operations and facilities at such properties are in compliance with all Environmental Laws;

          (c) none of Holdings, the U.S. Borrower or any of its Subsidiaries has received or is aware of any written complaint, notice of violation, alleged violation, or notice of investigation or of potential liability under Environmental Laws with regard to Holdings, the U.S. Borrower or its Subsidiaries, nor does any of Holdings, the U.S. Borrower or any of its Subsidiaries have knowledge that any such action is being contemplated, considered or threatened;

          (d) to the knowledge of the U.S. Borrower, Hazardous Materials have not been generated, treated, stored or disposed of at, on or under any properties presently or formerly owned, leased, or otherwise operated by Holdings, the U.S. Borrower or any of its Subsidiaries, nor have any Hazardous Materials been transported from any such property, or come to be located at any other property, in violation of or in a manner that could reasonably give rise to liability under any Environmental Laws; and

          (e) there are no governmental administrative actions or judicial proceedings pending or, to the knowledge of the U.S. Borrower, threatened under any Environmental Law to which Holdings, the U.S. Borrower or any of its Subsidiaries is a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements, other than permits authorizing operations by the U.S. Borrower or any of its Subsidiaries, outstanding under any Environmental Law.

          6.18 Accuracy and Completeness of Information. The factual statements contained in any certificates or documents furnished or to be furnished to the Applicable Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the knowledge of the U.S. Borrower, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances in which the same were made, all except as otherwise qualified herein or therein, such knowledge qualification being given only with respect to factual statements made by Persons other than Holdings, the U.S. Borrower or any of its Subsidiaries; provided that with respect to projected financial information, financial estimates, forecasts, and other forward-looking information, the U.S. Borrower represents only that such information has been and will be prepared in

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good faith based upon assumptions believed by the U.S. Borrower to be reasonable at the time made.

          6.19 Solvency. Each Credit Party is, and after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be, Solvent.

          6.20 Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against Holdings, the U.S. Borrower or any Subsidiary pending or, to the knowledge of Holdings or the U.S. Borrower, threatened. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the U.S. Borrower or any Subsidiary is bound. Except to the extent any of the following, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(a) the hours worked by and payments made to employees of Holdings, the U.S. Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters and (b) all payments due from Holdings, the U.S. Borrower or any Subsidiary, or for which any claim may be made against Holdings, the U.S. Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, the U.S. Borrower or such Subsidiary.

          SECTION 7. CONDITIONS PRECEDENT

          7.1 Conditions to Initial Loans and Letters of Credit. The obligation of each Lender to make its Loans, and the obligation of the Issuing Lender to issue any Letter of Credit, on the Closing Date are subject to the satisfaction, or waiver by such Lender, immediately prior to or concurrently with the making of such Loans or the issuance of such Letters of Credit, as the case may be, of the following conditions:

          (a) Agreement; Notes. The Administrative Agent shall have received (i) six counterparts of this Agreement duly executed and delivered by a duly authorized officer of the U.S. Borrower, (ii) for the account of each Revolving Credit Lender requesting the same pursuant to subsection 5.13(f), a Revolving Credit Note of the U.S. Borrower conforming to the requirements hereof and executed by a duly authorized officer of U.S. Borrower, (iii) for the account of each Term Loan Lender requesting the same pursuant to subsection 5.13(f), a Closing Date Term Note of the U.S. Borrower conforming to the requirements hereof and executed by a duly authorized officer of U.S. Borrower, (iv) for the account of each Canadian Lender requesting the same pursuant to subsection 5.13(f), a C$ Note of the Canadian Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Canadian Borrower, and
(v) if requested by the Swing Line Lender, for the account of the Swing Line Lender, a Swing Line Note, conforming to the requirements hereof and executed by a duly authorized officer of the U.S. Borrower.

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          (b) Transactions. (i) The Merger shall be consummated pursuant to the
Merger Agreement simultaneously with the Closing Date and (ii) no material provision of the Merger Agreement shall have been amended, supplemented, waived or otherwise modified in any material respect without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

          (c) Capitalization; Capital Structure. (i) Holdings shall have contributed to the U.S. Borrower, in exchange for the issuance to Holdings of 100% of the issued and outstanding common stock of the U.S. Borrower (the "Equity Contribution"), an amount in cash contributed as equity by the Investor Group to Holdings representing at least 30% of the total funds necessary to consummate the Transactions; and

               (ii) the capitalization, structure and equity ownership of Holdings and the U.S. Borrower, in each case after giving effect to the consummation of the Merger, shall be in form and substance reasonably satisfactory to the Administrative Agent.

The execution and delivery of this Agreement by the Lenders and the Administrative Agent shall be deemed to evidence the satisfaction of the Lenders and the Administrative Agent with such of the matters referenced and in clauses
(i) and (ii) of this paragraph (c) as shall have been disclosed and made available to the Administrative Agent prior to the date hereof.

          (d) Financial Statements. The Administrative Agent shall have received
(i) the financial statements and report referred to in subsection 6.1 and (ii) the unaudited consolidated balance sheet and related statements of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries as of and for each fiscal month ended subsequent to the date of the most recent unaudited quarterly financial statements furnished under subsection
6.1 and at least 30 days before the Closing Date, certified by a Responsible Officer of the Company.

          (e) Fees; Expenses. The Administrative Agent and the Lenders shall have received payment of all fees required to be paid or delivered on or before the Closing Date. The Administrative Agent shall have received payment of all costs and expenses required to be paid on the Closing Date.

          (f) Lien Searches; Lien Perfection. (i) The Administrative Agent shall have received the results of searches of Uniform Commercial Code, PPSA, tax and judgment filings made with respect to the Company and its subsidiaries in the jurisdictions set forth on Schedule 6.15(b), together with copies of financing statements disclosed by such searches and such searches shall disclose no Liens on any assets encumbered by any Security Document, except for Liens permitted hereunder or, if unpermitted Liens are disclosed, the Administrative Agent shall have received satisfactory evidence of the release of such Liens and (ii) the Administrative Agent shall have received duly executed financing statements on Form UCC-1 and verification

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statements under the PPSA, necessary to perfect the Liens created by the
Security Documents.

          (g) Collateral Agreements. The Administrative Agent shall have received the Collateral Agreement and the Canadian Collateral Agreement, in each case executed and delivered by a duly authorized officer of the parties thereto, together with stock certificates representing 100% (or 65%, in the case of Foreign Subsidiaries of the U.S. Borrower) of all issued and outstanding certificated shares of Capital Stock of each Domestic Subsidiary and each direct Foreign Subsidiary of the U.S. Borrower, and undated stock powers for each certificate, executed in blank and delivered by a duly authorized officer of the applicable pledgor and the acknowledgment and consent of the issuer thereunder in the form annexed thereto.

          (h) Preferred Stock; Indebtedness. After giving effect to the Transactions, the U.S. Borrower and its Subsidiaries shall have no (i) outstanding preferred stock (other than the Preferred Stock, with a liquidation preference on the Closing Date of approximately $93,500,000) or (ii) Indebtedness other than any Indebtedness permitted under Section 9.1 hereof.

          (i) Guarantees. The Administrative Agent shall have received (i) the Holdings Guarantee, duly executed and delivered by Holdings and (ii) the Canadian Guarantee, duly executed and delivered by Holdings and the U.S. Borrower.

          (j) Merger Agreement. The Administrative Agent shall have received the Merger Agreement, executed and delivered by a duly authorized officer of the parties thereto.

          (k) Legal Opinions. The Administrative Agent shall have received, dated the Closing Date and addressed to the Administrative Agent and the Lenders, (i) an opinion of Weil, Gotshal & Manges LLP, special counsel to the Credit Parties, in substantially the form of Exhibit J-1, (ii) an opinion of the general counsel of the U.S. Borrower, in substantially the form of Exhibit J-2 and (iii) an opinion of Aikins, MacAulay & Thorvaldson, special Canadian counsel to the Credit Parties, in substantially the form of Exhibit J-3.

          (l) Closing Certificate. The Administrative Agent shall have received a Closing Certificate of the U.S. Borrower and each other Credit Party dated the Closing Date, in substantially the form of Exhibits K-1 and K-2, respectively, with appropriate insertions and attachments, in form and substance satisfactory to the Administrative Agent and its counsel, executed by the President or any Vice President and the Secretary or any Assistant Secretary (or other appropriate officers or representatives) of the U.S. Borrower and the other Credit Parties, respectively.

          (m) Solvency Certificate. The Administrative Agent shall have received a certificate of the chief financial officer or treasurer of the Company in form and substance reasonably satisfactory to it which shall document the solvency of the

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Company and its Subsidiaries after giving effect to the consummation of the
Transactions and the other transactions and related financings contemplated hereby.

          (n) Insurance. The Administrative Agent shall have received (i) a schedule describing all insurance (including but not limited to business interruption insurance as reasonably requested by the Administrative Agent) maintained by Holdings, the U.S. Borrower and its Subsidiaries pursuant to subsection 8.5 and (ii) certificates for each primary liability and property insurance policy set forth on such schedule insuring against casualty and other usual and customary risks.

          (o) Other Agreements. The Administrative Agent shall have received each additional document or instrument reasonably requested by the Required Lenders.

          (p) Litigation. On the Closing Date, there shall be no Legal Requirement (as defined in the Merger Agreement) in effect that prohibits or materially restrains the consummation of the Transactions.

          (q) Consents, Approvals and Filings. The waiting period under the Hart-Scott-Rodino Act shall have expired and the shareholders of the Company entitled to vote thereon shall have approved the consummation of the transactions contemplated by the Merger Agreement. Except for the recording of the Mortgages and the filing of financing statements contemplated by the Collateral Agreement, on the Closing Date, all necessary governmental and other third party authorizations, consents, approvals or waivers required in connection with the Transactions shall have been obtained or made and remain in full force and effect (except where the failure to do so could not reasonably be expected to have a Material Adverse Effect).

          (r) Consolidated EBITDA. The Administrative Agent shall be satisfied that the Leverage Ratio for the twelve month period ending May 30, 2003 shall be no greater than 5.0 to 1.0 (it being understood that notwithstanding the failure of this condition to be satisfied, so long as all other conditions set forth herein are satisfied, the U.S. Borrower shall be entitled to borrow an aggregate amount not less than $475,000,000 (plus amounts necessary to refinance revolving borrowings and letters of credit outstanding or issued, as applicable, under the Existing Credit Agreement) under this Agreement on the Closing Date).

          (s) Repayment of Existing Credit Facility; Other Indebtedness. All amounts due or outstanding under the Existing Credit Agreement shall have been paid in full or cash collateralized to the satisfaction of the administrative agent thereunder, the commitments thereunder terminated and all guarantees thereof or security therefor released and discharged.

          (t) No Conflict; Default. The consummation of the Transactions shall not conflict with, or result in a default or event of default, prepayment event, or the imposition of any Lien, under any material Contractual Obligation of Holdings, the U.S. Borrower, the Company or any of their respective Subsidiaries.

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          (u) Representations and Warranties. The representations and warranties set forth in Section 6 shall be true and correct; provided that this condition shall be satisfied unless any and all inaccuracies in such representations and warranties, in the aggregate, would result in a "Material Adverse Effect" (as defined in the Merger Agreement).

          (v) Notice of Borrowing. The U.S. Borrower or the Canadian Borrower, as applicable, shall have delivered to the Administrative Agent, the Canadian Administrative Agent and the Issuing Lender, as applicable, notices of borrowing, or a request for the issuance of one or more Letters of Credit, in respect of extensions of credit to be made under this Agreement on the Closing Date.

          7.2 Conditions to All Post-Closing Date Loans (Other than the Change of Control Loans) and Letters of Credit. The obligation of each Lender to make any Loan after (but not on) the Closing Date (other than any Revolving Credit Loan the proceeds of which are to be used to repay Refunded Swing Line Loans and the Change of Control Loans), the obligation of the Issuing Lender to issue, amend, renew or extend any Letter of Credit and the obligation of the Canadian Lenders to accept or purchase any Bankers' Acceptance is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date (or Borrowing Date (Canada), as applicable):

          (a) Representations and Warranties. Each of the representations and warranties made in or pursuant to Section 6 or which are contained in any other Credit Document shall be true and correct in all material respects on and as of the date of such Loan, of the acceptance of such Bankers' Acceptance or of the issuance of such Letter of Credit as if made on and as of such date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date).

          (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date (or Borrowing Date (Canada), as applicable) or after giving effect to such Loan to be made, such Bankers' Acceptance to be accepted or such Letter of Credit to be issued on such Borrowing Date (or Borrowing Date (Canada), as applicable).

          (c) Notices of Borrowing. The U.S. Borrower or Canadian Borrower, as the case may be, shall have delivered to the Administrative Agent, the Canadian Administrative Agent or the Issuing Lender, as the case may be, the notices required by subsections 3.4, 3.5, 4.2, 4.3 or 5.1, as applicable.

Each such borrowing by the U.S. Borrower or the Canadian Borrower hereunder and the issuance of each Letter of Credit by the Issuing Lender hereunder shall constitute a representation and warranty by the U.S. Borrower as of the date of such borrowing or issuance that the conditions in clauses (a) and (b) and of this subsection 7.2 have been satisfied.

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          7.3 Conditions to Borrowing of the Change of Control Loans. The
obligation of each Lender to make a Change of Control Loan on the Change of Control Payment Date is subject only to (a) receipt by the Administrative Agent of the notice required by subsection 5.1 with respect to such Loan and specifying the Existing Note Payment Amount and (b) the terms, conditions and documentation of the Bridge Loan Agreements (if borrowings thereunder are required in order to make the Change of Control Payments) being in form and substance reasonably satisfactory to the Administrative Agent; provided that if no Existing Notes are to be purchased pursuant to the Existing Notes Change of Control Offer, then no Change of Control Loans shall be made hereunder.

          SECTION 8. AFFIRMATIVE COVENANTS

          Each of Holdings and the U.S. Borrower hereby agrees that, so long as the Commitments remain in effect, any Loan, Bankers' Acceptance, Note or L/C Obligation remains outstanding and unpaid, any amount (unless either cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent or such L/C Obligation is supported by a Backstop L/C) remains available to be drawn under any Letter of Credit or any other amount is owing to any Lender or either of the Administrative Agents hereunder or under any of the other Credit Documents, it shall, and, in the case of the agreements contained in subsections 8.3 through 8.6, and 8.8 through 8.9, it shall cause each of its Subsidiaries to:

          8.1 Financial Statements. Furnish to the Administrative Agent (which furnishing may be made to the Administrative Agent via a secured internet web page reasonably acceptable to the Administrative Agent or via delivery of a hard copy to the Administrative Agent, which the Administrative Agent shall promptly furnish to each Lender):

          (a) as soon as available, but in any event within 95 days after the end of each Fiscal Year of the U.S. Borrower to end after the Closing Date, a copy of the consolidated balance sheet of the U.S. Borrower and its consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of stockholders' equity and cash flows and the consolidated statements of income of the U.S. Borrower and its consolidated Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous year and, in the case of the consolidated balance sheet referred to above, reported on, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 50 days after the end of each of the first three Fiscal Quarters of the U.S. Borrower to end after the Closing Date, the unaudited consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the U.S. Borrower and its consolidated Subsidiaries for such quarterly period and the portion of the Fiscal Year of the U.S. Borrower through such date, setting forth in each case in comparative form the figures for

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the corresponding quarter in, and year to date portion of, the previous year, and the figures for such periods in the budget prepared by the U.S. Borrower and furnished to the Administrative Agent, certified by the chief financial officer, controller or treasurer of the U.S. Borrower as being fairly stated in all material respects;

          (c) as soon as available, but in any event not later than 45 days after the beginning of each Fiscal Year of the U.S. Borrower to end after the Closing Date, to which such budget relates, a preliminary consolidated operating budget for the U.S. Borrower and its Subsidiaries taken as a whole; and as soon as available, any material revision to or any final revision of any such preliminary annual operating budget or any such consolidated operating budget; and

          (d) concurrently with the delivery of financial statements pursuant to subsection 8.1(a) or (b), a certificate of the chief financial officer, controller or treasurer of the U.S. Borrower setting forth, in reasonable detail, the computations of Capital Expenditures as of the last day of the fiscal period covered by such financial statements, the Leverage Ratio as of such last day, the Senior Leverage Ratio as of such last day, and the Interest Coverage Ratio as of such last day;

all such financial statements and budgets to be prepared in reasonable detail and, in the case of the financial statements referred to in paragraphs (a) and
(b) of this subsection 8.1, complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and in accordance with GAAP.

          8.2 Certificates; Other Information. Furnish to the Administrative Agent (which the Administrative Agent shall promptly deliver to each Lender):

          (a) concurrently with the delivery of the consolidated financial statements referred to in subsection 8.1(a), a letter from the independent certified public accountants reporting on such financial statements stating that in making the examination necessary to express their opinion on such financial statements no knowledge was obtained of any Default or Event of Default, except as specified in such letter (which letter may be limited to accounting matters and disclaim responsibility for legal interpretations);

          (b) within 15 days of the delivery of the financial statements referred to in subsections 8.1(a) and (b) (except that the certificate referred to in clause (i)(z) below shall be delivered concurrently with such financial statements), a certificate of the chief financial officer, controller or treasurer of the U.S. Borrower (i) stating that, to such officer's knowledge, during such period (x) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the U.S. Borrower has complied with the requirements of subsection 8.9 with respect thereto), (y) none of Holdings, the U.S. Borrower or any of its Subsidiaries has changed its name or jurisdiction of formation or incorporation, as applicable, without complying with the requirements of this Agreement and the Security Documents with respect thereto and (z) that no Default or Event of Default has occurred or, if a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be

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taken with respect thereto, (ii) showing in detail as of the end of the related fiscal period the figures and calculations supporting such statement in respect of subsections 9.7, 9.9, 9.10 and 9.11 (and in the case of a certificate delivered in respect of the financial statements referred to in subsection 8.1(a), setting forth the U.S. Borrower's calculation of Excess Cash Flow);
(iii) identifying any owned Real Property of Holdings, the U.S. Borrower or a Domestic Subsidiary of the U.S. Borrower acquired during such accounting period that, together with any improvements thereon, has a value of at least $5,000,000 and (iv) identifying any application for any patent or for the registration of any trademark filed by Holdings, the U.S. Borrower or a Domestic Subsidiary of the U.S. Borrower, in each case either by itself or through any agent, employee, licensee or designee, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, during such accounting period;

          (c) promptly upon receipt thereof, copies of all final reports submitted to Holdings, the U.S. Borrower or to any of its Subsidiaries by independent certified public accountants in connection with each annual audit of the books of the U.S. Borrower or any of its Subsidiaries made by such accountants, and, upon the request of any Lender (through the Administrative Agent), any final comment letter submitted by such accountants to management in connection with their annual audit;

          (d) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available to the public generally by Holdings, the U.S. Borrower or any of its Subsidiaries, if any, and all regular and periodic reports and all final registration statements and final prospectuses, if any, filed by Holdings, the U.S. Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions;

          (e) concurrently with the delivery of the financial statements referred to in subsections 8.1(a) and (b), a management summary describing and analyzing the performance of Holdings, the U.S. Borrower and its Subsidiaries during the periods covered by such financial statements;

          (f) within 50 days after the end of each Fiscal Quarter of the U.S. Borrower, a summary of all Asset Sales during such Fiscal Quarter including the amount of all Net Proceeds from such Asset Sales not previously applied to prepayments of the Term Loans pursuant to the proviso to subsection 5.4(b)(iii); and

          (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request (through the Administrative Agent, which request the Administrative Agent shall promptly by forward to the U.S. Borrower).

          8.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations and liabilities of whatever nature, except (a) when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in

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conformity with GAAP with respect thereto have been provided on the books of the
U.S. Borrower or any of its Subsidiaries, as the case may be, (b) for trade and other accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the U.S. Borrower or any of its Subsidiaries, as the case may be, and (c) obligations or liabilities the failure of which to pay, discharge or otherwise satisfy would not, in the aggregate, reasonably be expected to (i) give rise to a Lien that would not be a Permitted Lien or (ii) have a Material Adverse Effect.

          8.4 Conduct of Business and Maintenance of Existence. Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, material privileges, franchises, copyrights, patents, trademarks and trade names necessary or desirable in the normal conduct of its business except for rights, privileges, franchises, copyrights, patents, trademarks and trade names the loss of which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as otherwise permitted by subsections 9.4 and 9.5; and comply with all applicable Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          8.5 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear and casualty and condemnation excepted) except to the extent that the failure to maintain such property would not reasonably be expected to have a Material Adverse Effect; and

          (b) Maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and with only such deductibles as are usually maintained by, and against at least such risks (but including, in any event, public liability and business interruption insurance) as are usually insured against in the same general area by, companies of the same or similar size of the U.S. Borrower engaged in the same or a similar business; cause all insurance maintained pursuant to this subsection 8.5(b) (i) to provide that no cancelation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) to name the Administrative Agent as insured party or loss payee and (iii) to be reasonably satisfactory in all other respects to the Administrative Agent; and furnish to the Administrative Agent (which furnishing may be made to the Administrative Agent via a secured internet web page reasonably acceptable to the Administrative Agent or via electronic mail), upon written request, full information as to the insurance carried; provided that the U.S. Borrower may implement programs of self insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

          8.6 Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities which permit financial

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statements to be prepared in conformity with GAAP and all Requirements of Law;
and permit representatives of any Lender upon reasonable notice (made through the Administrative Agent) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested (which may not be more frequently than quarterly unless a Default or Event of Default shall have occurred and be continuing) upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the U.S. Borrower and its Subsidiaries with officers and employees thereof and with their independent certified public accountants with prior reasonable notice to, and coordination with, the chief financial officer or the treasurer of the U.S. Borrower and provided that a member of management may be present at such meeting.

          8.7 Notices. Promptly give notice to the Administrative Agent (to be distributed by the Administrative Agent to the Lenders):

          (a) of the occurrence of any Default or Event of Default;

          (b) of any litigation, investigation or proceeding which may exist at any time between Holdings, the U.S. Borrower or any of its Subsidiaries and any Governmental Authority, or receipt of any notice of any environmental claim or assessment against Holdings, the U.S. Borrower or any of its Subsidiaries by any Governmental Authority, which in any such case would reasonably be expected to have a Material Adverse Effect;

          (c) of any litigation or proceeding against Holdings, the U.S. Borrower or any of its Subsidiaries (i) in which more than $10,000,000 of the amount claimed is not covered by insurance, or (ii) in which injunctive or similar relief is sought which if obtained would reasonably be expected to have a Material Adverse Effect;

          (d) of the following events, as soon as practicable after, and in any event within 30 days after, the U.S. Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan which Reportable Event could reasonably result in material liability to Holdings, the U.S. Borrower and its Subsidiaries taken as a whole or (ii) the institution of proceedings or the taking of any other action by PBGC, the U.S. Borrower or any Commonly Controlled Entity to terminate, withdraw or partially withdraw from any Plan and, with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan, in each of the foregoing cases which could reasonably result in material liability to Holdings, the U.S. Borrower and its Subsidiaries taken as a whole, and in addition to such notice, deliver to the Administrative Agent and each Lender whichever of the following may be applicable: (A) a certificate of a Responsible Officer of the U.S. Borrower setting forth details as to such Reportable Event and the action that the U.S. Borrower or such Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

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          (e) concurrently with the delivery of the information delivered pursuant to subsection 8.2(f) and each prepayment required pursuant to subsection 5.4(b)(iii), of any Asset Sale or substantially like-kind exchange of real property by the U.S. Borrower or any of its Subsidiaries;

          (f) of the occurrence of any event that has had, or would reasonably be expected to have, a material adverse effect on the aggregate value of the Collateral; and

          (g) of any development that has had, or would reasonably be expected to have, a Material Adverse Effect.

Each notice pursuant to this subsection 8.7 shall be accompanied by a statement of a Responsible Officer of the U.S. Borrower setting forth details of the occurrence referred to therein and (in the cases of clauses (a) through (d)) stating what action the U.S. Borrower proposes to take with respect thereto.

          8.8 Environmental Laws. (i) Comply with all Environmental Laws applicable to it, and obtain, comply with and maintain any and all Environmental Permits necessary for the conduct of its operations; and (ii) take reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors and invitees comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain as set forth in (i) and (ii) above would reasonably be expected to result in a Material Adverse Effect. Noncompliance by the U.S. Borrower or any of its Subsidiaries with any applicable Environmental Law or Environmental Permit shall be deemed not to constitute a breach of this subsection 8.8, so long as, upon learning of any such noncompliance, the U.S. Borrower and its Subsidiaries shall promptly undertake reasonable efforts to achieve compliance or to contest by appropriate proceedings any alleged noncompliance and provided that, in any case, such noncompliance, and any other noncompliance with Environmental Law and any contesting of allegations of noncompliance with Environmental Laws, individually or in the aggregate, after giving effect to any compliance efforts undertaken, would not reasonably be expected to give rise to a Material Adverse Effect.

          8.9 Additional Collateral. (a) Subject to subsection 8.9(d), with respect to any assets acquired after the Closing Date by Holdings, the U.S. Borrower, any of its Domestic Subsidiaries or the Canadian Borrower or the Canadian Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (but, in any event, excluding (i) any assets described in paragraph (b) or (c) of this subsection and (ii) assets acquired or owned pursuant to subsection 9.6(h)), promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such assets, and (ii) take all actions necessary or advisable to cause such Lien to be duly perfected to the extent required by

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such Security Document in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

          (b) With respect to any Person that is or becomes a Subsidiary (other than any Foreign Subsidiary of the U.S. Borrower) that has material assets, promptly (and in any event within 30 days after such Person becomes a Subsidiary): (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Security Agreement as the Administrative Agent reasonably shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the U.S. Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the U.S. Borrower or such Subsidiary, as the case may be, and (iii) cause such new Subsidiary (A) to execute and deliver to the Administrative Agent an assumption agreement, substantially in the form annexed to the Collateral Agreement, that results in such Subsidiary becoming a party to the Subsidiary Guarantee and the Collateral Agreement (or such comparable documentation which is in form and substance reasonably satisfactory to the Administrative Agent), and (B) to take all actions necessary or advisable to cause the Lien created by the Collateral Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

          (c) With respect to any Person that is or becomes a direct Foreign Subsidiary of the U.S. Borrower and that has material assets, promptly (and in any event within 30 days after such Person becomes a Subsidiary): (i) execute and deliver to the Administrative Agent a new pledge agreement or such amendments to the relevant Security Agreement as the Administrative Agent reasonably shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the U.S. Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the Capital Stock of any such Foreign Subsidiary be required to be so pledged), and (ii) if such Capital Stock is issued in certificated form, deliver to the Administrative Agent any certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the U.S. Borrower or such Subsidiary, as the case may be, and take or cause to be taken all such other actions under the law of the jurisdiction of organization of such Foreign Subsidiary as may be necessary or advisable to perfect such Lien on such Capital Stock, and if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (d) Upon the request of the Administrative Agent, the U.S. Borrower shall, and shall cause its Domestic Subsidiaries to, promptly grant to the Administrative

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Agent, within 60 days of such request, security interests and Mortgages in such owned real property of the U.S. Borrower and its Domestic Subsidiaries as are acquired after the Closing Date by the U.S. Borrower or such Subsidiary and that, together with any improvements thereon, individually have a value of at least $5,000,000 (based on the purchase price thereof if such real estate is the only asset being purchased in such transaction, otherwise the determination of value shall be made by the U.S. Borrower in good faith), as additional security for the obligations of the Credit Parties under any Credit Document (unless the subject property is already mortgaged to a third party to the extent permitted by subsection 9.2). Such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected Liens subject only to Permitted Liens and such other Liens reasonably acceptable to the Administrative Agent. The Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid by the U.S. Borrower in full. If requested by the Administrative Agent or the Required Lenders, the U.S. Borrower shall provide a lender's title policy with respect to each such Mortgage paid for by the U.S. Borrower, issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, insuring each Mortgage as a first lien on the relevant Mortgaged Property and subject only to Liens expressly agreed to by the Administrative Agent.

          (e) With respect to any Person that is or becomes a Canadian Subsidiary that has material assets, promptly (and in any event within 30 days after such Person becomes a Canadian Subsidiary), execute and deliver to the Canadian Administrative Agent an assumption agreement, substantially in the form of the assumption agreement annexed to the Canadian Collateral Agreement, that results in such Person becoming a party to (i) the Canadian Subsidiary Guarantee and (ii) the Canadian Collateral Agreement.

          (f) The U.S. Borrower shall give the Administrative Agent reasonable advance notice prior to entering into any Specified Sale-Leaseback Transaction and, if the property to be subject thereto, together with any improvements thereon, has a value of at least $5,000,000 (based on the proposed sale price thereof), (i) the form of lease relating thereto shall be subject to the reasonable approval of the Administrative Agent and (ii) upon consummation of such Specified Sale-Leaseback Transaction, the U.S. Borrower shall grant, or cause the applicable Subsidiary to grant, to the Administrative Agent a leasehold Mortgage in the property subject thereto, in form and substance reasonably acceptable to the Administrative Agent.

          (g) Notwithstanding anything in this Agreement or any Security Document to the contrary, (i) in no event shall Holdings, the U.S. Borrower or any Subsidiary be required to comply with the provisions of paragraphs (c), (d) or (f) of this subsection 8.9 with respect to any asset as to which the Administrative Agent, upon the

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request of the U.S. Borrower, shall determine in its reasonable discretion that the costs of obtaining a security interest in such asset are excessive in relation to the benefit to the Lenders of the security afforded thereby and (ii) neither the U.S. Borrower nor any of its Subsidiaries shall be required to grant to the Administrative Agent any Mortgage in respect of any real property listed on Schedule 1.1(a); provided, however, that if any such real property is owned in fee by the U.S. Borrower or a Subsidiary on the first anniversary of the Closing Date, the U.S. Borrower or such Subsidiary shall comply with the provisions of paragraph (d) of this subsection 8.9 with respect to such real property (without giving effect to any dollar thresholds contained therein, but subject to clause (i) of this subsection 8.9(g)) within 30 days after such anniversary.

          8.10 Change of Control Offers. Within three Business Days following the Closing Date, the U.S. Borrower shall mail the Change of Control Offers to the holders of the Existing Notes and the Preferred Stock, and shall establish the Change of Control Payment Date in accordance with the requirements of the Existing Indenture and the Certificate of Designation, respectively.

          SECTION 9. NEGATIVE COVENANTS

          Each of Holdings and the U.S. Borrower hereby agrees that it shall not, and it shall not permit any of its Subsidiaries to, directly or indirectly so long as the Commitments remain in effect or any Loan, Note, L/C Obligation or Bankers' Acceptance remains outstanding and unpaid, any amount (unless cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent or such L/C Obligation is supported by a Backstop L/C) remains available to be drawn under any Letter of Credit or any other amount is owing to any Lender or the Administrative Agent hereunder or under any other Credit Document (it being understood that each of the permitted exceptions to each of the covenants in this Section 9 is in addition to, and not overlapping with, any other of such permitted exceptions except to the extent expressly provided):

          9.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

          (a) the Indebtedness outstanding on the Closing Date and reflected on
Schedule 9.1(a), including the refinancing of any such Indebtedness on terms and conditions taken as a whole no less favorable to Holdings, the U.S. Borrower and its Subsidiaries or the Lenders;

          (b) Indebtedness consisting of the Loans and Bankers' Acceptances and in connection with the Letters of Credit and this Agreement;

          (c) Indebtedness evidenced by the Existing Notes;

          (d) Indebtedness of the U.S. Borrower in respect of up to $270,000,000 aggregate principal amount of Borrower Bridge Subordinated Debt issued after the Closing Date to fund the Change of Control Payments and to pay related fees and expenses (after the making of the Change of Control Term Loans hereunder), and an

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additional principal amount of Borrower Bridge Subordinated Debt issued in lieu of cash interest on the outstanding Borrower Bridge Subordinated Debt and Indebtedness contemplated by the Borrower Bridge Loan Agreement upon the conversion of Borrower Bridge Subordinated Debt into subordinated term loans and any exchange of such subordinated term notes into exchange notes (provided that the original aggregate principal amount of Indebtedness incurred pursuant to this paragraph (d), when added to the original aggregate principal amount of Indebtedness incurred pursuant to paragraph (e) below, shall not exceed $270,000,000);

          (e) Indebtedness of Holdings in respect of up to $100,000,000 aggregate principal amount of Holdings Bridge Debt issued after the Closing Date to fund Preferred Stock Payments and to pay related fees and expenses and an additional principal amount of Holdings Bridge Debt issued in lieu of cash interest on the outstanding Holdings Bridge Debt and Indebtedness contemplated by the Holdings Bridge Loan Agreement upon the conversion of the Holdings Bridge Debt into term loans and any exchange of such term loans into exchange notes (provided that the original aggregate principal amount of Indebtedness incurred pursuant to this paragraph (e), when added to the original aggregate principal amount of Indebtedness incurred pursuant to paragraph (d) above, shall not exceed $270,000,000); and

          (f) Indebtedness in an aggregate principal amount not to exceed $375,000,000 of (x) the U.S. Borrower under subordinated notes (which Indebtedness may be guaranteed on a like basis by the Subsidiary Guarantors) (any such Indebtedness being "Permitted Subordinated Notes") and/or (y) Holdings under senior notes (any such Indebtedness being "Permitted Senior Notes"; and collectively with the Permitted Subordinated Notes, the "Permitted Notes"), in each case so long as (i) the U.S. Borrower shall have given the Administrative Agent at least 5 Business Days (or such shorter time as shall be agreed by the Administrative Agent) notice of any proposed issuance of Permitted Subordinated Notes or Permitted Senior Notes, (ii) no Default or Event of Default has occurred and is continuing at the time of issuance of such Permitted Notes or immediately after giving effect thereto, (iii) the U.S. Borrower shall deliver to the Administrative Agent calculations showing compliance with subsections 9.9 and 9.10 for the most recently ended Fiscal Quarter on a pro forma basis for the issuance of such Permitted Notes and the application of the proceeds thereof,
(iv) such Permitted Notes shall be unsecured, (v) such Permitted Notes shall not require any scheduled payment of principal prior to a date that is six months after the Term Loan Maturity Date, (vi) the subordination provisions of any Permitted Subordinated Notes shall not be materially more favorable to the holders thereof than the analogous provisions of the U.S. Borrower Bridge Subordinated Debt (or, if no Borrower Bridge Subordinated Debt shall have been issued, the Existing Notes or Permitted Subordinated Notes being refinanced thereby), (vii) the other terms and conditions of such Permitted Subordinated Notes or Permitted Senior Notes, taken as a whole, shall not be materially more restrictive than the terms and conditions of the Borrower Bridge Subordinated Debt or Holdings Bridge Debt (or, if no Borrower Bridge Subordinated Debt or Holdings Bridge Debt shall have been issued, the Existing Notes or Permitted Subordinated Notes being refinanced thereby) as the case may be and (viii) the proceeds of such Permitted Notes shall be used to repay the Existing Notes, the Preferred Stock, the Borrower Bridge Subordinated Debt or the Holdings

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Bridge Debt (and all interest, fees, premiums, penalties or other amounts due upon the repayment, prepayment, redemption or other retirement or extinguishment of such Indebtedness or Preferred Stock) and, to the extent the Net Proceeds thereof exceed the then outstanding amount of the Existing Notes, the Preferred Stock, the Borrower Bridge Subordinated Debt or the Holdings Bridge Debt being so repaid (and any interest, fees, premiums or other amounts), such Net Proceeds shall be used to prepay the Term Loans in accordance with subsection 5.4(b)(ii) and (z) any refinancing of any Permitted Notes so long as Holdings or the U.S. Borrower, as applicable, shall have complied with subclauses (i) through (viii) above with respect to such refinancing.

          (g) Indebtedness (i) of Holdings or the U.S. Borrower to any Subsidiary, (ii) of any Domestic Subsidiary (with respect to which the requirements of subsection 8.9 have been satisfied) to Holdings or the U.S. Borrower or any other Subsidiary, (iii) of any Foreign Subsidiary to any other Foreign Subsidiary and (iv) of any Foreign Subsidiary to the U.S. Borrower or any Domestic Subsidiary in an aggregate principal amount for all Foreign Subsidiaries at any time outstanding not to exceed $35,000,000 (plus the sum of any amounts dividended or distributed by Foreign Subsidiaries to the U.S. Borrower or any Domestic Subsidiary), minus the sum of the amount of (A) any Indebtedness outstanding pursuant to subsection 9.1(j), (B) the amount of any investments made in Foreign Subsidiaries pursuant to subsection 9.6(b)(iv) and
(C) the amount of any guarantees of obligations of Foreign Subsidiaries pursuant to subsection 9.3(c)(ii). For purpose of this subsection 9.1(g), the payment, or intercompany loans or advances for such purpose, by Holdings, the U.S. Borrower or any Subsidiary of expenses and operating costs of Holdings, the U.S. Borrower or any Subsidiary (x) incurred in the ordinary course of business (provided that, any such payment by Holdings, the U.S. Borrower or any Subsidiary of expenses and operating costs of Foreign Subsidiaries of the U.S. Borrower pursuant to this clause shall be promptly repaid by such Foreign Subsidiaries as soon as such Foreign Subsidiaries have funds available to make such repayment and any such repayment shall not increase the amount of loans which may be made to such Foreign Subsidiaries pursuant to clause (iv) of this paragraph) or (y) incurred in association with the initial establishment, start up and capitalization of Holdings, the U.S. Borrower and its Subsidiaries shall not be considered to be a loan, advance, dividend or other investment, and shall be permitted under this Agreement and such payments shall not reduce any permitted amounts to be so made as specified herein;

          (h) (i) Indebtedness of the U.S. Borrower or any of its Subsidiaries assumed in connection with acquisitions permitted by subsection 9.6(g) (so long as such Indebtedness was not incurred in anticipation of such acquisitions),
(ii) Indebtedness of newly acquired Subsidiaries of the U.S. Borrower acquired in such acquisitions (so long as such Indebtedness was not incurred in anticipation of such acquisition) and (iii) Indebtedness of Holdings, the U.S. Borrower or any of its Subsidiaries owed to the seller in any acquisition permitted by subsection 9.6(g) constituting part of the purchase price thereof so long as such Indebtedness is subordinated to the Loans and other obligations hereunder on terms reasonably acceptable to the Administrative Agent, all of which Indebtedness permitted by this

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subsection 9.1(h) shall not exceed $20,000,000 in aggregate principal amount at any one time outstanding;

          (i) additional unsecured subordinated Indebtedness of the U.S. Borrower and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed (i) $25,000,000 plus (ii) any additional principal amount of such Indebtedness issued in lieu of cash interest on such outstanding Indebtedness or any refinancing thereof; provided that (x) no part of the principal amount of such Indebtedness shall have a maturity date earlier than the six-month anniversary of the final Installment Payment Date, (y) the non-default cash interest rate thereon shall not exceed 13% per annum, and (z) such Indebtedness shall be subordinated to the obligations of the Credit Parties under the Credit Documents on customary terms and conditions;

          (j) Indebtedness of Foreign Subsidiaries of the U.S. Borrower in an aggregate principal amount at any time outstanding not in excess of the equivalent at the date of each incurrence thereof of $35,000,000;

          (k) Indebtedness of the U.S. Borrower and its Subsidiaries for industrial revenue bonds or other similar governmental and municipal bonds, for the deferred purchase price of newly acquired property and to finance equipment of the U.S. Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise and whether owed to the seller or a third party) used in the ordinary course of business (provided such financing is entered into within 180 days of the acquisition of such property) of the U.S. Borrower and its Subsidiaries in an amount (based on the remaining balance of the obligations therefor on the books of the U.S. Borrower and its Subsidiaries) which shall not exceed $25,000,000 in the aggregate at any one time outstanding and Indebtedness of the U.S. Borrower and its Subsidiaries in respect of Financing Leases to the extent subsections 9.7 and 9.9 would not be contravened;

          (l) Indebtedness under clause (c) of the definition of such term and not for borrowed money in respect of Liens permitted pursuant to subsection 9.2(a), (b), (c), (d), (e), (h), (i), (j), (k), (l), (m), (n), (o), (p), (q),
(r) and (s);

          (m) Indebtedness in respect of any Specified Sale-Leaseback Transaction; and

          (n) other Indebtedness of the U.S. Borrower and its Subsidiaries not exceeding $35,000,000 in aggregate principal amount at any one time outstanding (which Indebtedness, if subordinated Indebtedness, shall be subordinated to the Loans and other obligations hereunder on terms reasonably acceptable to the Administrative Agent).

          9.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets, income or profits, whether now owned or hereafter acquired, except:

          (a) Liens for taxes, assessments or other governmental charges not overdue by more than 60 days or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the

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books of Holdings, the U.S. Borrower or the relevant Subsidiary, as the case may be, in accordance with GAAP;

          (b) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not overdue by more than 60 days or which are bonded or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Holdings, the U.S. Borrower or the relevant Subsidiary, as the case may be, in accordance with GAAP;

          (c) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements (including, without limitation, reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, changes, and other similar encumbrances or title defects incurred, or licenses, leases or subleases granted to others, in the ordinary course of business, which do not in the aggregate materially interfere with or adversely affect in any material respect the ordinary conduct of the business of Holdings, the U.S. Borrower and its Subsidiaries on the properties subject thereto, taken as a whole;

          (f) Liens in favor of the Administrative Agent, the Lenders and their Affiliates pursuant to the Credit Documents, including Liens pursuant to the Credit Documents in respect of Interest Rate Agreements and Commodity Hedging Agreements, and bankers' liens arising by operation of law;

          (g) Liens on property of the U.S. Borrower or any of its Subsidiaries created solely for the purpose of securing (i) Indebtedness permitted by subsection 9.1(h) (so long as in the case of clauses (i) and (ii) of subsection 9.1(h) such Lien was not incurred in anticipation of the related acquisition),
(ii) Indebtedness permitted by subsection 9.1(j), so long as such Liens affect only assets of Foreign Subsidiaries located outside of Canada and the United States, or (iii) Indebtedness permitted by subsection 9.1(k) representing or incurred to finance, refinance or refund the purchase price of property; provided that no such Lien incurred in connection with Indebtedness pursuant to subsection 9.1(h) or 9.1(k) shall extend to or cover other property of the U.S. Borrower or such Subsidiary other than the respective property so acquired (and the products and proceeds thereof), and the principal amount of Indebtedness secured by any such Lien shall at no time exceed the obligations secured on the date of the acquisition of such asset or such Person becomes a Subsidiary, as the case may be;

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          (h) Liens existing on the Closing Date after giving effect to the consummation of the Transactions and described in subsection 6.13 or Schedule 9.2(h) (including the extension of any Liens listed on such Schedule relating to any Indebtedness permitted under subsection 9.1(a) in connection with any refinancing of such Indebtedness permitted by such subsection and any Liens securing Indebtedness to be repaid on the Closing Date to the extent the U.S. Borrower has made arrangements to terminate such Liens in a manner satisfactory to the Administrative Agent); provided that (i) no such Lien shall extend to or cover other property of the U.S. Borrower or its Subsidiaries other than the respective property so encumbered (and the products and proceeds thereof) and
(ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original principal amount of the Indebtedness so secured;

          (i) Liens on documents of title and the property covered thereby securing Indebtedness in respect of the Commercial L/Cs;

          (j) (i) mortgages, liens, security interests, restrictions, encumbrances or any other matter of record that have been placed by any developer, landlord or other third party on property over which Holdings, the U.S. Borrower or any of its Subsidiaries has easement rights or on any Leased Property and subordination or similar agreements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;

          (k) Liens in connection with workmen's compensation obligations and general liability exposure of Holdings, the U.S. Borrower and its Subsidiaries;

          (l) Liens on goods (and proceeds thereof) financed with drawings under commercial letters of credit securing reimbursement obligations in respect of such commercial letters of credit issued in accordance with the terms of this Agreement;

          (m) Liens in or on any Fee Property listed on Schedule 1.1(a) to secure Indebtedness incurred with respect to such property pursuant to subsection 9.1(m);

          (n) any interest or title of a lessor under any lease entered into by Holdings, the U.S. Borrower or its Subsidiaries in the ordinary course of its business and covering only the assets so leased;

          (o) any obligations or duties affecting any of the assets of Holdings, the U.S. Borrower or its Subsidiaries to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such asset for the purposes for which it is held;

          (p) Liens imposed by operation of law or other attachment or judgment Liens with respect to any judgments or orders not constituting an Event of Default under subsection 10(h);

          (q) Liens arising from precautionary Uniform Commercial Code financing statement filings with respect to operating leases or consignment arrangements entered into by Holdings, the U.S. Borrower or any of its Subsidiaries in the ordinary

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course of business, so long as such Liens purport to attach only to the property subject to such leases or consignments (and the products and proceeds thereof);

          (r) Liens on property of Holdings, the U.S. Borrower or any Subsidiary in favor of landlords securing licenses, subleases and leases and not interfering in any material respect with the business of Holdings, the U.S. Borrower or such Subsidiary; and

          (s) Liens not otherwise permitted by this subsection 9.2 so long as the aggregate outstanding principal amount of the obligations secured thereby at any one time does not exceed $5,000,000.

          9.3 Limitation on Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligation except:

          (a) the Guarantees;

          (b) other guarantees by the U.S. Borrower or any Subsidiary incurred in the ordinary course of business for an aggregate amount not to exceed $5,000,000 at any one time;

          (c) guarantees (i) by Holdings, the U.S. Borrower or any Domestic Subsidiary (A) of obligations of Domestic Subsidiaries of the U.S. Borrower or the U.S. Borrower and (B) of obligations of Foreign Subsidiaries of the U.S. Borrower in an aggregate principal amount at any one time not to exceed $35,000,000 (plus the sum of any amounts dividended or distributed by Foreign Subsidiaries to the U.S. Borrower or any Domestic Subsidiary), as reduced by amounts outstanding in accordance with subsections 9.1(g)(iv), 9.1(j) or 9.6(b)(iv) (provided that, in each case, if the primary obligation being guaranteed is subordinated, such guarantees are subordinated to the Guarantees on substantially the same basis as such primary obligation is subordinated to the Loans) and (ii) by any Foreign Subsidiary of any obligations of any other Foreign Subsidiary. For purpose of this subsection 9.3(c), the payment, or intercompany loans or advances for such purpose, by Holdings, the U.S. Borrower or any Subsidiary of expenses and operating costs of Holdings, the U.S. Borrower or any Subsidiary (x) incurred in the ordinary course of business (provided that, any such payment by Holdings, the U.S. Borrower or any Subsidiary of expenses and operating costs of Foreign Subsidiaries of the U.S. Borrower pursuant to this clause shall be promptly repaid by such Foreign Subsidiaries as soon as such Foreign Subsidiaries have funds available to make such repayment and any such repayment shall not increase the amount of guarantees permitted pursuant to clause (i)(B) of this paragraph) or (y) incurred in association with the initial establishment, start up and capitalization of Holdings, the U.S. Borrower and its Subsidiaries shall not be considered to be a loan, advance, dividend or other investment, and shall be permitted under this Agreement and such payments shall not reduce any permitted amounts to be so made as specified herein;

          (d) Contingent Obligations existing on the Closing Date and described in Schedule 9.3(d) and refinancings thereof permitted by subsection 9.1(a);

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          (e) guarantees of obligations to third parties in connection with relocation of employees of the U.S. Borrower or any of its Subsidiaries, in an amount which, together with all loans and advances made pursuant to subsection 9.6(f), shall not exceed $7,500,000 at any time outstanding; and

          (f) Contingent Obligations in connection with workmen's compensation obligations and general liability exposure of Holdings, the U.S. Borrower and its Subsidiaries.

          9.4 Prohibition of Fundamental Changes. Enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or engage in any type of business other than of the same general type now conducted by it, except (a) for the transactions otherwise permitted pursuant to clause (b) of subsection 9.5, (b) any Domestic Subsidiary of the U.S. Borrower may be merged with and into the U.S. Borrower or a wholly owned Domestic Subsidiary of the U.S. Borrower, (c) any Foreign Subsidiary of the U.S. Borrower may be merged with and into the U.S. Borrower or a wholly owned Subsidiary of the U.S. Borrower, (d) Subsidiaries with a net book value not greater than $100,000 may be dissolved, (e) any Subsidiary (other than the Canadian Borrower) may otherwise be dissolved (provided that upon dissolution, the assets of such Subsidiary are transferred to the U.S. Borrower or one of its wholly owned Domestic Subsidiaries (or, in the case of a dissolution of a Foreign Subsidiary, such assets are transferred to the U.S. Borrower or one of its wholly owned Subsidiaries) on the terms and subject to the conditions set forth in subsection 9.5(b)) and (f) so long as no Event of Default (in the case of clause (i)) or Default (in the case of clauses
(ii) and (iii)) shall have occurred and be continuing or would result therefrom,
(i) Holdings may be merged or consolidated with or into the Parent, or the Parent may be merged or consolidated with or into Holdings, so long as, in any such case, the surviving entity in any such transaction assumes (including, if applicable, by operation of law) all of the rights and obligations of Holdings under this Agreement, (ii) the U.S. Borrower may be merged with any Person for purposes of effecting any acquisition permitted by subsection 9.6(g), provided that the U.S. Borrower is the surviving entity in any such merger and (iii) Holdings may form a new Subsidiary (in which Holdings shall own all the Capital Stock thereof) solely for purposes of effecting any acquisition permitted by subsection 9.6(g), and any such Subsidiary may be merged with any Person in connection with any such permitted acquisition, provided that all the Capital Stock of the surviving entity in any such merger is, upon consummation thereof or substantially simultaneously therewith, contributed by Holdings to the U.S. Borrower.

          9.5 Prohibition on Sale of Assets. Convey, sell, lease (other than a sublease of property), assign, transfer or otherwise dispose of (including through a transaction of merger or consolidation of any Subsidiary) any of its property, business or assets (including, without limitation, other payments and receivables but excluding leasehold interests), whether now owned or hereafter acquired, except:

          (a) for sales or other dispositions of inventory in the ordinary course of business;

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          (b) that the U.S. Borrower or any Subsidiary of the U.S. Borrower may
sell, lease, transfer, or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to, and any Subsidiary of the U.S. Borrower may merge with and into, the U.S. Borrower or a wholly owned Domestic Subsidiary of the U.S. Borrower (or, in the case of any Foreign Subsidiary of the U.S. Borrower, the U.S. Borrower, another Foreign Subsidiary or a wholly owned Subsidiary of the U.S. Borrower), and the U.S. Borrower or any Subsidiary of the U.S. Borrower may sell or otherwise dispose of, or part with control of any or all of, the Capital Stock of any Subsidiary to a wholly owned Domestic Subsidiary of the U.S. Borrower or the U.S. Borrower (or, in the case of the Capital Stock or a Foreign Subsidiary, to another Foreign Subsidiary); provided that (i) no such transaction may be effected if it would result in the transfer of any Collateral to a Subsidiary the Capital Stock of which has not been pledged to the Administrative Agent pursuant to subsection 8.9 and which has not guaranteed the obligations of the U.S. Borrower or the Canadian Borrower, as applicable, for the benefit of the Lenders, under the Notes and this Agreement, and granted liens or security interests in favor of the Administrative Agent, for the benefit of the Lenders, on substantially all of its assets to secure such guarantee, pursuant to a guarantee, security agreement and other documentation reasonably satisfactory to the Administrative Agent and (ii) the U.S. Borrower shall not transfer all or substantially all of its assets pursuant to this paragraph; provided further that, notwithstanding the foregoing, so long as no Default shall have occurred and be continuing or result therefrom, the U.S. Borrower may be merged or consolidated with or into a corporation or limited liability company newly formed by Holdings (which shall own all the common equity interests thereof) and organized under the laws of the United States or any state thereof or the District of Columbia solely for purposes of reincorporating or reorganizing in another jurisdiction, so long as Holdings shall give reasonable prior notice of such merger or consolidation to the Administrative Agent and take all such actions as would be required under subsection 8.9(b) if such corporation or limited liability company were a Subsidiary of the U.S. Borrower;

          (c) leases or licenses of Fee Properties and other real property owned in fee;

          (d) any condemnation or eminent domain proceedings affecting any real property or any casualty or loss with respect to any property; provided that the net proceeds received in connection with such proceeding, casualty or loss, as the case may be, shall be deemed not to constitute Net Proceeds if such net proceeds are reinvested in new or existing properties within eighteen months from the date of such condemnation, taking, casualty or loss;

          (e) substantially like-kind exchanges of real property or equipment; provided that only any cash received by the U.S. Borrower or any Subsidiary of the U.S. Borrower in connection with such an exchange (net of all costs and expenses incurred in connection with such transaction or with the commencement of operation of real property received in such exchange) shall be deemed to be Net Proceeds and shall be applied as provided for in subsection 5.4(b)(iii) unless such Net Proceeds are reinvested in new or existing properties or equipment within twelve months from the date of such exchange;

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          (f) for the sale or other disposition of any property that, in the reasonable judgment of the U.S. Borrower, has become uneconomic, obsolete or worn out, and which is sold or disposed of in the ordinary course of business;

          (g) for the sale or other disposition of any property (other than pursuant to a Specified Sale-Leaseback Transaction) the aggregate amount of the net proceeds received in respect of which shall not exceed $10,000,000 during the term of this Agreement after the Closing Date; and

          (h) any sale or disposition of any interest in property (other than pursuant to a Specified Sale-Leaseback Transaction); provided that (i) the net proceeds of any such sale shall constitute Net Proceeds only to the extent such net proceeds are not reinvested in new or existing properties within twelve months from the date of such sale, (ii) if the property so sold constituted Collateral under the Security Documents then any property purchased with the net proceeds thereof shall be mortgaged or pledged, as the case may be, for the benefit of the Lenders if required by subsection 8.9 and in accordance therewith and (iii) the aggregate outstanding amount of net proceeds held by the U.S. Borrower and its Subsidiaries at any time for reinvestment in respect of any property sold pursuant to this paragraph shall not exceed $15,000,000;

          (i) for the sale or other disposition of the Photography Division; provided that (i) 50% of the net proceeds shall constitute Net Proceeds to be applied to the Term Loans in accordance with subsection 5.4(b)(iii), (ii) 50% of the net proceeds of any such sale shall constitute Net Proceeds only to the extent such net proceeds are not reinvested in new or existing properties within twelve months from the date of such sale and (iii) if the property so sold constituted Collateral under the Security Documents then any property purchased with the net proceeds thereof shall be mortgaged or pledged, as the case may be, for the benefit of the Lenders if required by subsection 8.9 and in accordance therewith;

          (j) any sale or other disposition of any minority interests in a joint venture or other Person;

          (k) the sale or discount of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

          (l) licenses or sublicenses of intellectual property and general intangibles and licenses, leases or subleases of other property, in each case, in the ordinary course of business and which do not materially interfere with the business of the U.S. Borrower and its Subsidiaries; and

          (m) dispositions permitted by subsection 9.4; and

          (n) dispositions of Fee Properties pursuant to Specified Sale-Leaseback Transactions; provided that the Net Proceeds thereof shall be used to prepay Term Loans in accordance with subsection 5.4(b)(iii).

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          9.6 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in (including, without limitation, any acquisition of all or any substantial portion of the assets, and any acquisition of a business or a product line, of other companies, other than the acquisition of inventory in the ordinary course of business), any Person (except to the extent permitted by Section 9.7 or 9.11), except:

          (a) loans or advances, to the extent, in each case, the Indebtedness created thereby is permitted by subsection 9.1(g);

          (b) (i) any Subsidiary may make investments in Holdings or the U.S. Borrower (by way of capital contribution or otherwise), (ii) Holdings, the U.S. Borrower or any Subsidiary may make investments in, or create, any wholly owned Domestic Subsidiary of the U.S. Borrower (by way of capital contribution or otherwise) or make investments permitted by subsection 9.5(b); provided that, in any such case, the requirements of subsection 8.9 are satisfied, (iii) the U.S. Borrower and any Subsidiary may make investments in any Subsidiary financed with contributions of equity after the Closing Date from the Investor Group or their Affiliates, and (iv) the U.S. Borrower and any Subsidiary may make investments in, or create, any Foreign Subsidiary (by way of capital contribution or otherwise) or make investments permitted by subsection 9.5(b); provided that (x) the requirements of subsection 8.9 are satisfied and (y) the aggregate amount at any one time of all investments in such Foreign Subsidiaries shall not exceed
(I) $35,000,000 (plus the sum of any amounts dividended or distributed by Foreign Subsidiaries to the U.S. Borrower or any Domestic Subsidiary), minus
(II) the amount of any Indebtedness of any Foreign Subsidiary at any such time outstanding in accordance with subsection 9.1(j) or 9.3(c)(ii);

          (c) Holdings, the U.S. Borrower and its Subsidiaries may (i) invest in, acquire and hold Cash Equivalents and Investment Grade Securities and (ii) make loans and acquire or hold other non-cash investments in an aggregate amount at any time outstanding not to exceed $1,000,000 in connection with a sale of assets permitted by subsection 9.5;

          (d) Holdings, the U.S. Borrower and its Subsidiaries may make payroll advances in the ordinary course of business (including advances against commissions);

          (e) the U.S. Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (provided that nothing in this clause (e) shall prevent the U.S. Borrower or any of its Subsidiaries from offering such concessionary trade terms, or from receiving such investments, in connection with the bankruptcy or reorganization of their respective suppliers or customers or the settlement of disputes with such customers or suppliers arising in the ordinary course of business, as management deems reasonable in the circumstances);

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          (f) Holdings, the U.S. Borrower or any of its Subsidiaries may make travel and entertainment advances and relocation and other loans to directors, officers and employees of Holdings, the U.S. Borrower or any such Subsidiary; provided that the aggregate principal amount of all such loans and advances outstanding at any one time, together with the guarantees of such loans and advances made pursuant to subsection 9.3(e), shall not exceed $7,500,000 at any one time outstanding;

          (g) Holdings, the U.S. Borrower and its Subsidiaries may make expenditures to acquire all or a portion of the Capital Stock or assets of any Person that, in the case of the acquisition of Capital Stock, will become a Subsidiary of the U.S. Borrower as a result thereof and that is engaged primarily in one or more businesses in which the U.S. Borrower and its Subsidiaries are engaged or directly related thereto; provided that, after giving pro forma effect to any such acquisition and the financing thereof, (i) the amount of the expenditures in connection with such acquisition does not exceed $30,000,000 without the prior written consent of the Required Lenders,
(ii) the provisions of subsection 8.9 are satisfied, (iii) the U.S. Borrower is in compliance with subsections 9.9 and 9.10 as of the end of the immediately preceding Fiscal Quarter of the U.S. Borrower for which the appropriate financial information is available; provided that the last four fiscal quarters of Consolidated EBITDA (as may be adjusted for identified post acquisition cost savings reasonably agreed to by the U.S. Borrower and the Administrative Agent) of each acquired company, business or group of assets during the testing period shall be added for purposes of determining compliance with such subsections,
(iv) if such acquisition is made by Holdings, the Capital Stock or assets so acquired are transferred to the U.S. Borrower or a Subsidiary of the U.S. Borrower promptly following the consummation of such acquisition, and (v) no Default or Event of Default has occurred and is continuing or would result therefrom;

          (h) Holdings, the U.S. Borrower or any of its Subsidiaries may make investments in, and the U.S. Borrower or any of its Subsidiaries may make loans to or expenditures relating to, joint ventures or other Persons engaged primarily in one or more businesses in which the U.S. Borrower and its Subsidiaries are engaged or generally related thereto in an aggregate amount not to exceed the greater of (i) $20,000,000 in the aggregate after the Closing Date or (ii) $12,500,000 in the aggregate after the Closing Date in connection with loans to such joint ventures or other Persons or expenditures relating to such investments (plus the sum of (A) any amounts dividended or distributed to the U.S. Borrower or any Domestic Subsidiary of the U.S. Borrower (whichever party is making such loan or expenditure) by such joint venture or other Person, (B) the net cash proceeds of any issuance of Capital Stock by Holdings to, or any capital contribution to Holdings by the Investor Group or its Affiliates (so long as such amount (x) is contributed to the U.S. Borrower as common equity and
(y) has not been used to increase the Base Amount of Capital Expenditures permitted under subsection 9.7 for any period) and/or any incurrence of Indebtedness permitted under subsection 9.1(i) in respect of loans made by the Investor Group or its Affiliates and (C) any amounts from sales or distributions permitted by subsection 9.5(j)); provided that (I) if such investment is made by Holdings, the interest in the joint venture or other Person so acquired is transferred to the U.S. Borrower or a Subsidiary of the U.S. Borrower promptly following the making of such investment and (II) at the time of and after giving effect thereto no

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Default or Event of Default shall have occurred and be continuing or would result therefrom;

          (i) Contingent Obligations permitted by subsection 9.3;

          (j) the Transactions;

          (k) investments existing on the Closing Date and listed on Schedule 9.6(k), and extensions, renewals, modifications, restatements or replacements thereof; provided that no such extension, renewal, modification, restatement or replacement shall increase the amount of the original investment;

          (l) investments in Commodity Hedging Agreements and Interest Rate Agreements entered into by the U.S. Borrower or any Subsidiary in the ordinary course of business; and

          (m) investments permitted by subsection 9.4.

          For purposes of this subsection 9.6, the payment, or intercompany loans or advances for such purpose, by Holdings, the U.S. Borrower or any Subsidiary of expenses and operating costs of Holdings, the U.S. Borrower or any Subsidiary (x) incurred in the ordinary course of business (provided that, any such payment by Holdings, the U.S. Borrower or any Subsidiary of expenses and operating costs of Foreign Subsidiaries of the U.S. Borrower pursuant to this clause shall be promptly repaid by such Foreign Subsidiaries as soon as such Foreign Subsidiaries have funds available to make such repayment) or (y) incurred in association with the initial establishment, start up and capitalization of Holdings, the U.S. Borrower and its Subsidiaries shall not be considered to be a loan, advance, dividend or other investment, and shall be permitted under this Agreement and such payments shall not reduce any permitted amounts to be so made as specified herein.

          9.7 Capital Expenditures. Make or commit to make any Capital Expenditures, except that the U.S. Borrower and its Subsidiaries may make or commit to make Capital Expenditures not exceeding $40,000,000 for any Fiscal Year of the U.S. Borrower (the "Base Amount"), commencing with the 2003 Fiscal Year; provided that (i) for any Fiscal Year, the Base Amount may be increased by a maximum of 50% of the Base Amount for such Fiscal Year by carrying over to such Fiscal Year any portion of the Base Amount (as increased) not spent in the immediately preceding Fiscal Year, (ii) for each Fiscal Year of the U.S. Borrower, the Base Amount for such Fiscal Year shall be increased by the amount of any net cash proceeds from the issuance of Capital Stock of Holdings to, or any capital contribution to Holdings by, directly or indirectly, the Investor Group or its Affiliates (to the extent the amount thereof is contributed to the U.S. Borrower as common equity), (iii) for each Fiscal Year of the U.S. Borrower, the Base Amount for such Fiscal Year shall be increased in the event any Person or assets of such Person (an "Acquired Person") is acquired as permitted herein by an amount equal to 110% of the amount of capital expenditures (determined in accordance with GAAP) of such Acquired Person for the twelve months prior to the date it was acquired ("Acquired

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Capital Expenditures"); provided that, with respect to the Fiscal Year in which such Person becomes an Acquired Person, the Base Amount shall be increased by the product of (A) the Acquired Capital Expenditures of such Acquired Person times (B) a fraction, the numerator of which is the number of days remaining in the Fiscal Year of the U.S. Borrower in which such Acquired Person was acquired and the denominator of which is 365 and (iv) for any Fiscal Year of the U.S. Borrower, the U.S. Borrower and its Subsidiaries may make Capital Expenditures in the form of Financing Leases entered into in connection with the consummation of any Specified Sale-Leaseback Transaction; and provided, further, that, notwithstanding anything herein, additional Capital Expenditures may be made with the net cash proceeds from dispositions permitted under subsection 9.5(d),
(e), (h) or (i), in each case, in accordance with the parameters set forth therein.

          9.8 Interest Rate Agreements. Enter into, create, incur, assume or suffer to exist any Interest Rate Agreements or obligations in respect thereof except in the ordinary course of business for non-speculative purposes.

          9.9 Debt to EBITDA. (a) At the last day of any Fiscal Quarter of the U.S. Borrower set forth below, permit the ratio (the "Leverage Ratio") of Consolidated Indebtedness (excluding seasonal borrowings of the Borrowing Parties occurring in the third Fiscal Quarter of the U.S. Borrower which shall be calculated as the lesser of (i) $85,000,000 and (ii) the amount of Revolving Credit Loans and C$ Loans outstanding on the date of such calculation) as of such day to Consolidated EBITDA for the period of four consecutive Fiscal Quarters of the U.S. Borrower ending on such day to be greater than the ratio set forth below for such Fiscal Quarter; provided that, with respect to any acquisition permitted by subsection 9.6(g), the last four fiscal quarters of Consolidated EBITDA (as may be adjusted for post acquisition cost savings reasonably agreed to by the U.S. Borrower and the Administrative Agent) of the acquired company shall be added for the purposes of calculating this ratio:

Fiscal Year   Fiscal Quarter      Ratio
-----------   --------------   ------------
2003              Third        4.75 to 1.00
                  Fourth       4.75 to 1.00

2004              First        4.75 to 1.00
                  Second       4.75 to 1.00
                  Third        4.75 to 1.00
                  Fourth       4.65 to 1.00

2005              First        4.65 to 1.00
                  Second       4.65 to 1.00
                  Third        4.65 to 1.00
                  Fourth       4.25 to 1.00

2006              First        4.25 to 1.00
                  Second       4.25 to 1.00
                  Third        4.25 to 1.00

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Fiscal Year   Fiscal Quarter      Ratio
-----------   --------------   ------------
                  Fourth       4.00 to 1.00

2007              First        4.00 to 1.00
                  Second       4.00 to 1.00
                  Third        4.00 to 1.00
                  Fourth       3.50 to 1.00

2008              First        3.50 to 1.00
                  Second       3.50 to 1.00
                  Third        3.50 to 1.00
                  Fourth       3.00 to 1.00

2009              First        3.00 to 1.00
                  Second       3.00 to 1.00
                  Third        3.00 to 1.00

Thereafter                     2.75 to 1.00

          (b) At the last day of any Fiscal Quarter of the U.S. Borrower set forth below, permit the Senior Leverage Ratio to be greater than the ratio set forth below for such Fiscal Quarter; provided that with respect to any acquisition permitted by subsection 9.6(g), the last four fiscal quarters of Consolidated EBITDA (as may be adjusted for post-acquisition cost savings reasonably agreed to by the U.S. Borrower and the Administrative Agent) of the acquired company shall be added for the purposes of calculating this ratio:

Fiscal Year   Fiscal Quarter       Ratio
-----------   --------------   ------------
2003              Third        3.25 to 1.00
                  Fourth       3.25 to 1.00

2004              First        3.25 to 1.00
                  Second       3.25 to 1.00
                  Third        3.25 to 1.00
                  Fourth       3.00 to 1.00

2005              First        3.00 to 1.00
                  Second       3.00 to 1.00
                  Third        3.00 to 1.00
                  Fourth       2.50 to 1.00

2006              First        2.50 to 1.00
                  Second       2.50 to 1.00
                  Third        2.50 to 1.00

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Fiscal Year   Fiscal Quarter       Ratio
-----------   --------------   ------------
                  Fourth       2.00 to 1.00

2007              First        2.00 to 1.00
                  Second       2.00 to 1.00
                  Third        2.00 to 1.00

Thereafter                     1.75 to 1.00

          9.10 Interest Coverage. At the last day of any Fiscal Quarter of the U.S. Borrower set forth below, permit the Interest Coverage Ratio to be less than the ratio set forth below for such Fiscal Quarter:

Fiscal Year   Fiscal Quarter   Interest Coverage Ratio
-----------   --------------   -----------------------
2003              Third             2.50 to 1.00
                  Fourth            2.50 to 1.00

2004              First             2.50 to 1.00
                  Second            2.50 to 1.00
                  Third             2.50 to 1.00
                  Fourth            2.50 to 1.00

2005              First             2.50 to 1.00
                  Second            2.50 to 1.00
                  Third             2.50 to 1.00
                  Fourth            2.60 to 1.00

2006              First             2.60 to 1.00
                  Second            2.60 to 1.00
                  Third             2.60 to 1.00
                  Fourth            2.65 to 1.00

2007              First             2.65 to 1.00
                  Second            2.65 to 1.00
                  Third             2.65 to 1.00
                  Fourth            3.25 to 1.00

2008              First             3.25 to 1.00
                  Second            3.25 to 1.00
                  Third             3.25 to 1.00

Thereafter                          3.50 to 1.00

          9.11 Limitation on Restricted Payments. Declare any dividends on any shares of any class of Capital Stock, or make any payment on account of, or set apart

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assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any outstanding shares of any class of Capital Stock of Holdings, the U.S. Borrower or any Subsidiary, or any warrants or options to purchase such Capital Stock, whether now or hereafter outstanding, or optionally prepay, retire, redeem, purchase, defease or exchange, or make or arrange for any mandatory prepayment, retirement, redemption, purchase or defeasance of any Indebtedness outstanding pursuant to subsection 9.1(c), (d),
(e), (f) or (i) or, in each case, make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the U.S. Borrower or any of its Subsidiaries; except that:

          (a) Subsidiaries may pay dividends to the U.S. Borrower or any other Subsidiary, and any Foreign Subsidiary of the U.S. Borrower organized under the laws of Ireland may pay dividends to its employee shareholders as part of such employee shareholders' compensation package;

          (b) Holdings, the U.S. Borrower and its Subsidiaries may pay or make dividends or distributions to any holder of its Capital Stock in the form of additional shares of Capital Stock of the same class and type;

          (c) the U.S. Borrower may make the Existing Notes Payment and the Preferred Stock Payment pursuant to the Change of Control Offers;

          (d) the U.S. Borrower may redeem Preferred Stock or Existing Notes with the proceeds of (i) the issuance of Capital Stock of Holdings ("Holdings Capital Stock"), to the extent that such proceeds are not required to be used to prepay Term Loans pursuant to subsection 5.4(b)(i) and (ii) any Indebtedness permitted pursuant to subsection 9.1(f); provided that no Default or Event of Default exists at the time of, or would result from, such redemptions;

          (e) Holdings may repurchase Holdings Capital Stock with the proceeds of the issuance of Holdings Capital Stock, to the extent that such proceeds are not required to be used to prepay Term Loans pursuant to subsection 5.4(b)(i); provided that no Default or Event of Default exists at the time of, or would result from, such repurchases;

          (f) Holdings may repurchase Holdings Capital Stock and the U.S. Borrower may repurchase Existing Notes or Preferred Stock; provided that (i) the aggregate amount expended pursuant to this clause (f), together with all amounts dividended or distributed by Holdings to the Parent pursuant to subsection 9.11(k)(vi), shall not exceed $25,000,000 during the term of this Agreement after the Closing Date, (ii) the U.S. Borrower is in pro forma compliance with the financial covenants as set forth in Section 9.9 and Section 9.10 (for purposes of this subsection 9.11(f) only, such pro forma compliance shall be determined after giving effect to such redemptions and repurchases, and any occurrence of Indebtedness in connection therewith, on a pro forma basis as of the last day of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1) and (iii) no Default or Event of Default exists at the time of, or would result from, such repurchases;

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

          (g) Holdings may repurchase Holdings Capital Stock and the U.S. Borrower may repurchase Existing Notes or Preferred Stock; provided that (i) the aggregate amount expended pursuant to this clause (g), together with all amounts dividended or distributed by Holdings to the Parent pursuant to subsection 9.11(k)(vi), shall not exceed $25,000,000 during the term of this Agreement after the Closing Date, (ii) the Senior Leverage Ratio is less than 3.00:1.00, determined after giving effect to such repurchases on a pro forma basis as of the last day of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1, and (iii) no Default or Event of Default exists at the time of, or would result from, such repurchases; and provided further that neither Holdings nor the U.S. Borrower shall make such repurchases as set forth in this clause (g) until they have expended the total aggregate amount in respect of repurchases permitted pursuant to paragraph (f) of subsection 9.11;

          (h) the U.S. Borrower may repurchase Existing Notes; provided that (i) the aggregate amount expended by the U.S. Borrower pursuant to this clause (h) shall not exceed $25,000,000 during the term of this Agreement after the Closing Date, (ii) the Senior Leverage Ratio is less than 2.75:1.00, determined after giving effect to such repurchases on a pro forma basis as of the last day of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1, and (iii) no Default or Event of Default exists at the time of, or would result from, such repurchases; and provided further that the U.S. Borrower shall not make such repurchases as set forth in this clause (h) until Holdings and the U.S. Borrower have expended the total aggregate amount in respect of repurchases permitted pursuant to paragraphs (f) and (g) of subsection 9.11;

          (i) the U.S. Borrower may (x) redeem the Borrower Bridge Subordinated Debt with the proceeds of Permitted Subordinated Notes as permitted by subsection 9.1(f), and (y) refinance the Permitted Subordinated Notes as contemplated by subsection 9.1(f);

          (j) Holdings may (x) redeem the Holdings Bridge Debt with the proceeds of Permitted Senior Notes and (y) refinance the Permitted Senior Notes as contemplated by subsection 9.1(f); and

          (k) the U.S. Borrower may make dividends or distributions to Holdings (and Holdings may make dividends or distributions to the Parent; provided that, in the case of any direct or indirect distribution to the Parent, the Parent owns, beneficially and of record, 100% of the issued and outstanding common stock of Holdings at the time of such distribution):

               (i) the proceeds of which shall be applied by Holdings or the Parent, as applicable, directly to pay out of pocket expenses for administrative, legal and accounting services provided by third parties that are reasonable and customary and incurred in the ordinary course of business for such professional services, or to pay franchise fees and similar costs;

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

               (ii) the proceeds of which will be used to pay taxes of the Parent, Holdings, the U.S. Borrower and its Subsidiaries as part of a consolidated, combined or unitary tax filing group or taxes resulting from the separate existence of the Parent or Holdings;

               (iii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the proceeds of which will be used by the Parent or Holdings to repurchase shares of Holdings Capital Stock or Parent Capital Stock, as the case may be, owned by former, present or future employees of the Parent, Holdings, the U.S. Borrower or its Subsidiaries or their assigns, estates and heirs; provided that the aggregate amount expended by Holdings (or dividended or distributed by Holdings or the Parent) pursuant to this clause (k)(iii) shall not in the aggregate exceed $25,000,000 during the term of this Agreement after the Closing Date, plus any amounts contributed to the Parent or Holdings as a result of resales of such repurchased shares of Parent Capital Stock or Holdings Capital Stock, respectively (in the case of Parent Common Stock, to the extent the proceeds of such resales are contributed to Holdings as common equity);

               (iv) of the proceeds of Permitted Subordinated Notes, the proceeds of which will be used by Holdings to redeem the Holdings Bridge Debt or Permitted Senior Notes; and

               (v) the proceeds of which will be used by Holdings to repurchase Holdings Capital Stock pursuant to paragraph (f) or (g) of this subsection 9.11; provided that all of the terms and conditions applicable to such repurchase set forth in such paragraph (f) or (g), as applicable, are satisfied;

               (vi) the proceeds of which will be used by the Parent to repurchase Parent Capital Stock pursuant to paragraph (f) or (g) of this subsection 9.11 (as though references therein to Holdings were instead references to the Parent); provided that all of the terms and conditions applicable to such repurchase set forth in such paragraph (f) or (g), as applicable, are satisfied; and

               (vii) the proceeds of which will be used to pay management fees to DLJMB and its Affiliates in accordance with the terms of this Agreement and the Management Agreement

; provided, however, that all amounts dividended or distributed to the Parent or Holdings pursuant to this paragraph (k) shall be returned promptly to the U.S. Borrower if they are not used by the Parent or Holdings for the purposes specified therein within 10 days of the Parent's or Holdings' receipt thereof.

          9.12 Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of

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

any service, with any Affiliate except for transactions which are otherwise (a) permitted under this Agreement or (b) which are upon fair and reasonable terms no less favorable to Holdings, the U.S. Borrower or such Subsidiary than it would obtain in a hypothetical comparable arm's length transaction with a Person not an Affiliate; provided that nothing in this subsection 9.12 shall prohibit Holdings, the U.S. Borrower or its Subsidiaries from engaging in the following transactions: (w) the performance of Holdings, the U.S. Borrower's or any Subsidiary's obligations under any employment contract, collective bargaining agreement, employee benefit plan, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business, (x) the payment of compensation to employees, officers, directors or consultants in the ordinary course of business (and the payment of reasonable and customary fees and reimbursement of expenses payable to directors of the Parent or Holdings; provided that, with respect to any such payment to directors of the Parent, the Parent owns, beneficially and of record, 100% of the issued and outstanding common stock of Holdings at the time of such payment), (y) the maintenance of benefit programs or arrangements for employees, officers or directors, including, without limitation, vacation plans, health and life insurance plans, deferred compensation plans, and retirement or savings plans and similar plans, in each case, in the ordinary course of business or (z) the payment to DLJMB or its Affiliates of (i) fees with respect to the Transactions, to be paid on the Closing Date, in an amount not to exceed $10,000,000, (ii) fees and expenses pursuant to the Management Agreement in an aggregate amount not to exceed $2,500,000 in any Fiscal Year and (iii) fees in respect of any acquisitions or dispositions in which DLJMB or its Affiliates acted as an adviser to Parent, Holdings, the U.S. Borrower or any Subsidiary in an amount not to exceed 1% of the value of such transaction.

          9.13 Limitation on Changes in Fiscal Year. Permit the Fiscal Year of Holdings or the U.S. Borrower to end on a day other than on the Saturday closest to December 31 in any calendar year.

          9.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the U.S. Borrower or any Subsidiary is engaged on the date of this Agreement (or which are directly related thereto or generally related thereto, including, without limitation, the provision of goods or services related to educational institutions, parents and students and the recognition businesses).

          9.15 Amendments to Certain Documents. Amend, modify, waive or terminate any provisions of the Merger Agreement in a manner which is materially adverse to the U.S. Borrower or the Lenders, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed.

          9.16 Limitation on Amendments of Certain Debt. Waive, amend, supplement, modify, terminate or release any of the provisions with respect to the Bridge Debt or any Indebtedness incurred pursuant to subsection 9.1(f) without the prior consent of the Administrative Agent, to the extent that any such waiver, amendment, supplement, modification, termination or release would be materially adverse to the Lenders.

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

          9.17 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by Holdings, the U.S. Borrower or any Subsidiary of real or personal, immovable or movable, property which has been or is to be sold or transferred by Holdings, the U.S. Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the U.S. Borrower or such Subsidiary (a "Sale-Leaseback Transaction"), provided that this subsection 9.17 shall not prohibit any Sale-Leaseback Transaction resulting from the incurrence of any lease in respect of (a) any capital asset entered into within 180 days of the acquisition of such capital asset for the purpose of providing permanent financing of such capital asset and
(b) Specified Sale-Leaseback Transactions.

          9.18 Limitations on Changes in Holding Company Status. Permit Holdings to engage in any activities or incur any Indebtedness or Contingent Obligations other than (a) owning the stock of the U.S. Borrower, (b) its activities incident to the performance of the Credit Documents, including its guarantee thereunder, (c) the consummation of the Transactions or (d) other transactions as expressly permitted by this Agreement.

          SECTION 10. EVENTS OF DEFAULT

          Upon the occurrence and during the continuance of any of the following events:

          (a) The U.S. Borrower or the Canadian Borrower shall fail to (i) pay any principal of any Loan, Bankers' Acceptance or Note when due in accordance with the terms hereof or thereof or to reimburse the Issuing Lender in accordance with subsection 3.8 or (ii) pay any interest on any Loan or Note or any fee or other amount payable hereunder within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by any Credit Party in any Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; provided that no Event of Default shall occur (or be deemed to occur) as a result of the representations and warranties made on the Closing Date unless any and all inaccuracies in such representations and warranties, in the aggregate, would result in a "Material Adverse Effect" (as defined in the Merger Agreement); or

          (c) The U.S. Borrower shall default in the observance or performance of any agreement contained in subsection 8.7(a) or 8.9 or Section 9 of this Agreement; or

          (d) Any Credit Party shall default in the observance or performance of any other covenant or agreement contained in any Credit Document and such default shall continue unremedied for a period of 30 days following written notice of such default to the U.S. Borrower from the Administrative Agent; or

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

          (e) Holdings, the U.S. Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on or other amounts in respect of any Indebtedness (other than the Loans, the Bankers' Acceptances, the L/C Obligations and any intercompany debt) or Interest Rate Agreement or in the payment of any Contingent Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness, Interest Rate Agreement or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness, Interest Rate Agreement or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness, the party or parties to such Interest Rate Agreements or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, any applicable grace period having expired, such Interest Rate Agreement to be terminated, any applicable grace period having expired or such Contingent Obligation to become payable, any applicable grace period having expired; in each case; provided that the aggregate principal amount (or net obligation) of all such Indebtedness, Interest Rate Agreements and Contingent Obligations under which a default exists or which would then become due or payable equals or exceeds $15,000,000; or

          (f) (i) Holdings, the U.S. Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Holdings, the U.S. Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the U.S. Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the U.S. Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the U.S. Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings, the U.S. Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts (other than intercompany debts) as they become due; or

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

          (g) (i) Any Person shall engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the U.S. Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (v) the U.S. Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan that, individually in the case of any event described in this paragraph (g) or when taken together with all other events described in this paragraph (g), would reasonably be expected to result in liability of the U.S. Borrower in an aggregate amount exceeding $15,000,000; or

          (h) One or more judgments or decrees shall be entered against Holdings, the U.S. Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid or reserved for or to the extent not covered by insurance or indemnities to the extent the U.S. Borrower, in its reasonable good faith judgment, believes that such judgment or decree will be paid when due by the parties providing such indemnities) of $15,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, paid, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i) Any Credit Document shall cease, for any reason, to be in full force and effect (unless released by the Administrative Agent at the direction of the Required Lenders or all Lenders (to the extent required by subsection 12.1) or as otherwise permitted under this Agreement or the other Credit Documents) or any Credit Party or any of its Subsidiaries shall so assert in writing, or any Security Document shall cease to be effective to grant a perfected Lien on the collateral described therein with the priority purported to be created thereby (other than as a result of any action or inaction on the part of the Administrative Agent or the Lenders), subject to such exceptions as may be permitted therein or herein, and in the case of any Security Agreement, such condition shall continue unremedied for 30 days after notice thereof to the U.S. Borrower by the Administrative Agent or any Lender; or

          (j) There shall have occurred a Change of Control; or

          (k) The subordination provisions of any document governing any of the Existing Notes, the Borrower Bridge Subordinated Debt, the Permitted Subordinated Debt, subordinated Indebtedness refinancing any of the foregoing under subsection 9.1(f) or any Indebtedness permitted under subsection 9.1(i) shall cease, for any reason, to be valid or any Credit Party or any of its Subsidiaries shall so assert in writing;

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

then, and in any such event, (a) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to Holdings or the U.S. Borrower, automatically (i) the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and
(ii) all obligations of the U.S. Borrower in respect of the Letters of Credit, although contingent and unmatured, shall become immediately due and payable and the Issuing Lender's obligations to issue the Letters of Credit shall immediately terminate and (b) if such event is any other Event of Default, so long as any such Event of Default shall be continuing, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the U.S. Borrower, declare the Commitments and the Issuing Lender's obligations to issue the Letters of Credit to be terminated forthwith, whereupon the Commitments and such obligations shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice of default to the U.S. Borrower, (A) declare all or a portion of the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable, and (B) declare all or a portion of the obligations of the U.S. Borrower in respect of the Letters of Credit, although contingent and unmatured, to be due and payable forthwith, whereupon the same shall immediately become due and payable and/or demand that the U.S. Borrower discharge any or all of the obligations supported by the Letters of Credit by paying or prepaying any amount due or to become due in respect of such obligations. All payments under this
Section 10 on account of undrawn Letters of Credit shall be made by the U.S. Borrower directly to a cash collateral account established by the Administrative Agent for such purpose for application to the U.S. Borrower's reimbursement obligations under subsection 3.8 as drafts are presented under the Letters of Credit, with the balance, if any, to be applied to the U.S. Borrower's obligations under this Agreement and the Notes as the Administrative Agent shall determine with the approval of the Required Lenders. Except as expressly provided above in this Section 10, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          SECTION 11. THE ADMINISTRATIVE AGENTS; THE ISSUING LENDER

          11.1 Appointment. Each Lender hereby irrevocably designates and appoints CSFB as the Administrative Agent and Credit Suisse First Boston Toronto Branch as the Canadian Administrative Agent under this Agreement and irrevocably authorizes CSFB as Administrative Agent or Credit Suisse First Boston Toronto Branch as Canadian Administrative Agent, as applicable, for such Lender to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Applicable Administrative Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto, including, without limitation, in the case of the Administrative Agent, entering into the Intercreditor Agreement with The Bank of Nova Scotia in substantially

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the form of Exhibit R. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against either of the Administrative Agents.

          11.2 Delegation of Duties. The Administrative Agents may execute any of their respective duties under this Agreement and each of the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Administrative Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3.

          11.3 Exculpatory Provisions. Neither of the Administrative Agents, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct, as determined in the final judgment of a court of competent jurisdiction), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Applicable Administrative Agent under or in connection with, the Credit Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents or for any failure of any Credit Party to perform its obligations thereunder. Neither of the Administrative Agents shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Credit Document, or to inspect the properties, books or records of any Credit Party.

          11.4 Reliance by Administrative Agents. Each Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, entries maintained in the Registers, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Borrowing Party), independent accountants and other experts selected by either of the Administrative Agents. Each Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Applicable Administrative Agent. Each Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be

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incurred by it by reason of taking or continuing to take any such action. The
Administrative Agents shall in all cases be fully protected in acting, or in refraining from acting, under any Credit Document in accordance with a request of the Required Lenders (unless a higher percentage of Lenders is expressly required), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

          11.5 Notice of Default. Neither of the Administrative Agents shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Administrative Agent has received written notice from a Lender or the U.S. Borrower or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that either of the Administrative Agents receives such a notice, such Administrative Agent shall promptly give notice thereof to the other Administrative Agent and to the Lenders. The Administrative Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agents shall have received such directions, the Administrative Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          11.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither of the Administrative Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by either of the Administrative Agents hereafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by such Administrative Agent to any Lender. Each Lender represents to the Administrative Agents that it has, independently and without reliance upon the Administrative Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings, the U.S. Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Holdings, the U.S. Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Applicable Administrative Agent hereunder, the Administrative Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

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          11.7 Indemnification. The Lenders agree to indemnify each of the
Administrative Agents in its capacity as such (in each case to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to the respective amounts of their respective Commitments (or, to the extent such Commitments have been terminated, according to the respective outstanding principal amounts of the Loans, Bankers' Acceptances and the L/C Obligations and the respective obligations, whether as Issuing Lender or a Participating Lender, under the Letters of Credit), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Loans) be imposed on, incurred by or asserted against either of the Administrative Agents, as applicable, in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by either of the Administrative Agents, as applicable, under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Applicable Administrative Agent's gross negligence or willful misconduct, as determined in the final judgment of a court of competent jurisdiction. The agreements in this subsection 11.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

          11.8 The Administrative Agents in their Individual Capacities. Each of the Administrative Agents and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings, the U.S. Borrower and its Subsidiaries as though such Administrative Agent were not an Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, each Administrative Agent shall have the same rights and powers, duties and liabilities under the Credit Documents as any Lender and may exercise the same as though it were not an Administrative Agent and the terms "Lender" and "Lenders" shall include the Administrative Agents in their respective individual capacities.

          11.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders, and the Administrative Agent may be removed as Administrative Agent by the U.S. Borrower upon 30 days' notice to the Administrative Agent. If the Administrative Agent shall so resign or be so removed as Administrative Agent under the Credit Documents, then, (i) if Deutsche Bank AG or one of its Affiliates is a Lender hereunder at such time and it accepts such appointment in its sole discretion, Deutsche Bank AG (acting through a branch to be determined by it) shall become the successor Administrative Agent for the Lenders or (ii) if neither Deutsche Bank AG nor any of its Affiliates is a Lender hereunder at such time or Deutsche Bank AG is unwilling to accept such appointment as successor Administrative Agent, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall, so long as no Event of Default has occurred and is continuing, be approved by the U.S. Borrower, which shall not unreasonably withhold its approval, whereupon, in either such case, such

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successor agent shall succeed to the rights, powers and duties of the
Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Credit Documents. The provisions of this subsection 11.9 shall apply mutatis mutandis to the resignation and removal of the Canadian Administrative Agent.

          11.10 Issuing Lender as Issuer of Letters of Credit. Each U.S. Revolving Credit Lender hereby acknowledges that the provisions of this Section 11 shall apply to the Issuing Lender, in its capacity as issuer of the Letters of Credit, in the same manner as such provisions are expressly stated to apply to the Administrative Agent, except that obligations to indemnify the Issuing Lender shall be ratable among the U.S. Revolving Credit Lenders in accordance with their respective U.S. Revolving Credit Commitments (or, if the U.S. Revolving Credit Commitments have been terminated, the outstanding principal amount of their respective U.S. Revolving Credit Loans and L/C Obligations and their respective participating interests in the outstanding Letters of Credit).

          11.11 Administrative Agent as Joint and Several Creditor. Solely for purposes of the pledge of shares of Jostens Can Investments B.V., a Netherlands corporation and Jostens International Holdings B.V., a Netherlands corporation, the U.S. Borrower and each Lender agree that the Administrative Agent shall be the joint and several creditor (together with the relevant Lenders) of each obligation of the U.S. Borrower towards each Lender under the Credit Documents, and that accordingly, the Administrative Agent will have its own independent right to demand performance by the U.S. Borrower of those obligations. However,
(i) any discharge of any such obligation to one of the Administrative Agent or a Lender shall, to the same extent, discharge the corresponding obligation owing to the other, and (ii) a Lender and the Administrative Agent shall not, by virtue of this subsection 11.11, be entitled to pursue the U.S. Borrower concurrently for the same obligation.

          SECTION 12. MISCELLANEOUS

          12.1 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, no Credit Document nor any terms thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection 12.1. With the written consent of the Required Lenders, the Administrative Agent and the respective Credit Parties may, from time to time, enter into written amendments, supplements or modifications hereto or to any other Credit Document for the purpose of adding any provisions to any Credit Document to which they are parties or changing in any manner the rights of the Lenders or of any such Credit Party thereunder or waiving, on such terms and conditions as the Administrative Agent may specify in

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such instrument, any of the requirements of any such Credit Document or any
Default or Event of Default and its consequences; provided that:

          (a) no such waiver and no such amendment, supplement or modification shall (i) release all or substantially all of the Collateral without the written consent of all Lenders or (ii) release Collateral not required or permitted by any Credit Document to be released and which, in the aggregate with all other Collateral released pursuant to this clause (a) (ii) (other than Collateral released pursuant to the proviso to this clause (a)) during the calendar year in which such proposed release would be effected and the immediately preceding calendar year, has fair market value on the proposed date of release in excess of 20% of the fair market value of all Collateral (including any Guarantee) on such date without the written consent of the Supermajority Lenders; provided that, notwithstanding the foregoing, this clause (a) shall not be applicable to and no consent shall be required for (i) releases of Collateral in connection with any dispositions permitted by subsection 9.5, (ii) releases of Collateral in accordance with subsection 12.11 or (iii) upon the reincorporation of Holdings, the U.S. Borrower or any Subsidiary in a new jurisdiction or the creation of a new Subsidiary of the U.S. Borrower, any release of Collateral in connection with the transfer of such released Collateral to such reincorporated entity or new Subsidiary in compliance with subsection 9.4; provided that the Administrative Agent, in its sole discretion, determines that such release and transfer, together with any grant and perfection of a new Lien therein in favor of the Administrative Agent, will cause no material impairment of the value of the Collateral taken as a whole, after giving effect to such release and transfer;

          (b) except as provided in subsection 12.1(d), no such waiver and no such amendment, supplement or modification shall extend the final maturity date or termination date of any Loan or Commitment or the scheduled payment date of any installment of any Loan, or reduce the rate or extend the time of payment of interest thereon (it being understood and agreed that neither changes to the definitions of Consolidated EBITDA, Consolidated Indebtedness or Leverage Ratio (or any other component definition of any of the foregoing) nor the election not to impose (or once imposed, an election to rescind) the default rate of interest provided for in the Credit Documents shall be (or be deemed to be) a reduction in the rate of interest payable hereunder for the purposes of this subsection 12.1(b)), or reduce or extend the time of payment of any fee payable to the Lenders hereunder, or reduce the principal amount of any Loan, or change the amount of any Lender's Commitment or Commitment Percentage, or require any Lender to offer Interest Periods of greater than six months, in each case, without the prior written consent of each Lender directly affected thereby;

          (c) no such waiver and no such amendment, supplement or modification affecting the then Administrative Agent, the Canadian Administrative Agent or Issuing Lender shall amend, modify or waive any provision of Section 11 without the written consent of such Administrative Agent, the Canadian Administrative Agent or Issuing Lender, as the case may be;

          (d) without the consent of each of the Revolving Credit Lenders, each of the Term Loan Lenders may amend this Agreement and the Term Notes to extend the

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maturities of the installments of the Term Loans; and without the consent of each of the Lenders which are holders of the Term Loans only, each of the Revolving Credit Lenders may amend this Agreement and the Revolving Credit Notes to extend the Revolving Credit Termination Date;

          (e) no such waiver, and no such amendment, supplement or modification shall amend, modify or waive the order of application of prepayments specified in subsection 5.4(a) or subsections 5.4(b)(i) through 5.4(b)(iv) without the written consent of the holders of more than 50% of each of (i) the aggregate unpaid principal amount of the Term Loans, if any, and (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving Credit Loans (the Term Loans and the Revolving Credit Commitments of any Non-Funding Lender to be disregarded in determining such percentage at any time);

          (f) no such waiver and no such amendment, supplement or modification shall amend, modify or waive any provision of subsection 5.9(a) or (b) or this subsection 12.1 or reduce the percentage specified in (or otherwise modify) the definition of Required Lenders or Supermajority Lenders or consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Agreement, in each case without the prior written consent of each Lender;

any such waiver and any such amendment, supplement or modification described in this subsection 12.1 shall apply equally to each of the Lenders and shall be binding upon each Credit Party and its Subsidiaries, the Lenders, the Administrative Agents and the Issuing Lender and all future holders of the Notes and the Loans. Any extension of a Letter of Credit by the Issuing Lender shall be treated hereunder as a new Letter of Credit. In the case of any waiver, the Credit Parties, the Lenders, the Administrative Agents and Issuing Lender shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          12.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or telex, if one is listed), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when sent, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed as follows in the case of the U.S. Borrower, the Canadian Borrower, the Administrative Agent, or the Canadian Administrative Agent and as set forth in
Schedule I in the case of any Lender, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

               The U.S. Borrower:          Jostens, Inc.
                                           5501 Norman Center Drive
                                           Minneapolis, Minnesota 55437

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                                           Attention: John Feenan
                                           Telecopy: (612) 830-3293

               With a copy to:             DLJ Merchant Banking III, Inc.
                                           Eleven Madison Avenue
                                           New York, New York 10010
                                           Attention: David Wittels
                                           Telecopy: (212) 538-0415

               With a copy to:             Weil, Gotshal & Manges LLP
                                           200 Crescent Court, Suite 300
                                           Dallas, Texas 75201
                                           Attention: Angela L. Fontana, Esq.
                                           Telecopy: (214) 746-7777

               The Canadian Borrower:      Jostens Canada Ltd.
                                           180-117 King Edward Street
                                           Winnipeg, Manitoba R3H0Y3
                                           Attention: Robert Sigurdson
                                           Telecopy: (204) 774-8619

               With a copy to:             DLJ Merchant Banking III, Inc.
                                           Eleven Madison Avenue
                                           New York, New York 10010
                                           Attention: David Wittels
                                           Telecopy: (212) 538-0415

               The Administrative Agent,   Credit Suisse First Boston
               Swing Line Lender and       Eleven Madison Avenue
               Issuing Lender:             OMA-2
                                           New York, New York 10010
                                           Attention: Agency Group Manager
                                           Telecopy: (212) 325-8304

               With a copy to:             Credit Suisse First Boson
                                           Eleven Madison Avenue
                                           New York, NY 10010
                                           Attention: Robert Hetu
                                           Telecopy: (212) 743-1857

               The Canadian                Credit Suisse First Boston Toronto
               Administrative Agent:       Branch
                                           One First Canadian Place,
                                           Suite 3000, P.O. Box 301,
                                           Toronto, Ontario
                                           Canada M5X 1C9

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                                           Attention: Edith Chan
                                           Telecopy: (416) 352-4574

provided that any notice, request or demand to or upon the Administrative Agent, the Canadian Administrative Agent or the Lenders pursuant to subsections 3.4, 3.5, 5.1, 5.2, 5.3 and 5.4 shall not be effective until received and; provided, further, that the failure to provide the copies of notices to the U.S. Borrower or the Canadian Borrower provided for in this subsection 12.2 shall not result in any liability to either of the Administrative Agents.

          12.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either of the Administrative Agents or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          12.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Letters of Credit and the Notes.

          12.5 Payment of Expenses and Taxes. The U.S. Borrower agrees (a) to pay or reimburse the Administrative Agent, the Arrangers and the Canadian Administrative Agent for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, negotiation, preparation and execution of the Credit Documents and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent, the Arrangers and the Canadian Administrative Agent in each relevant jurisdiction (all of the foregoing being subject in the case of the Arrangers to the terms of the Assignment Letter Agreement dated as of July 3, 2003, among CSFB, Credit Suisse First Boston LLC, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc. and the U.S. Borrower), (b) to pay or reimburse all of the reasonable expenses, including without limitation, reasonable fees and expenses of counsel, incurred by the Administrative Agent and the Canadian Administrative Agent in connection with the administration of the facilities provided for herein or in connection with any amendments, waivers, work-outs or restructurings in respect thereof,
(c) to pay or reimburse the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender and each Lender for all their costs and expenses incurred in connection with, and to pay, indemnify, and hold the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender and each Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of or in connection with, the enforcement or preservation of any rights under any Credit Document and any such other documents, including, without

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limitation, reasonable fees and disbursements of one counsel in each relevant jurisdiction to the Administrative Agent incurred in connection with the foregoing and in connection with advising the Administrative Agent with respect to its rights and responsibilities under this Agreement and the documentation relating thereto, and, at any time after and during the continuance of an Event of Default, one counsel in each relevant jurisdiction to the Lenders, (d) to pay, indemnify, and to hold each Administrative Agent, the Arrangers and each Lender harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay (other than to the extent attributable to such Administrative Agent, Arranger or Lender) in paying, stamp, excise and other similar taxes (other than withholding taxes), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Credit Document and any such other documents, and (e) to pay, indemnify, and hold the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender and each Lender and their respective Affiliates, officers, directors and trustees harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender or the Lenders or such Affiliates, officers, directors or trustees (x) arising out of or in connection with any investigation, litigation or proceeding related to this Agreement, the other Credit Documents, the proceeds of the Loans and the transactions contemplated by or in respect of such use of proceeds, or any of the other transactions contemplated hereby, whether or not the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender or any of the Lenders or such Affiliates, officers, directors or trustees is a party thereto, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to Holdings, the U.S. Borrower, any of its Subsidiaries or any of the facilities and properties owned, leased or operated by Holdings, the U.S. Borrower or any of its Subsidiaries, or (y) without limiting the generality of the foregoing, by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make payments under, Letters of Credit (it being agreed that nothing in this subsection 12.5(d)(y) is intended to limit the U.S. Borrower's obligations pursuant to subsection 3.8) (all the foregoing, collectively, the "indemnified liabilities"); provided that the U.S. Borrower shall have no obligation hereunder with respect to indemnified liabilities of the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender or any Lender or any of their respective Affiliates, officers, directors and trustees arising from (i) the gross negligence or willful misconduct of, or material breach of its obligations under this Agreement and the other Credit Documents by, the person seeking indemnification (to the extent so determined in the final judgment of a court of competent jurisdiction) or (ii) legal proceedings commenced against the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender or Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such or (iii) legal proceedings commenced against the

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Administrative Agent, the Arrangers, the Canadian Administrative Agent, the
Issuing Lender or any such Lender by any Transferee (as defined in subsection 12.6). Without limiting the foregoing, and to the extent permitted by applicable law, each of Holdings and the U.S. Borrower agrees not to assert, and hereby waives (and shall cause their respective Subsidiaries not to assert and to waive) all rights for contribution or any other rights of recovery with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, under or related to Environmental Laws, that any of them might have by statute or otherwise against the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender or any Lender, except to the extent any of the foregoing (i) arise as a result of the gross negligence of wilful misconduct of the Administrative Agent, the Arrangers, the Canadian Administrative Agent, the Issuing Lender or any Lender (to the extent so determined in the final judgment of a court of competent jurisdiction) or (ii) relate to any violation of Environmental Laws that first occurred on or with respect to any real property after such real property has been transferred to the Applicable Administrative Agent by foreclosure, sale, deed in lieu of foreclosure or other similar transfer. The agreements in this subsection 12.5 shall survive repayment of the Loans and all other amounts payable hereunder.

          12.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the U.S. Borrower, the Canadian Borrower, the Lenders, the Administrative Agent, the Arrangers, the Canadian Administrative Agent, all future holders of the Notes and the Loans, and their respective successors and assigns, except that none of Holdings, the U.S. Borrower or the Canadian Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, the Canadian Administrative Agent, the Issuing Lender and each Lender, and any attempted assignment without such consent shall be null and void.

          (b) Any Lender may, in the ordinary course of its commercial banking, lending or investment business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any participating interest in the Letters of Credit of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the relevant Borrowing Party and the Applicable Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. The Borrowing Parties agree that if amounts outstanding under this Agreement and the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this

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Agreement or any Note; provided that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in subsection 12.7. The Borrowing Parties also agree that each Participant shall be entitled to the benefits of subsections 3.10, 5.11 and 5.12 with respect to its participation in the Letters of Credit, if applicable, and in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided that in the case of subsection 5.11(e), such Participant shall have complied with the requirements of such subsection; provided further that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Each Lender agrees that the participation agreement pursuant to which any Participant acquires its participating interest (or any other document) may afford voting rights to such Participant, or any right to instruct such Lender with respect to voting hereunder, only with respect to matters requiring the consent of either all of the Lenders hereunder or all of the Lenders holding the relevant Term Loans or Revolving Credit Commitments subject to such participation. In each case in which a Lender has sold a participating interest to a Participant pursuant to this Section 12.6, such Lender shall maintain a register and record therein the amounts of such Participant's entitlement to payments of principal and interest with respect to such participating interest.

          (c) Subject to paragraph (h) of this subsection 12.6, any Lender may, in the ordinary course of its commercial banking, lending or investment business and in accordance with applicable law, (i) at any time and from time to time assign all or any part of its rights and obligations under this Agreement and the Notes to any Lender or any Affiliate thereof or any Related Fund; provided that, in the event of a sale of less than all of such rights and obligations, such assigning Lender after any such sale to any other Lender or any Affiliate or Related Fund of such Lender shall retain Commitments and/or Loans and/or L/C Participating Interests aggregating at least $1,000,000 (or such lesser amount as the Applicable Administrative Agent may determine) and (ii) with the consent of the U.S. Borrower (on its own behalf and, if applicable, on behalf of the Canadian Borrower; provided that such consent shall not be required after the occurrence and during the continuance of an Event of Default, or if such assignment is made in connection with the primary syndication of the Revolving Credit Commitments or the Term Loans to Persons previously identified to the U.S. Borrower in writing and agreed to by the U.S. Borrower), and the Applicable Administrative Agent (which in each case shall not be unreasonably withheld or delayed) at any time and from time to time assign to one or more additional banks, mutual funds or financial institutions or other entities who invest in commercial loans (each, an "Assignee"), all or any part of its rights and obligations under this Agreement and the Notes, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Lender (and, except as provided in clause (i) above, in the case of an Assignee that is not then a Lender or an Affiliate or Related Fund thereof, by the U.S. Borrower (on its own behalf and, if applicable, on behalf of the Canadian Borrower) and the Applicable Administrative Agent), and delivered to the Applicable Administrative Agent for its acceptance and recording in the applicable Register; provided that
(A) each such sale pursuant to clause (ii) of this subsection 12.6(c) shall be in a principal amount of at least $1,000,000 (or such lesser

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amount as the Applicable Administrative Agent and the U.S. Borrower may
determine) unless the assigning Lender is transferring all of its rights and obligations and (B) in the event of a sale of less than all of such rights and obligations, such Lender after any such sale shall retain Commitments and/or Loans and/or L/C Participating Interests aggregating at least $1,000,000 (or such lesser amount as the Applicable Administrative Agent and the U.S. Borrower may determine). In lieu of manually executing and delivering to the Applicable Administrative Agent any such Assignment and Acceptance, the parties to such assignment may electronically execute and deliver to the Applicable Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Applicable Administrative Agent (which initially shall be ClearPar, LLC). Upon such execution, delivery, acceptance and recording in the applicable Register, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent of the interest transferred, as reflected in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of the indemnification provisions set forth in subsection 12.5).

          (d) Each Applicable Administrative Agent, on behalf of the Lenders for the benefit of the Borrowing Parties, shall maintain at the address of such Administrative Agent referred to in subsection 12.2 a copy of each Assignment and Acceptance delivered to it and a register (each, a "Register" and collectively, the "Registers") for the recordation of the names and addresses of the U.S. Lenders or Canadian Lenders, as applicable, and (i) the Commitment of each such Lender and the amount of each U.S. Loan or Canadian Loan, as applicable, made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) any Note evidencing such Loan, (iii) the amounts of any principal or interest due and payable, or to become due and payable, from the U.S. Borrower or the Canadian Borrower, as applicable, to each such Lender hereunder,
(iv) the amounts of any principal or interest paid to, or for the account of, each such Lender hereunder, and (v) the amounts of any sums received by such Administrative Agent hereunder from the U.S. Borrower or the Canadian Borrower, as applicable, as well as each such Lender's share thereof. The entries in the Registers shall be conclusive, in the absence of manifest error, and the U.S. Borrower, the Canadian Borrower, the Administrative Agents and the Lenders shall treat each Person whose name is recorded in the Registers as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Credit Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the applicable Register. The Registers shall be available for inspection by the U.S. Borrower, the Canadian Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

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          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate or a Related Fund thereof, by the U.S. Borrower (on its own behalf and, if applicable, on behalf of the Canadian Borrower) and the Applicable Administrative Agent), together with payment to the Applicable Administrative Agent of a registration and processing fee of $3,500 (unless (w) such Assignment and Acceptance is electronically executed and delivered as provided in subsection 12.6(b)), (x) such fee is waived at the discretion of the Applicable Administrative Agent or (y) the assigning Lender is a predecessor Administrative Agent that has been removed in accordance with subsection 11.9, in which case such fee shall not apply), the Applicable Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the applicable Register and give notice of such acceptance and recordation to the U.S. Borrower and the Canadian Borrower, if applicable (no such assignment shall become effective unless and until so recorded); provided that, in the case of contemporaneous assignments by a Lender to more than one Related Fund, only a single $3,500 fee shall be payable for all such contemporaneous assignments (unless such fee is inapplicable or waived as provided above). On or prior to such effective date, the U.S. Borrower or the Canadian Borrower, as applicable, at its own expense, shall execute and deliver to the Applicable Administrative Agent (in exchange for any or all of the Term Loan Notes, Revolving Credit Notes or C$ Notes of the assigning Lender, if any) new Term Loan Notes, Revolving Credit Notes or C$ Notes, as the case may be, to the order of such Assignee and its registered assigns (if requested) in an amount equal to the Revolving Credit Commitment, the Term Loans or the C$ Prime Loans, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or any Term Loans or C$ Prime Loans hereunder, new Term Loan Notes, Revolving Credit Notes or C$ Notes, as the case may be, to the order of the assigning Lender and its registered assigns in an amount equal to the Commitment or such Term Loans or C$ Prime Loans, as the case may be, retained by it hereunder (if requested). Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby.

          (f) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Applicable Administrative Agent and the U.S. Borrower or the Canadian Borrower, as applicable, the option to provide to either Borrowing Party all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Borrowing Party pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) with respect to an SPC of a Canadian Lender, such SPC shall be a resident of Canada for purposes of the ITA. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In

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furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this subsection 12.6, any SPC may (i) with notice to, but without the prior written consent of, the applicable Borrowing Party and the Applicable Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the U.S. Borrower or the Canadian Borrower, as applicable, and the Applicable Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. For the avoidance of doubt, the Granting Lender shall for all purposes, including the approval of any amendment or waiver or any provision of any Credit Document or the obligation to pay any amount payable by the Granting Lender under the Credit Documents continue to be the Lender of record hereunder. In each case in which a Lender has granted to an SPC the option to provide to the U.S. Borrower all or any part of a Loan that such Lender would otherwise be obligated to make hereunder, such Lender shall (i) maintain a register and record therein the amounts of such SPC's entitlement to payments of principal and interest with respect to such Loan, and (ii) collect from such SPC, prior to such SPC's receipt of payments with respect to such Loan, the forms, certificates, and statements required pursuant to Section 5.11 hereof, as if such SPC were a Lender. In each case in which such SPC has assigned all or a portion of its interest in any Loan to any financial institution pursuant to this Section 12.6(f), such SPC shall (i) maintain a register and record therein the amounts of the entitlement of such financial institution to payments of principal and interest with respect to such Loan, and (ii) collect from such financial institution, prior to the receipt by such financial institution of payments with respect to such Loan, the forms, certificates, and statements required pursuant to Section 5.11 hereof.

          (g) The Administrative Agent, the Arrangers, the Canadian Administrative Agent and the Lenders agree that they will use reasonable efforts to protect the confidentiality of any confidential information concerning Holdings, the U.S. Borrower and its Subsidiaries and Affiliates. Notwithstanding the foregoing, each of the U.S. Borrower and the Canadian Borrower authorizes each Lender to disclose (i) to its employees, officers, Affiliates and advisors, who shall be bound by the confidentiality provisions hereof and who shall use such information only for purposes of preserving, exercising or enforcing the rights of such Lender hereunder, (ii) to any regulatory authority as required by law, (iii) in connection with any enforcement or other legal action (in which case, such Person agrees to inform the U.S. Borrower prior to making such disclosure to the extent it is reasonably practicable to do so) and (iv) to any Participant, Assignee or pledgee (each, a "Transferee") and any prospective Transferee or to any direct or indirect contractual counterparty under a swap agreement that relates to

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any Loan (or to such contractual counterparty's professional advisor), any and all information in such Lender's possession concerning Holdings, the U.S. Borrower and its Subsidiaries which has been delivered to such Lender by or on behalf of the U.S. Borrower or the Canadian Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the U.S. Borrower or the Canadian Borrower in connection with such Lender's credit evaluation of the U.S. Borrower and its Subsidiaries prior to becoming a party to this Agreement; provided that each Lender shall cause its respective prospective Transferees and swap counterparties (and their professional advisors), to agree in writing to protect the confidentiality of any confidential information concerning Holdings, the U.S. Borrower and its Subsidiaries and Affiliates in accordance with the provisions of this paragraph (g).

          (h) If, pursuant to this subsection 12.6, any interest in this Agreement or any Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the terms of this Agreement including without limitation subsection 5.11(e).

          (i) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          12.7 Adjustments; Set-off. (a) If any relevant U.S. Lender or Canadian Lender, as applicable (a "benefitted Lender") shall at any time receive any payment of all or part of any of its Loans or L/C Participating Interests, as the case may be, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause (f) of Section 10, or otherwise) in a greater proportion than any such payment to and collateral received by any other relevant U.S. Lender or Canadian Lender, as applicable, if any, in respect of such other relevant Lender's Loans or L/C Participating Interests, as the case may be, or interest thereon, in each case except as otherwise contemplated by this Agreement such benefitted Lender shall purchase for cash from the other relevant U.S. Lenders or Canadian Lenders, as applicable, such portion of each such other relevant Lender's Loans or L/C Participating Interests, as the case may be, or shall provide such other relevant Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the relevant U.S. Lenders or Canadian Lenders, as applicable; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Subject to paragraph (b) of this subsection 12.7, the Borrowing Parties agree that each Lender so purchasing a portion of another Lender's

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Loans and/or L/C Participating Interests may exercise all rights of payment
(including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. The Applicable Administrative Agent shall promptly give the applicable Borrowing Party notice of any set-off; provided that the failure to give such notice shall not affect the validity of such set-off.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings, the U.S. Borrower or the Canadian Borrower, any such notice being expressly waived by Holdings, the U.S. Borrower and the Canadian Borrower to the extent permitted by applicable law, upon the filing of a petition under any of the provisions of the Bankruptcy Code or amendments thereto (or in the case of the Canadian Borrower, any comparable law or statute), by or against; the making of an assignment for the benefit of creditors by; the application for the appointment, or the appointment, of any receiver of, or of any substantial portion of the property of; the issuance of any execution against any substantial portion of the property of; the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any substantial portion of the property of; or the issuance of a warrant of attachment against any substantial portion of the property of; Holdings, the U.S. Borrower or the Canadian Borrower, to set off and apply against any indebtedness, whether matured or unmatured, of Holdings, the U.S. Borrower or the Canadian Borrower to such Lender, any amount owing from such Lender to Holdings, the U.S. Borrower or the Canadian Borrower, at or at any time after, the happening of any of the above mentioned events. The aforesaid right of set-off may be exercised by such Lender against Holdings, the U.S. Borrower or the Canadian Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Holdings, the U.S. Borrower or the Canadian Borrower, or against anyone else claiming through or against Holdings, the U.S. Borrower or the Canadian Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify Holdings, the U.S. Borrower or the Canadian Borrower, as applicable, and the Applicable Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

          12.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, including by means of facsimile, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the U.S. Borrower and each of the Administrative Agents. This Agreement shall become effective with respect to Holdings, the U.S. Borrower, the Canadian Borrower, the Administrative

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Agent, the Canadian Administrative Agent and the Lenders when the Administrative
Agent shall have received copies of this Agreement executed by Holdings, the U.S. Borrower, the Canadian Borrower, the Administrative Agent, the Canadian Administrative Agent and the Lenders, or, in the case of any Lender, shall have received telephonic confirmation from such Lender stating that such Lender has executed counterparts of this Agreement or the signature pages hereto and sent the same to the Administrative Agent.

          12.9 Governing Law; No Third Party Rights. This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and, except as set forth in subsection 12.6, no other Persons shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

          12.10 Submission to Jurisdiction; Waivers. (a) Each party to this Agreement hereby irrevocably and unconditionally:

               (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the other Credit Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

               (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in subsection 12.2 or at such other address of which the Applicable Administrative Agent shall have been notified pursuant thereto; and

               (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (b) Each party hereto unconditionally waives trial by jury in any legal action or proceeding referred to in paragraph (a) above and any counterclaim therein.

          12.11 Releases. The Administrative Agents and the Lenders agree to cooperate with Holdings, the U.S. Borrower and its Subsidiaries with respect to any sale or other disposition permitted by subsection 9.5 and promptly take such action and execute and deliver such instruments and documents necessary to release the liens and security interests created by the Security Documents relating to any of the assets or

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property affected by any such sale permitted by subsection 9.5, including, without limitation, any Uniform Commercial Code or PPSA amendment, release or termination or partial release or termination statements.

          12.12 Interest. Each provision in this Agreement and each other Credit Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, by the Borrowing Parties for the use, forbearance or detention of the money to be loaned under this Agreement or any other Credit Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Credit Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the highest lawful rate permitted by applicable law (the "Highest Lawful Rate"), and all amounts owed under this Agreement and each other Credit Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Agreement or such other Credit Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Notwithstanding any provision in this Agreement or any other Credit Document to the contrary, if the maturity of the Loans or the obligations in respect of the other Credit Documents are accelerated for any reason, or in the event of any prepayment of all or any portion of the Loans or the obligations in respect of the other Credit Documents by either of the Borrowing Parties or in any other event, earned interest on the Loans and such other obligations of the applicable Borrowing Party may never exceed the Highest Lawful Rate, and any unearned interest otherwise payable on the Loans or the obligations in respect of the other Credit Documents that is in excess of the Highest Lawful Rate shall be canceled automatically as of the date of such acceleration or prepayment or other such event and (if theretofore paid) shall, at the option of the holder of the Loans or such other obligations, be either refunded to the applicable Borrowing Party or credited on the principal of the Loans. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the applicable Borrowing Party and the Lenders shall, to the maximum extent permitted by applicable law, amortize, prorate, allocate and spread, in equal parts during the period of the actual term of this Agreement, all interest at any time contracted for, charged, received or reserved in connection with this Agreement.

          12.13 Special Indemnification. Notwithstanding any provision in this Agreement to the contrary, (A) each Lender, or Transferee of any Lender pursuant to subsection 12.6(g) of this Agreement, shall indemnify the U.S. Borrower, the Canadian Borrower and each of the Administrative Agents, and hold each of them harmless against any and all payments, expenses or taxes which the U.S. Borrower, the Canadian Borrower or either of the Administrative Agents may become subject to or obligated to pay if and to the extent that, (i) on the Closing Date or the effective date of transfer, as the case may be, such Lender, or such Transferee of a Lender pursuant to subsection 12.6(g) of this Agreement,
(a) makes the representation and covenants set forth in subsection 5.11(e) of this Agreement and the Assignment and Acceptance, and (b) is not in fact also qualified to make the representation and covenants set forth in subsection 5.11(e) of this Agreement and the Assignment and Acceptance, and (ii) as a

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result of any Change in Law or compliance by such Lender, or Transferee, with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority the U.S. Borrower, the Canadian Borrower or either of the Administrative Agents is required to make any additional payments on account of U.S. withholding taxes and amounts related thereto with respect to any payments under this Agreement, any Note, or a Eurodollar Loan, made prior to such Change in Law or request or directive, none of which payments would have been required if such Lender, or Transferee, was qualified on the Closing Date or the date of the transfer, as the case may be, to make the representation and covenants set forth in subsection 5.11(e) of this Agreement and the Assignment and Acceptance, as the case may be, and (B) each Lender, or Transferee of any Lender pursuant to subsection 12.6(g) of this Agreement, agrees that to the extent any amount payable by such Lender or Transferee pursuant to this subsection 12.13 remains unpaid on any Interest Payment Date or the date on which any prepayment is made, the U.S. Borrower or the Canadian Borrower, as the case may be, shall have the right to set-off against any payment due to such Lender or Transferee on such date any amounts owing to the U.S. Borrower or the Canadian Borrower, as the case may be, pursuant to this subsection 12.13.

          12.14 Tax Disclosure. Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all Persons, without limitation of any kind, such party's U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no such party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws. This paragraph is intended to cause the transactions contemplated hereby not to be treated as having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Code, and shall be construed in a manner consistent with such purpose. In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the tax structure of the transactions contemplated hereby or any tax matter or tax idea related to such transactions.

          12.15 Documentation Agents. None of the Documentation Agents shall have any duties or obligations under this Agreement or the other Credit Documents, express or implied. None of the Documentation Agents shall incur any personal liability by reason of being named as a Documentation Agent hereunder.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                       RING ACQUISITION CORP., as Borrower


                                       By: /s/ Jason Mozingo
                                           ------------------------------------
                                       Name: Jason Mozingo
                                       Title: Vice President and Secretary


                                       JOSTENS CANADA LTD., as Canadian Borrower


                                       By: /s/ John L. Larsen
                                           -------------------------------------
                                       Name: John L. Larsen
                                       Title: Treasurer


                                       RING IH CORP.


                                       By: /s/ Jason Mozingo
                                           -------------------------------------
                                       Name: Jason Mozingo
                                       Title: Vice President and Secretary

                                       CREDIT SUISSE FIRST BOSTON, acting
                                       through its New York branch, individually and as Administrative Agent, Issuing Lender and Swing Line Lender


                                       By: /s/ Robert Hetu
                                           -------------------------------------
                                       Name: Robert Hetu
                                       Title: Director


                                       By: /s/ Yvette McQueen
                                           -------------------------------------
                                       Name: Yvette McQueen
                                       Title: Assistant Vice President

                                       CREDIT SUISSE FIRST BOSTON
                                       TORONTO BRANCH,
                                       individually and as Canadian
                                       Administrative Agent


                                       By: /s/ Alain Daoust
                                           -------------------------------------
                                       Name: Alain Daoust
                                       Title: Director


                                       By: /s/ Bruce F. Wetherly
                                           -------------------------------------
                                       Name: Bruce F. Wetherly
                                       Title: Director


                                       DEUTSCHE BANK AG CAYMAN
                                       ISLANDS BRANCH


                                       By: /s/ Scottye Lindsey
                                           -------------------------------------
                                       Name: Scottye Lindsey
                                       Title: Vice President


                                       By: /s/ Diane F. Rolfe
                                           -------------------------------------
                                       Name: Diane F. Rolfe
                                       Title: Vice President

                    [SIGNATURE PAGES OF OTHER LENDERS FOLLOW]

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Allied Irish Banks, p.l.c.


                                       By: /s/ John Farrace
                                           -------------------------------------
                                       Name: John Farrace
                                       Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Bank One, NA


                                       By: /s/ Michael A. Basak
                                           -------------------------------------
                                       Name: Michael A. Basak
                                       Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: The Bank of New York


                                       By: /s/ John-Paul Marotta
                                           -------------------------------------
                                       Name: John-Paul Marotta
                                       Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: The Bank of Nova Scotia


                                       By: /s/ N. Bell
                                           -------------------------------------
                                       Name: N. Bell
                                       Title: Senior Manager

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Bank of Tokyo-Mitsubishi Trust Company


                                       By: /s/ Anna Bezdenezhnykh Guiller
                                           -------------------------------------
                                       Name: Anna Bezdenezhnykh Guiller
                                       Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Commerzbank AG, New York and Grand Cayman
                                       Branches


                                       By: /s/ Douglas I. Glickman
                                           -------------------------------------
                                       Name: Douglas I. Glickman
                                       Title: Vice President


                                       By: /s/ Isabel S. Zeissig
                                           -------------------------------------
                                       Name: Isabel S. Zeissig
                                       Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Erste Bank der Oesterreichischen
                                       Sparkassen AG


                                       By: /s/ Bryan J. Lynch
                                           -------------------------------------
                                       Name: Bryan J. Lynch
                                       Title: First Vice President


                                       By: /s/ Patrick W. Kunkel
                                           -------------------------------------
                                       Name: Patrick W. Kunkel
                                       Title: Vice President, Erste Bank
                                              New York Branch

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Fleet National Bank


                                       By: /s/ S. Curran
                                           -------------------------------------
                                       Name: S. Curran
                                       Title: Director

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Hamilton Floating Rate Fund, LLC


                                       By: /s/ Dean Stephan
                                           -------------------------------------
                                       Name: Dean Stephan
                                       Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Mizuho Corporate Bank, Ltd.


                                       By: /s/ Bertram Tang
                                           -------------------------------------
                                       Name: Bertram Tang
                                       Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: National City Bank


                                       By: /s/ Michael A. Moose
                                           -------------------------------------
                                       Name: Michael A. Moose
                                       Title: Account Officer

                                                               SIGNATURE PAGE TO
                                                          RING ACQUISITION CORP.
                                                                CREDIT AGREEMENT

                  Name of Institution: Wells Fargo Bank N.A.


                                       By: /s/ Jorge L. Jaramillo
                                           -------------------------------------
                                       Name: Jorge L. Jaramillo
                                       Title: Assistant Vice President

                                                               SCHEDULE I TO THE
                                                                CREDIT AGREEMENT

                       Lenders, Addresses and Commitments

I.   U.S. Lenders

-------------------------------------------------------------------------------------------------------
                                         Change of Control Term   Closing Date Term    U.S. Revolving
            Name of Lender                   Loan Commitment       Loan Commitment    Credit Commitment
-------------------------------------------------------------------------------------------------------
Allied Irish Banks, p.l.c.                         $0                 $         0        $ 5,000,000
405 Park Avenue Second Floor
New York, NY 10022
-------------------------------------------------------------------------------------------------------
Bank One, NA                                       $0                 $12,500,000        $12,500,000
1 Bank One Plaza
Suite IL1-0088
Chicago, IL 60670
-------------------------------------------------------------------------------------------------------
Bank of New York                                   $0                 $ 7,500,000        $12,500,000
U.S. Commercial Banking
Central Division
One Wall Street
New York, NY 10286
-------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                                $0                 $12,500,000        $ 7,500,000
Chicago Rep Office
181 West Madison Street
Suite 3700
Chicago, IL 60602
-------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Trust Company             $0                 $12,500,000        $12,500,000
Transaction Business Group
1251 Avenue of the Americas, 12th Fl.
New York, NY 10020-1104
-------------------------------------------------------------------------------------------------------
Commerzbank AG                                     $0                 $ 7,500,000          7,500,000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                         Change of Control Term   Closing Date Term    U.S. Revolving
            Name of Lender                   Loan Commitment       Loan Commitment    Credit Commitment
-------------------------------------------------------------------------------------------------------
2 World Financial Center
New York, NY 10281-1050
-------------------------------------------------------------------------------------------------------
Credit Suisse First Boston                     $32,500,000           $377,000,000        $13,750,000
Eleven Madison Avenue
New York, NY 10017
-------------------------------------------------------------------------------------------------------
Deutsche Bank                                  $17,500,000           $  5,000,000        $13,750,000
60 Wall Street
New York, NY 10005
-------------------------------------------------------------------------------------------------------
Erste Bank Der Oesterreichischen               $         0           $  5,000,000        $ 5,000,000
Sparkassen AG
280 Park Avenue West Building
New York, NY 10017
-------------------------------------------------------------------------------------------------------
Fleet National Bank                            $         0           $ 12,500,000        $12,500,000
100 Federal Street
Boston, MA 02110
-------------------------------------------------------------------------------------------------------
Hamilton Floating Rate LLC                     $         0           $  5,000,000        $         0
One Wall Street
New York, NY 10286
-------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank, Ltd.                    $         0           $  7,500,000        $ 7,500,000
1251 Avenue of the Americas
New York, NY 10020-1104
-------------------------------------------------------------------------------------------------------
National City Bank                             $         0           $  7,500,000        $ 7,500,000
1900 E. Ninth Street
Cleveland, OH 44114
-------------------------------------------------------------------------------------------------------
Wells Fargo                                    $         0           $  3,000,000        $12,500,000
555 Montgomery Street
San Francisco, CA 94111
-------------------------------------------------------------------------------------------------------

II.  Canadian Lenders

---------------------------------------------------------------------
                                            Canadian Revolving Credit
             Name of Lender                        Commitment /1/
---------------------------------------------------------------------
Bank of Nova Scotia                                $5,000,000
Chicago Rep Office
181 West Madison Street, Suite 3700
Chicago, IL 60602
---------------------------------------------------------------------
Credit Suisse First Boston Toronto Branch          $7,500,000
1 First Canadian Place, Suite 3000
P.O. Box 301
Toronto, Ontario, Canada, M5X 1C9
---------------------------------------------------------------------
Deutsche Bank                                      $7,500,000
60 Wall Street
New York, NY 10005
---------------------------------------------------------------------

----------
/1/ Expressed in Dollars.

                                                              SCHEDULE II TO THE
                                                                CREDIT AGREEMENT

                                  PRICING GRID

                                           Applicable Margin            Applicable Margin
                                       for Eurodollar Revolving   for ABR Revolving Credit Loans            Commitment
           Leverage Ratio                    Credit Loans              and Swing Line Loans                  Fee Rate
------------------------------------   ------------------------   ------------------------------   ---------------------------
Category 1: Greater than 3.75 to                 2.75%                         1.75%               0.75%, subject to reduction
1.00                                                                                               to 0.50% as provided below*

Category 2: Greater than 3.00 to                 2.50%                         1.50%               0.75%, subject to reduction
1.00, but less than or equal to 3.75                                                               to 0.50% as provided below*
to 1.00

Category 3: Greater than 2.00 to                 2.25%                         1.25%               0.50%, subject to reduction
1.00, but less than or equal to 3.00                                                               to 0.375% as provided
to 1.00                                                                                            below*

Category 4: Less than or equal to                2.00%                         1.00%               0.50%, subject to reduction
2.00 to 1.00                                                                                       to 0.375% as provided
                                                                                                   below*

* In respect of each day on which (x) the Aggregate U.S. Credit Exposure is greater than 50% of the U.S. Revolving Credit Commitments or (y) the Aggregate Canadian Credit Exposure is greater than 50% of the Canadian Revolving Credit Commitments, the Commitment Fee Rate with respect to the Available U.S. Revolving Credit Commitments or the Available Canadian Revolving Credit Commitments, as applicable, shall be reduced to the applicable rate set forth above.